1
DESCRIPTION OF SECURITIES OF AT&T

INC. REGISTERED UNDER SECTION 12 OF

THE
EXCHANGE ACT AS OF DECEMBER 31, 2019

TABLE OF CONTENTS
DESCRIPTION OF THE COMPANY’S

COMMON STOCK .....................................................................................

1

DESCRIPTION OF THE DEPOSITARY

SHARES AND 5.000% PERPETUAL PREFERRED STOCK,

SERIES A4

DESCRIPTION OF THE FLOATING

RATE

GLOBAL NOTES DUE 2020 AND THE FLOATING

RATE
GLOBAL NOTES DUE 2023 ................................................................

................................................................

..... 13

DESCRIPTION OF THE 1.875% GLOBAL NOTES DUE 2020,

2.500% GLOBAL NOTES DUE 2023 AND THE
3.550% GLOBAL NOTES DUE 2032 ................................................................

........................................................

22

DESCRIPTION OF THE 2.650% GLOBAL NOTES DUE 2021,

THE 2.400% GLOBAL NOTES DUE 2024, THE
3.500% GLOBAL NOTES DUE 2025 AND THE 3.375%

GLOBAL NOTES DUE 2034 ................................

....... 31

DESCRIPTION OF THE 1.450% GLOBAL NOTES DUE 2022,

THE 2.750% GLOBAL NOTES DUE 2023, THE
1.050% GLOBAL NOTES DUE 2023, THE 1.300%

GLOBAL NOTES DUE 2023, THE 1.950% GLOBAL
NOTES DUE 2023, THE 1.800% GLOBAL NOTES DUE 2026,

THE 2.350% GLOBAL NOTES DUE 2029, THE
2.600% GLOBAL NOTES DUE 2029, THE 2.450%

GLOBAL NOTES DUE 2035 AND THE 3.150% GLOBAL
NOTES DUE 2036 ................................................................

................................................................

...................... 40

DESCRIPTION OF THE 0.250% GLOBAL NOTES DUE 2026,

THE 0.800% GLOBAL NOTES DUE 2030 AND
THE 1.800% GLOBAL NOTES DUE 2039 ................................................................

...............................................

52

DESCRIPTION OF THE 4.250% GLOBAL NOTES DUE 2050

................................................................

.............. 61

DESCRIPTION OF THE 5.350% GLOBAL NOTES DUE 2066

AND THE 5.625% GLOBAL NOTES DUE 206768

DESCRIPTION OF THE 7.000% GLOBAL NOTES DUE 2040

AND THE 4.875% GLOBAL NOTES DUE 204476

DESCRIPTION OF THE 4.250% GLOBAL NOTES DUE 2043

................................................................

.............. 84

DESCRIPTION OF THE 2.900% GLOBAL NOTES DUE 2026,

THE 4.375% GLOBAL NOTES DUE 2029 AND
THE 5.200% GLOBAL NOTES DUE 2033 ................................................................

...............................................

92

DESCRIPTION OF THE COMPANY’S

COMMON STOCK
The following summary of AT&T Inc.’s

(“AT&T”) common stock is based on

and qualified by the Company’s
Restated Certificate of Incorporation and Bylaws as of

December 31, 2019.

For a complete description of the terms and
provisions of the Company’s

equity securities, including its common stock, refer

to the Restated Certificate of Incorporation
and the Bylaws, both of which are filed

as exhibits to AT&T’s

Annual Report on Form 10-K for the year ended

December 31,
2019.

Throughout this exhibit, references

to “we,” “our,”

“us” and “the Company” refer

to AT&T.
General
Our authorized share capital consists of 14,010,000,000

shares, of which 14,000,000,000 are common shares having
a par value of $1.00 per share and 10,000,000 are

shares of preferred stock, par value $1.00 per share. As of December

31,
2019, 7,254,555,140 shares of common stock were

outstanding and 48,000 shares of preferred stock were

outstanding.
Our common stock is listed on the New York

Stock Exchange under the symbol “T”.
The transfer agent for the common stock is Computershare

Trust Company,

N.A., P.O.

Box 505005, Louisville,
Kentucky 40233.
We typically do

not issue physical stock certificates. Instead, we record evidence of stock ownership solely on our
corporate records. However,

we will issue a physical stock certificate if a stockholder

so requests.
Holders of common stock do not have any conversion, redemption,

preemptive or cumulative voting rights. In the
event of our dissolution, liquidation or winding-up

,

common stockholders share ratably in any assets remaining after all creditors are paid in full, including holders of our debt

securities and after the liquidation preference of holders of preferred stock has been satisfied.
Some of the provisions of our Restated Certificate of Incorporation and our Bylaws may tend to deter any potential
unfriendly tender offers or other efforts

to obtain control of us. At the same time, these provisions will tend to assure
continuity of management and corporate policies and

to induce any persons seeking control or a business combination with
us to negotiate on terms acceptable to our then-elected

board of directors.
Dividends
Common stockholders are entitled to participate equally

in dividends when dividends are declared by our board

of
directors out of funds legally available for dividends.
Voting

Rights
Each holder of common stock is entitled to one vote for

each share for all matters voted on by common
stockholders.
Election of Directors
Holders of common stock may not cumulate their votes in

the election of directors. In an election of directors, each director must be elected by the vote of the majority of

the votes cast with respect to that director’s election. If a nominee for
director is not elected and the nominee is an incumbent director,

such incumbent director must promptly tender his or her
resignation to the board of directors, subject to acceptance by the board of directors. The Corporate Governance and
Nominating Committee of the board of directors (the

“Corporate Governance and Nominating Committee”) will make

a
recommendation to the board of directors as to whether

to accept or reject the tendered resignation, or whether other action should be taken. The board of directors will act on the

tendered resignation, taking into account the Corporate Governance and Nominating Committee’s

recommendation, and publicly disclose (by a press release, a filing with the Securities and
Exchange Commission or other broadly disseminated means of

communication) its decision regarding the tendered
resignation and the rationale behind the decision within

90 days from the date of certification of election results. The
Corporate Governance and Nominating Committee

in making its recommendation and the board of directors in

making its
decision may each consider any factors or other information

that they consider appropriate and relevant. Any

incumbent
director who tenders his or her resignation following

such failure to be elected will not participate in the recommendation of

the Corporate Governance and Nominating Committee or

the decision of the board of directors with respect to his or her
resignation.
If the number of persons properly nominated for election

as directors as of the date that is 10 days before the record date for the meeting at which such vote is to be held

exceeds the number of directors to be elected, then the directors shall be
elected by a plurality of the votes cast.
For purposes of the election of directors, a majority of

votes cast shall mean that the number of shares voted “for”
the election of a director exceeds the number of votes

cast “against” the election of such director.
Other Matters
Except with respect to the election of directors as described above, all other matters are determined by a majority of
the votes cast, unless otherwise required by law or

the certificate of incorporation for the action proposed.
For these purposes, a majority of votes cast shall mean that the number of shares voted “for” a matter exceeds the
number of votes cast “against” such matter.
Quorum
At least 40% of the shares entitled to vote at the meeting

must be present in person or by proxy,

in order to
constitute a quorum.
Board of Directors
Our Bylaws provide that all directors are required to stand

for re-election every year. At any

meeting of our board of
directors, a majority of the total number of the directors constitutes a quorum.
Action without Stockholder Meeting
Our Restated Certificate of Incorporation also requires that stockholders representing at least two-thirds of the

total
number of shares outstanding and entitled to vote

thereon must sign a written consent for any action without a meeting of the
stockholders.
Advance Notice Bylaws
Our Bylaws establish advance notice procedures with regard

to stockholder proposals relating to the nomination of
candidates for election as directors or new business to be

brought before meetings of our stockholders. These procedures provide that notice of such stockholder proposals must be

timely given in writing to the Secretary of AT&T

prior to the
meeting at which the action is to be taken. Generally,

to be timely, notice must be

received at our principal executive offices
not less than 90 days nor more than 120 days prior to the

anniversary date of the annual meeting for the preceding

year. The
notice must contain certain information specified in

the Bylaws.
Proxy Access
Our Bylaws permit any stockholder or group of up to twenty

stockholders who have maintained continuous
qualifying ownership of 3% or more of our outstanding

common stock for at least the previous three years to include up to a
specified number of director nominees in our proxy materials for an annual meeting of stockholders. The maximum number
of stockholder nominees permitted under the proxy access provisions of our Bylaws shall be the greater of two or 20% of the
total number of directors of AT&T

on the last day a notice of nomination may be submitted.

Notice of a nomination pursuant to the proxy access provisions of our Bylaws must be submitted to the Secretary of
AT&T

at our principal executive office no earlier than

150 days and no later than 120 days before the anniversary

of the date
that we mailed our proxy statement for the previous year’s

annual meeting of stockholders. The notice must contain

certain
information specified in our Bylaws.

Section 203 of the General Corporation Law of the State

of Delaware
We are also subject

to Section 203 of the General Corporation Law

of the State of Delaware. Section 203 prohibits
us from engaging in any business combination (as

defined in Section 203) with an “interested stockholder” for a period of
three years subsequent to the date on which the stockholder

became an interested stockholder unless:
●

prior to such date, our board of directors approves either

the business combination or the transaction in
which the stockholder became an interested stockholder;

●

upon completion of the transaction that resulted in the stockholder becoming an interested stockholder,

the
interested stockholder owns at least 85% of the outstanding

voting stock (with certain exclusions); or

●

the business combination is approved by our board of directors and authorized by a vote (and not by written
consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

For purposes of Section 203, an “interested stockholder”

is defined as an entity or person beneficially owning 15%
or more of our outstanding voting stock, based

on voting power, and any entity

or person affiliated with or controlling or
controlled by such an entity or person.
A “business combination” includes mergers,

asset sales and other transactions resulting in financial benefit to

a
stockholder. Section 203

could prohibit or delay mergers or other takeover

or change of control attempts with respect to us
and, accordingly,

may discourage attempts that might result in a premium over

the market price for the shares held by
stockholders.
Such provisions may have the effect of

deterring hostile takeovers or delaying changes in control

of management or
us.

DESCRIPTION OF THE DEPOSITARY

SHARES
AND 5.000% PERPETUAL PREFERRED STOCK,

SERIES A
The following summary of AT&T’s

above referenced

securities is based on and qualified by the pertinent sections of our Restated Certificate of Incorporation, including

the Certificate of Designations creating the

5.000% Perpetual Preferred
Stock, Series A (the “Series A”). For a complete

description of the terms and

provisions of the depositary shares

and the
Series A, please refer to our Restated

Certificate of Incorporation, which is filed as an exhibit to AT&T’s

Annual Report on
Form 10-K for the year ended December 31, 2019 and

to the Certificate of Designations, which is filed an exhibit to a

Form
8-A filed with the Securities and Exchange Commission on

December 12, 2019.
References to the “holders” of the Series

A shall mean Computershare Inc. and

Computershare Trust

Company,
N.A., (the “Depositary”). References to

“holders” of depositary shares mean

those who own depositary shares registered

in
their own names, on the books that we or the Depositary

maintain for this purpose, and not indirect

holders who own
beneficial interests in depositary shares

registered in street

name or issued in book-entry form through

the Depositary Trust
Company (“DTC”). Holders of the depositary shares

are entitled through

the Depositary to exercise their proportional
rights and preferences

of the Series A, as described under “Description of the Depositary

Shares.”
DESCRIPTION OF THE 5.000% PERPETUAL PREFERRED

STOCK, SERIES A
General
Under our Restated Certificate of Incorporation, we have

the authority to issue up to 10,000,000 shares of preferred
stock, par value $1.00 per share. Our board of directors

(or a duly authorized committee of the board) is authorized without further stockholder action to cause the issuance of shares

of preferred stock, including the Series A. The Series A represents a single series of our authorized preferred stock.
We have issued

48,000 shares of the Series A, which remains the amount

outstanding, subject to our ability to
reopen and issue additional shares and/or increase or decrease the number of designated shares of Series A as described
below. The shares

of Series A are fully paid and nonassessable and are not

convertible into, or exchangeable for, shares

of
our common stock or any other class or series of our other

securities and are not subject to any sinking fund or any other obligation of us for their repurchase or retirement. The

shares of Series A have a “stated amount” per share of $25,000

and
are held solely by the Depositary as described under “Description of the Depositary Shares” below.
The number of designated shares of Series A may from time to time be increased (but not in excess of the total
number of shares of preferred stock authorized under

our Restated Certificate of Incorporation, less shares of any other series
of preferred stock designated at the time of such increase)

or decreased (but not below the number of shares of Series

A then
outstanding) by resolution of the board (or a duly authorized committee of the board), without the vote or consent

of the
holders of the Series A. Shares of Series A that are redeemed,

purchased or otherwise acquired by us will be cancelled

and
shall revert to authorized but unissued shares of preferred

stock undesignated as to series. We

have the authority to issue
fractional shares of Series A.
Ranking
With respect to the payment of dividends

and distributions of assets upon any liquidation, dissolution or winding up,
the Series A ranks:
●

senior to

our common

stock and

any class

or series

of our

stock that

ranks junior

to the

Series A

in the
payment of

dividends or

in the

distribution of

assets upon

our liquidation,

dissolution or

winding up
(including our common stock, “junior stock”);
●

senior to

or on a

parity with each

other series of

our preferred

stock we may

issue (except for

any senior
series that may be issued upon the requisite vote or consent of the holders of at least two thirds of the shares
of the Series A at the time outstanding and entitled to vote, voting together with any other series of preferred stock that would be adversely affected by such issuance substantially in the same manner and entitled to vote
as a single

class in proportion

to their respective

stated amounts) with

respect to the

payment of dividends
and distributions of assets upon any liquidation, dissolution or winding up of the Company; and

●

junior to all existing and future indebtedness and other

non-equity claims on us.
Dividends
Holders of Series A shall be entitled to receive, when,

as and if declared by our board (or a duly authorized
committee of the board), but only out of funds legally

available therefor, cumulative cash dividends

at the annual rate of
5.000% of the stated amount per share, and no more, payable quarterly in arrears on the 1st day of each February,

May,
August and November, respectively,

in each year, beginning on February

1, 2020 (each, a “dividend payment date”), with
respect to the dividend period (or portion thereof) ending

on the day preceding such respective dividend payment

date, to
holders of record on the 15th calendar day before such dividend payment date or such other record date not more than 60

nor
less than 10 days preceding such dividend payment date fixed for that purpose by our board (or a duly authorized committee of the board) in advance of payment of each particular

dividend. The amount of the dividend per share of Series A for each dividend period (or portion thereof) is calculated

on the basis of a 360-day year consisting of twelve 30-day months.

If any
dividend payment date is not a business day,

the applicable dividend will be paid on the first business day following that day
without adjustment. We

will not pay interest or any sum of money instead of interest on any dividend payment that may be in
arrears on the Series A.
“Dividend period” means each period commencing on (and

including) a dividend payment date and continuing

to
(but not including) the next succeeding dividend payment

date, except that the first dividend period for the initial issuance of
shares of Series A shall commence on (and include) the original issue date.
A “business day” means each Monday,

Tuesday,

Wednesday,

Thursday or Friday on which banking institutions in
The City of New York

are not authorized or obligated by law,

regulation or executive order to close.
Restrictions on Dividends, Redemption and Repurchases
So long as any share of Series A remains outstanding,

unless full accrued dividends on all outstanding shares

of
Series A through and including the most recently completed dividend period have been paid or declared and a sum sufficient
for the payment thereof has been set aside for payment:
(i) no dividend may be declared or paid or set aside for

payment on any junior stock, other than a dividend
payable solely in stock that ranks junior to the Series A

in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding up of the Company;

and
(ii) no monies may be paid or made available for a

sinking fund for the redemption or retirement of junior
stock, nor shall any shares of junior stock be purchased,

redeemed or otherwise acquired for consideration by

us,
directly or indirectly,

other than:
●

as a result of

(x) a reclassification

of junior stock,

or (y) the exchange

or conversion of

one share of junior
stock for or into

another share of stock

that ranks junior to

the Series A in

the payment of dividends

and in
the distribution of assets on any liquidation, dissolution

or winding up of the Company; or
●

through the use

of the proceeds

of a substantially

contemporaneous sale of

other shares of

stock that ranks
junior to

the Series

A in

the payment

of dividends

and in

the distribution

of assets

on any

liquidation,
dissolution or winding up of the Company; or
●

purchases, redemptions

or other acquisitions

of shares of

junior stock in

connection with any

employment
contract, benefit plan,

or other similar arrangement

with or for the

benefit of employees,

officers, directors
or consultants.
“Accrued dividends” means, with respect to shares of

Series A, an amount computed at the annual dividend rate for
Series A from, as to each share, the date of issuance of

such share to and including the date to which such dividends are to be
accrued (whether or not such dividends have been declared),

less the aggregate amount of all dividends previously

paid on
such share.
If our board (or a duly authorized committee of the board)

elects to declare only partial instead of full dividends for a dividend payment date and related dividend period

on the shares of Series A or any class or series of our stock that ranks on

a parity with Series A in the payment of dividends (“dividend parity stock”), then to the extent permitted by the terms of the
Series A and each outstanding series of dividend parity stock such partial dividends shall be declared on shares of Series A and dividend parity stock, and dividends so declared

shall be paid, as to any such dividend payment date and related dividend
period in amounts such that the ratio of the partial dividends declared and paid on each such series to full dividends on

each
such series is the same. As used in this paragraph, “full

dividends” means, as to the Series A and any dividend parity stock
that bears dividends on a cumulative basis, the amount

of dividends that would need to be declared and paid

to bring the
Series A and such dividend parity stock current in dividends,

including undeclared dividends for

past dividend periods (that
is, for Series A, full accrued dividends). To

the extent a dividend period with respect to the Series A or any series of dividend
parity stock (in either case, the “first series”) coincides with more than one dividend period with respect to another

series as
applicable (in either case, a “second series”), for purposes of the immediately preceding sentence our board

(or a duly
authorized committee of the board) may,

to the extent permitted by the terms of each affected series,

treat such dividend
period for the first series as two or more consecutive

dividend periods, none of which coincides with more than one dividend
period with respect to the second series, or may treat

such dividend period(s) with respect to any dividend parity stock and dividend period(s) with respect to the Series A for purposes of the immediately preceding sentence in any other

manner that it
deems to be fair and equitable in order to achieve ratable

payments of dividends on such dividend parity stock

and the Series
A.
Subject to the foregoing, and not otherwise, such dividends

(payable in cash, stock or otherwise) as may be
determined by our board (or a duly authorized committee

of the board) may be declared and paid on any junior stock

from
time to time out of any funds legally available therefor,

and the shares of Series A shall not be entitled to participate in any
such dividend.
Optional Redemption
The Series A is perpetual and has no maturity date. We

may, at our option, redeem

the shares of Series A:
(i)

in whole or in part, at any time on or after December

12, 2024, at a cash redemption price equal to
the stated amount ( i.e.
, $25,000 per share of Series A) (equivalent

to $25.00 per depositary share), plus (except as
otherwise provided herein) an amount equal to all accrued

and unpaid dividends thereon (whether or not declared),
to, but not including, the date fixed for redemption;

or
(ii)

in whole but not in part at any time within 90 days after

the conclusion of any review or appeal
process instituted by us following the occurrence of

a ratings event at a cash redemption price equal to $25,500 per share of Series A (equivalent to $25.50 per depositary share), plus

(except as otherwise provided herein) an amount
equal to all accrued and unpaid dividends thereon (whether

or not declared) to, but not including, the date fixed for
redemption.
“Ratings event” means that any nationally recognized

statistical rating organization as defined in Section

3(a)(62) of
the Exchange Act or in any successor provision thereto,

that then publishes a rating for us (a “rating agency”) amends, clarifies or changes the criteria it uses to assign equity credit to securities such as the Series A, which amendment,
clarification or change results in:
(i)

the shortening of the length of time the Series A is assigned a particular level of equity credit by
that rating agency as compared to the length of time they would have been assigned that level of equity credit by that
rating agency or its predecessor on the initial issuance of

the Series A; or
(ii)

the lowering of the equity credit (including up to a

lesser amount) assigned to the Series A by that
rating agency as compared to the equity credit assigned

by that rating agency or its predecessor on the initial
issuance of the Series A.
The redemption price for any shares of Series A shall be payable on the redemption date to the holder of such shares
against surrender of the certificate(s) evidencing such shares to us or our agent, if the shares of Series A are issued in
certificated form. Any accrued but unpaid dividends payable

on a redemption date that occurs subsequent to the applicable record date for a dividend period shall not be paid to the

holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of

the redeemed shares on such record date relating to the applicable dividend payment date.

In case of any redemption of only part of the shares of Series

A at the time outstanding, the shares to be redeemed
shall be selected either pro rata
from the holders of record of Series A in proportion to the

number of shares of Series A held
by such holders or by lot. Subject to the provisions hereof,

our board (or a duly authorized committee of the board) shall have
full power and authority to prescribe the terms and

conditions on which shares of Series A shall be redeemed from time to
time. If we shall have issued certificates for the Series

A and fewer than all shares represented by any certificates

are
redeemed, new certificates shall be issued representing

the unredeemed shares without charge to the holders thereof.
Redemption Procedures
A notice of every redemption of shares of Series A shall be

given by first class mail, postage prepaid, addressed to
the holders of record of the shares to be redeemed

at their respective last addresses appearing on our books. Such mailing
shall be at least 30 days and not more than 60 days

before the date fixed for redemption. Any notice mailed as provided in
this paragraph shall be conclusively presumed to have

been duly given, whether or not the holder receives such notice,

but
failure duly to give such notice by mail, or any defect

in such notice or in the mailing thereof, to any holder of shares of
Series A designated for redemption shall not affect

the validity of the proceedings for the redemption of any other shares of
Series A. Notwithstanding the foregoing, if the Series

A or any depositary shares representing interests in the

Series A are
issued in book-entry form through The Depository Trust

Company or any other similar facility,

the Depositary Trust
Company or such other facility will provide notice of redemption by any authorized method to holders of record of the
applicable Series A or depositary shares representing

interests in the Series A not less than 30, nor more than 60, days prior to
the date fixed for redemption of the Series A and

related depositary shares.
Each notice of redemption given to a holder shall state:
●

the redemption date;
●

the number of shares of the

Series A to be redeemed and, if less than

all shares of the Series A held

by such
holder are to be redeemed, the number of shares to be

redeemed from such holder;
●

the redemption price;
●

the place or

places where certificates

for such shares

are to be

surrendered for payment

of the redemption
price; and
●

that dividends will cease to accrue on the redemption date.
If notice of redemption has been duly given, and if on or

before the redemption date specified in the notice all funds necessary for the redemption have been set aside by

us, separate and apart from our other funds, in trust for the pro rata
benefit of the holders of the shares called for redemption,

so as to be and continue to be available for that purpose, then, notwithstanding that any certificate for any share so

called for redemption has not been surrendered for cancellation in the
case that the shares of Series A are issued in certificated

form, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding

and
all rights with respect to such shares shall forthwith on

such redemption date cease and terminate, except only the right of the
holders thereof to receive the amount payable on such

redemption, without interest. Any funds unclaimed at

the end of two
years from the redemption date, to the extent permitted

by law, shall be released

from the trust so established and may be
commingled with our other funds, and after that time

the holders of the shares so called for redemption shall look only to us
for

payment of the redemption price of such shares.
The Series A is not subject to any mandatory redemption,

sinking fund or other similar provisions. Holders of Series
A do not have the right to require redemption of any

shares of Series A.
Liquidation Right
In the event of any liquidation, dissolution or winding

up of the affairs of the Company,

whether voluntary or
involuntary, before

any distribution or payment out of our assets may be made to or set aside for the holders of any junior
stock, holders of Series A will be entitled to receive out of our assets legally available for distribution to our stockholders an
amount equal to the stated amount per share, together

with an amount equal to all accrued dividends to the date of payment whether or not earned or declared (the “liquidation

preference”).

If our assets are not sufficient to pay the liquidation

preference in full to all holders of Series A and all holders of any class or series of our stock that ranks on a parity with

Series A in the distribution of assets on liquidation, dissolution

or
winding up of the Company (the “liquidation preference

parity stock”), the amounts paid to the holders of Series A and to the
holders of all liquidation preference parity stock shall

be
pro rata in accordance with the respective aggregate liquidation preferences of Series A and all such liquidation preference

parity stock. In any such distribution, the “liquidation preference”
of any holder of our stock other than the Series A means

the amount otherwise payable to such holder in such distribution
(assuming no limitation on our assets available for such

distribution), including an amount equal to any declared but unpaid dividends in the case of any holder of stock on which

dividends accrue on a noncumulative basis and, in the

case of any
holder of stock on which dividends accrue on a cumulative

basis, an amount equal to any unpaid, accrued, cumulative
dividends, whether or not earned or declared, as applicable.

If the liquidation preference has been paid in full to all holders of
Series A and all holders of any liquidation preference

parity stock, the holders of junior stock will be entitled to receive all of
our remaining assets according to their respective rights

and preferences.
For purposes of the liquidation rights, the merger,

consolidation or other business combination of us with or

into any
other corporation, including a transaction in which the holders of

Series A receive cash, securities or property for their shares, or the sale, conveyance, lease, exchange or transfer

(for cash, shares of stock, securities or other consideration)

of all or
substantially all of our assets, shall not constitute a liquidation,

dissolution or winding up of the Company.
Voting

Rights
Except as indicated below or otherwise required by law,

the holders of the Series A do not have any voting rights.
Right to Elect Two

Directors on Nonpayment Events
. If and whenever dividends payable on Series A have not been declared and paid in an aggregate amount equal to full dividends for at least six quarterly dividend periods or their equivalent
(whether or not consecutive) (a “nonpayment event”),

the number of directors then constituting our board shall be automatically increased by two and the holders of Series A,

together with the holders of any and all other series of
outstanding voting preferred stock then entitled to vote for additional directors, voting together as a single class in proportion to their respective stated amounts, shall be entitled to elect the two additional directors (the “preferred stock directors”);
provided
that our board shall at no time include more than two preferred stock directors (including, for purposes of this
limitation, all directors that the holders of any series of

voting preferred stock are entitled to elect pursuant to like voting rights).
“Voting

preferred stock” means any other class or series of preferred stock that ranks equally with the Series A as to
the payment of dividends and as to the distribution

of assets upon liquidation, dissolution or winding up

of the affairs of the
Company and upon which like voting rights have been

conferred and are exercisable.
In the event that the holders of Series A and such other holders of voting preferred stock shall be entitled to vote for
the election of the preferred stock directors following a

nonpayment event, such directors shall be initially elected

following
such nonpayment event only at a special meeting called

at the request of the holders of record of at least 20% of (i) the stated
amount of the Series A and (ii) each other series of voting

preferred stock then outstanding (unless such request for

a special
meeting is received less than 90 days before the date

fixed for the next annual or special meeting of our stockholders,

in
which event such election shall be held only at such next

annual or special meeting of stockholders), and at each subsequent annual meeting of our stockholders. Such request to call

a special meeting for the initial election of the preferred stock directors after a nonpayment event shall be made by

written notice, signed by the requisite holders of Series A or voting preferred stock, and delivered to our Secretary in

such manner as provided for in the certificate of designations creating the
Series A, or as may otherwise be required or permitted by

applicable law. If our Secretary

fails to call a special meeting for
the election of the preferred stock directors within 20

days of receiving proper notice, any holder of Series A may

call such a
meeting at our expense solely for the election of the preferred stock directors, and for this purpose and no other (unless
provided otherwise by applicable law) such Series A holder

shall have access to our stock ledger.
At each meeting of stockholders at which holders of the

Series A and such other holders of voting preferred stock
are entitled to vote for the election of the preferred

stock directors, the holders of record of 40% of the total number of the
Series A and voting preferred stock (determined on a

series by series basis) entitled to vote at the meeting, present in person
or by proxy,

will constitute a quorum for the transaction of business. Each preferred stock director will be elected by a vote of
the majority of the votes cast with respect to that preferred stock director’s election.
When (i) accrued dividends have been paid in full on the

Series A after a nonpayment event, and (ii) the rights of
holders of any voting preferred stock to participate in

electing the preferred stock directors shall have ceased, the right of

holders of the Series A to participate in the election

of preferred stock directors shall cease (but subject always to the
revesting of such voting rights in the case of any future

nonpayment event), the terms of office of all the

preferred stock
directors shall immediately terminate, and the number

of directors constituting our board shall automatically

be reduced
accordingly.
Any preferred stock director may be removed at any time without cause by the holders of record of a majority of the
outstanding shares of Series A and voting preferred

stock, when they have the voting rights described above (voting together
as a single class in proportion

to their respective stated amounts). The preferred stock

directors elected at any such special
meeting shall hold office until the next annual

meeting of the stockholders if such office shall not have

previously terminated
as above provided. In case any vacancy shall occur

among the preferred stock directors, a successor shall be elected by our board to serve until the next annual meeting of

the stockholders on the nomination of the then remaining preferred stock
director or, if no preferred stock directo

r

remains in office, by the vote of the holders of record

of a majority of the
outstanding shares of Series A and such voting preferred

stock for which dividends have not been paid, voting as a single class in proportion to their respective stated amounts.

The preferred stock directors shall each be entitled to one

vote per
director on any matter that shall come before our board

for a vote.
Other Voting

Rights
So long as any shares of the Series A are outstanding,

in addition to any other vote or consent of stockholders
required by law or by our Restated Certificate of Incorporation,

the vote or consent of the holders of at least two-thirds of the shares of Series A at the time outstanding, voting together

with any other series of preferred stock that would be adversely affected in substantially the same manner and

entitled to vote as a single class in proportion to their respective stated amounts
(to the exclusion of all other series of preferred stock),

given in person or by proxy,

either in writing without a meeting or by
vote at any meeting called for the purpose, will be

necessary for effecting or validating:
●

Amendment of Restated Certificate of Incorporation or Bylaws . Any amendment, alteration or repeal of any provision of

our Restated Certificate

of Incorporation

or Bylaws that

would alter or

change the voting
powers, preferences or special

rights of the Series A so

as to affect them

adversely;
provided , however , that
the amendment

of the Restated

Certificate of Incorporation

so as to

authorize or

create, or to

increase the
authorized amount

of, any

class or

series of

stock that

does not

rank senior

to the

Series A

in either

the
payment of

dividends or

in the distributi

on of

assets on

any liquidation,

dissolution or

winding up

of the
Company shall

not be

deemed to

affect adversely

the voting

powers, preferences

or special

rights of

the
Series A;
●

Authorization of Senior Stock
. Any amendment or alteration of the certificate of incorporation to authorize
or create, or increase the authorized amount of, any shares of any class or series or any securities convertible into shares of any class or series of our capital stock ranking prior to Series A in the payment of dividends or
in the distribution of assets on any liquidation, dissolution or winding up of the Company; or
●

Share Exchanges,

Reclassifications, Mergers

and Consolidations

and Other

Transactions
. Any
consummation of (x)

a binding

share exchange or reclassification

involving the Series A

or (y) a merger

or
consolidation of the Company with another entity (whether or not a corporation), unless in each case (A) the shares of Series

A remain outstanding

or, in

the case of

any such merger

or consolidation

with respect to
which we are not the surviving or resulting entity, the shares of Series A are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent and such surviving or resulting entity or

ultimate parent,

as the

case may

be, is

organized under

the laws

of the

United States

or a

state
thereof, and (B)

such shares remaining

outstanding or such

preference securities, as

the case may

be, have
such rights, preferences,

privileges

and voting powers,

and limitations and

restrictions, and limitations

and
restrictions thereof, taken as a

whole, as are not

materially less favorable to the

holders thereof than the

rights,
preferences, privileges

and voting powers,

and restrictions and

limitations thereof, of

the Series A
immediately prior to such consummation, taken as a whole.
To the fullest extent

permitted by law,

without the consent of the holders of the Series A, so long as such action does
not adversely affect the special rights, preferences,

privileges and voting powers, and limitations and restrictions thereof,

of
the Series A, we may amend, alter, supplement

or repeal any terms of the Series A contained in our

Restated Certificate of
Incorporation or the certificate of designations for the following purposes:

(i)

to cure any ambiguity,

omission, inconsistency or mistake in any such instrument;

or
(ii)

to make any provision with respect to matters or questions

relating to the Series A that is not
inconsistent with the provisions of the certificate of designations.
The foregoing voting provisions will not apply if, at or

prior to the time when the act with respect to which the

vote
would otherwise be required shall be effected,

all outstanding shares of the Series A have been redeemed

or called for
redemption on proper notice and sufficient

funds have been set aside by us for the benefit of the holders of the Series A to
effect the redemption, unless in the case of

a vote or consent required to authorize senior stock if the shares of Series A are
being redeemed with the proceeds from the sale of the

stock to be authorized.
Under current provisions of the Delaware General Corporation

Law, the holders of issued

and outstanding preferred
stock are entitled to vote as a class, with the consent of

the majority of the class being required to approve an amendment to our Restated Certificate of Incorporation if the amendment

would increase or decrease the aggregate number of

authorized
shares of such class or increase or decrease the par

value of the shares of such class.
No Preemptive and Conversion Rights
Holders of the Series A do not have any preemptive

rights. The Series A is not convertible into or exchangeable for property or shares of any other series or class of our capital stock.
Additional Classes or Series of Stock
We have the

right to create and issue additional classes or series of stock ranking equally with or junior to the Series
A as to dividends and distribution of assets upon our liquidation,

dissolution, or winding up without the consent of the
holders of the Series A, or the holders of the related depositary shares.
Transfer Agent and

Registrar
Computershare Trust Company,

N.A. is the transfer agent and registrar for the Series A as of the original issue date.
We may terminate

such appointment and may appoint a successor transfer agent

and/or registrar at any time and from time to
time, provided that we will use our best efforts

to ensure that there is, at all relevant times when the Series A is outstanding,

a
person or entity appointed and serving as transfer

agent and/or registrar. The transfer agent

and/or registrar may be a person
or entity affiliated with us.
DESCRIPTION OF THE DEPOSITARY

SHARES
General
We have issued

fractional interests in shares of the Series A in the form

of depositary shares. Each depositary share
represents a 1/1,000th ownership interest in a share

of the Series A and is evidenced by a depositary receipt.
The Series A represented by depositary shares has been

deposited under a deposit agreement among us,
Computershare Inc. and Computershare Trust

Company, N.A., as the Depositary,

and the holders from time to time of the
depositary receipts evidencing the depositary shares.

Subject to the terms of the deposit agreement, each holder

of a
depositary share is entitled, through the Depositary,

in proportion to the applicable fraction of a share of

the Series A
represented by such depositary shares, to all the rights and preferences of the Series A represented thereby (including
dividend, voting, redemption and liquidation rights).
The depositary shares are listed on the NYSE under the

symbol “T PRA”.
Dividends and Other Distributions
Each dividend on a depositary share will be in an amount

equal to 1/1,000th of the dividend declared on the related
share of the Series A.

The Depositary distributes any cash dividends or

other cash distributions received in respect of the deposited

Series
A to the record holders of depositary shares relating

to the underlying Series A in proportion to the number of depositary shares held by each holder on the relevant record

date. The Depositary distributes any property received by it other than cash
to the record holders of depositary shares entitled to

those distributions in proportion to the number of depositary shares held
by each such holder, unless it determines

that the distribution cannot be made proportionally among those holders or that it is
not feasible to make such distribution. In that event, the

Depositary may, with

our approval, sell such property received by it
and distribute the net proceeds from the sale to the holders of the depositary

shares entitled to such distribution in proportion
to the number of depositary shares they hold.
Record dates for the payment of dividends and other matters

relating to the depositary shares are the same as the
corresponding record dates for the Series A.
The amounts distributed to holders of depositary shares

are reduced by any amounts required to be withheld by the
Depositary or by us on account of taxes or other governmental charges.
Redemption of Depositary Shares
If we redeem the Series A represented by the depositary

shares, in whole or in part, a corresponding number of
depositary shares will be redeemed from the proceeds received by the Depositary resulting from the redemption of the Series
A held by the Depositary.

The redemption price per depositary share will be equal

to 1/1,000th of the redemption price per
share payable with respect to the Series A, plus an amount

equal to any dividends thereon that, pursuant to the provisions of the Certificate of Designations, are payable upon

redemption. Whenever we redeem shares of the Series A held

by the
Depositary, the

Depositary will redeem, as of the same redemption date, the

number of depositary shares representing shares
of the Series A so redeemed.
In case of any redemption of less than all of the outstanding depositary shares, the depositary shares to be redeemed
will be selected by the Depositary either pro rata
or by lot. In any such case, we will redeem depositary shares only in
increments of 1,000 depositary shares and any integral

multiple thereof.
The Depositary will provide notice of redemption by any

authorized method to holders of the depositary shares not
less than 30 and not more than 60 days prior to the date fixed for redemption of the Series A and the related depositary
shares.
After the date fixed for redemption, the depositary shares called for redemption will no longer be deemed to be
outstanding, and all rights of the holders of those shares will cease,

except the right to receive the amount payable and any
other property to which the holders were entitled upon

the redemption. To receive

this amount or other property,

the holders
must surrender the depositary receipts evidencing their

depositary shares to the depositary.

Any funds that we deposit with
the Depositary for any depositary shares that the holders

fail to redeem will be returned to us after a period of two years from the date we deposit the funds.
Voting

the Shares
Because each depositary share represents a 1/1,000th interest in a share of the Series A, holders of depositary shares
are entitled to a 1/1,000th of a vote per depositary

share under those limited circumstances in which holders of the Series A are entitled to a vote, as described above in “Description

of the 5.000% Perpetual Preferred Stock, Series A—Voting

Rights.”
When the depositary receives notice of any meeting at which

the holders of the Series A are entitled to vote, the
Depositary will mail (or otherwise transmit by an authorized method) the information contained in the notice to

the record
holders of the depositary shares relating to the Series
Each record holder of the depositary shares on the record

date, which will be the same date as the record date for the
Series A, may instruct the Depositary to vote the amount

of the Series A represented by the holder’s depositary

shares.
Although each depositary share is entitled to 1/1,000th

of a vote, the Depositary can only vote whole shares of

Series A. To
the extent possible, the Depositary will vote the amount

of the Series A represented by depositary shares in accordance with
the instructions it receives. We

will agree to take all reasonable actions that the Depositary determines are necessary to enable
the Depositary to vote as instructed. If the Depositary

does not receive specific instructions from

the holders of any
depositary shares representing the Series A, it will not vote the amount of the Series A represented by such depositary shares.

Form of the Depositary Shares
The depositary shares are issued in book-entry form through

DTC. The Series A is issued in registered form to the
Depositary.

DESCRIPTION OF THE FLOATING

RATE GLOBAL

NOTES DUE 2020 AND THE FLOATING

RATE GLOBAL
NOTES DUE 2023
The following summary of AT&T’s

above referenced

debt securities is based on and qualified by the indenture,
dated as of May 15, 2013, with The Bank of New York

Mellon Trust Company

,

N.A., acting as trustee (the “Indenture”)

and
the Floating Rate Global Notes due 2020 (the “Floating

Rate 2020 Notes”) and Floating Rate Global Notes due

2023 (the
“Floating Rate 2023 Notes” and, together with the Floating

Rate 2020 Notes, the “Notes”). For a complete description

of
the terms and provisions of the Notes, please

refer to the Indenture,

which is filed as an exhibit to AT&T’s

Annual Report on
Form 10-K for the year ended December 31, 2019 and

to the forms of Notes, which are filed as exhibits

to the Form 8-A filed
with the Securities and Exchange Commission on June

21, 2017 and August 3, 2018.

General

The Floating Rate 2020 Notes:
●

were issued in an aggregate initial principal amount

of €2,250,000,000, which remains the amount
outstanding, subject to our ability to issue additional Floating

Rate 2020 Notes which may be of the same
series as the Floating Rate 2020 Notes as described under

“—

Further Issues”;
●

mature on August 3, 2020;
●

bear interest at the applicable interest rate on the Floating

Rate 2020 Notes in effect for each day of an
Interest Period (as defined below) equal to the Applicable

EURIBOR Rate plus 40 basis points (0.400%),
payable quarterly in arrears;

●

are repayable at par at maturity;
●

are redeemable by us in connection with certain tax

events as described below under “— Redemption Upon
a Tax Event”; and
●

are not subject to any sinking fund.

The Floating Rate 2023 Notes:
●

were issued in an aggregate initial principal amount

of €878,507,000,

which remains the amount
outstanding, subject to our ability to issue additional Floating

Rate 2023 Notes which may be of the same
series as the Floating Rate 2023 Notes as described under

“—

Further Issues”;
●

mature on September 5, 2023;
●

bear interest at the applicable interest rate on the Floating

Rate 2023 Notes in effect for each day of an
Interest Period (as defined below) equal to the Applicable

EURIBOR Rate plus 85 basis points (0.850%),
payable quarterly in arrears;

●

are repayable at par at maturity;
●

are redeemable by us in connection with certain tax

events as described below under “— Redemption Upon
a Tax Event”; and
●

are not subject to any sinking fund.

The Notes are our unsecured and unsubordinated obligations

and rank
pari passu

with all other indebtedness issued
under our Indenture.

Each series of Notes constitutes a separate series under the

Indenture. The Notes are issued in fully
registered form only and in minimum denominations of

€100,000 and integral multiples of €1,000 in excess thereof.

Principal
and interest payments on the Notes are payable by us in

euro. Payments of principal, interest and additional amounts, if any,
in respect of the Notes will be made to Euroclear

System, Clearstream Banking S.A. or such nominee or common

depositary,

as the case may be, as registered holder thereof. Under

the terms of the Indenture, if the euro ceases to exist when payments
on the Notes are due under any circumstances, AT&T

may supplement the Indenture to allow for payment in U.S. dollars.
The principal and interest payable in U.S. dollars on a

Note at maturity, or upon

redemption, will be paid by wire transfer of
immediately available funds against presentation of a

Note at the office of the paying agent.
Interest
The Floating Rate 2020 Notes bear interest from August

3, 2018 at a floating rate determined in the manner
provided below, payable

on February 3, May 3, August 3 and November 3 of each year

(each such day, an

“interest payment
date”), commencing on November 3, 2018, to the persons

in whose names the Floating Rate 2020 Notes are registered

at the
close of business on the 15th day preceding the respective

interest payment date, subject to certain exceptions. The per annum interest rate on the Floating Rate 2020 Notes in effect

for each day of an Interest Period is equal to the Applicable EURIBOR
Rate plus 40 basis points (0.400%). The interest rate

for the Floating Rate 2020 Notes for each Interest Period is set on
February 3, May 3, August 3 and November 3 of each

year, and was set for the initial Interest Period

on August 3, 2018 (each
such date, a “2020 Interest Reset Date”) until the principal on the Floating Rate 2020 Notes is paid or made available

for
payment (the “2020 Principal Payment Date”). If any

2020 Interest Reset Date (other than the initial 2020 Interest

Reset Date
occurring on August 3, 2018) and interest payment

date would otherwise be a day that is not a EURIBOR business day,

such
2020 Interest Reset Date and interest payment date shall

be the next succeeding EURIBOR business day,

unless the next
succeeding EURIBOR business day is in the next succeeding calendar month, in which case such 2020 Interest Reset Date
and interest payment date shall be the immediately

preceding EURIBOR business day.

The Floating Rate 2023 Notes bear interest from December

4, 2018 at a floating rate determined in a manner
provided below, payable

on March 4, June 4, September 4 and December 4 of each

year (each such day, an

“interest payment
date”), commencing on March 4, 2019, to the persons in

whose names the Floating Rate 2023 Notes are registered at the close of business on the 15th day preceding the respective

interest payment date, subject to certain exceptions, including that
the last interest payment date will be made on the maturity

date, rather than the final interest payment date

(a difference of
one day). The per annum interest rate on the Floating

Rate 2023 Notes in effect for each day of an Interest Period is equal to
the Applicable EURIBOR Rate plus 85 basis points (0.850%).

The interest rate for the Floating Rate 2023 Notes for

each
Interest Period is set on March 4, June 4, September 4

and December 4 of each year, and was set for

the initial Interest Period
on December 4, 2018 (each such date, a “2023 Interest

Reset Date” and, together with a 2020 Interest Reset Date, such individual date, an “Interest Reset Date”) until the principal on the Floating Rate 2023 Notes is paid or made

available for
payment (the “2023 Principal Payment Date” and, together

with the 2020 Principal Payment Date, the “Principal

Payment
Date”); provided that the last 2023 Interest Reset Date will be on June 4, 2023, and will be calculated for the entire Interest
Period, which for the avoidance of doubt, will include one

additional day. If any

2023 Interest Reset Date (other than the
initial 2023 Interest Reset Date which occurred on

December 4, 2018) and interest payment date would otherwise be a day
that is not a EURIBOR business day,

such 2023 Interest Reset Date and interest payment date shall be the next succeeding
EURIBOR business day,

unless the next succeeding EURIBOR business day is in the

next succeeding calendar month, in
which case such 2023 Interest Reset Date and interest payment date shall be the immediately preceding EURIBOR business
day.
“EURIBOR business day”

means any day that is not a Saturday or Sunday and

that, in the City of New York

or the
City of London, is not a day on which banking institutions

are generally authorized or obligated by law to close,

and is a day
on which the TARGET

System, or any successor thereto, operates.

“Interest Period”

means, with respect to each series of Notes, the relevant

period from and including an Interest
Reset Date to but excluding the next succeeding Interest

Reset Date and, in the case of the last such period, from

and
including the relevant Interest Reset Date immediately preceding the maturity date or Principal Payment Date, as the case
may be, to but not including such maturity date or Principal

Payment Date, as the case may be. If the Principal Payment

Date
or maturity date is not a EURIBOR business day,

then the principal amount of the Notes plus accrued and unpaid interest
thereon shall be paid on the next succeeding EURIBOR business day and no interest shall accrue for the maturity date,
Principal Payment Date or any day thereafter.

The “Applicable EURIBOR Rate”

means the rate determined in accordance with the following

provisions:

(1) Two prior TARGET

days on which dealings in deposits in euros are transacted

in the euro-zone
interbank market preceding each Interest Reset Date (each such date, an “Interest Determination Date”), The Bank
of New York

Mellon, London Branch (the “Calculation Agent”), as agent

for AT&T,

will determine the Applicable
EURIBOR Rate which shall be the rate for deposits in euro

having a maturity of three months commencing on the

first day of the applicable interest period that appears on (i)

the Bloomberg Screen BBAM Page, with respect to the
Floating Rate 2020 Notes, or (ii) the Reuters Screen EURIBOR01

Page, with respect to the Floating Rate 2023
Notes, as of 11:00 a.m., Brussels time, on

such Interest Determination Date. “Bloomberg

Screen BBAM Page”
means the display designated on page “BBAM” on Bloomberg

(or such other page as may replace the “BBAM”
page on that service or any successor service for the purpose of displaying euro-zone interbank offered rates for
euro-denominated deposits of major banks). “Reuters Screen EURIBOR01

Page” means the display designated on
page “EURIBOR01” on Reuters (or such other page

as may replace the EURIBOR01 page on that service or any
successor service for the purpose of displaying euro-zone interbank offered rates for euro-denominated deposits of
major banks). If the Applicable EURIBOR Rate on such Interest

Determination Date does not appear on the
Bloomberg Screen BBAM Page or the Reuters Screen

EURIBOR01 Page, as applicable, the Applicable EURIBOR
Rate will be determined as described in (2) below.

(2) With respect to an Interest Determination

Date for which the Applicable EURIBOR Rate does not
appear on the Bloomberg Screen BBAM Page or

the Reuters Screen EURIBOR01 Page, as applicable, as specified in (1) above, the Applicable EURIBOR Rate will be determined on the basis of the rates at which deposits in euro
are offered by four major banks in the euro-zone

interbank market selected by AT&T

(the “Reference Banks”) at
approximately 11:00 a.m., Brussels time,

on such Interest Determination Date to prime banks in the

euro-zone
interbank market having a maturity of three months, and

in a principal amount equal to an amount of not less than
€1,000,000 that is representative for a single transaction

in such market at such time. The Calculation Agent, upon
direction from AT&T,

will request the principal euro-zone office of each

of such Reference Banks to provide a
quotation of its rate. If at least two such quotations are

provided, the Applicable EURIBOR Rate on such Interest
Determination Date will be the arithmetic mean (rounded upwards)

of such quotations. If fewer than two quotations
are provided, the Applicable EURIBOR Rate on such Interest

Determination Date will be the arithmetic mean
(rounded upwards) of the rates quoted by three major banks

in the euro-zone selected by AT&T

at approximately
11:00 a.m., Brussels time, on such Interest

Determination Date for loans in euro to leading European

banks, having a
maturity of three months, and in a principal amount equal

to an amount of not less than €1,000,000 that is
representative for a single transaction in such market

at such time; provided, however,

that if the banks so selected
as aforesaid by AT&T

are not quoting as mentioned in this sentence, the relevant

interest rate for the Interest Period
commencing on the Interest Reset Date following such Interest Determination

Date will be the interest rate in effect
on such Interest Determination Date (i.e., the same as the

rate determined for the immediately preceding Interest
Reset Date).

The amount of interest for each day that the Notes are

outstanding (the “Daily Interest Amount”) is calculated by
dividing the interest rate in effect for such

day by 360 and multiplying the result by the principal amount of the Note (known
as the “Actual/360” day count). The amount of interest

paid on the Notes for any Interest Period is calculated by adding the
Daily Interest Amount for each day in such Interest Period.
The interest rate and amount of interest paid on the Notes

for each Interest Period is determined by the Calculation
Agent. With respect to the Floating

Rate 2020 Notes, the interest rate will in no event be lower than zero or higher than the
maximum rate permitted by New York

law as the same may be modified by United States law of general application. The
Calculation Agent will, upon the request of any holder

of the Notes, provide the interest rate then in effect with

respect to the
Notes. All calculations made by the Calculation Agent

shall in the absence of manifest error be conclusive for all purposes and binding on AT&T

and the holders of the Notes. So long as the Applicable EURIBOR Rate is required to be determined
with respect to the Notes, there will at all times be a Calculation

Agent. In the event that any then acting Calculation Agent
shall be unable or unwilling to act, or that such Calculation

Agent shall fail to duly establish the Applicable EURIBOR Rate for any Interest Period, or that AT&T

proposes to remove such Calculation Agent, AT&T

shall appoint itself or another
person which is a bank, trust company,

investment banking firm or other financial institution to act as the Calculation Agent.

Payment of Additional Amounts
We will, subject to

the exceptions and limitations set forth below,

pay as additional interest on the Notes such
additional amounts as are necessary so that the net payment

by us or our paying agent of the principal of and interest

on the
Notes to a person that is a United States Alien, after deduction for any present or future tax, assessment or governmental
charge of the United States or a political subdivision

or taxing authority thereof or therein, imposed by withholding with
respect to the payment, will not be less than the amount

that would have been payable in respect of the Notes had no
withholding or deduction been required. As used herein,

“United States Alien” means any person who, for United

States
federal income tax purposes, is a foreign corporation, a

non-resident alien individual, a non-resident alien fiduciary of a

foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal

income tax
purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

Our obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner, or a fiduciary,

settlor, beneficiary or member of the

beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in a trade or business in the

United States, has or had a permanent
establishment in the United States, or has any other

present or former connection with the United States or
any political subdivision or taxing authority thereof

or therein;

(b) is or was a citizen or resident or is or was treated

as a resident of the United States;

(c) is or was a foreign or domestic personal holding company,

a passive foreign investment
company or a controlled foreign corporation with respect

to the United States or is or was a corporation that
has accumulated earnings to avoid United States federal

income tax;

(d) is or was a bank receiving interest described in

Section 881(c)(3)(A) of the Internal Revenue
Code of 1986, as amended (the “Code”); or

(e) is or was an actual or constructive owner of 10% or

more of the total combined voting power
of all classes of stock of AT&T

entitled to vote;

(2) to any holder that is not the sole beneficial owner of

the Notes, or a portion thereof, or that is a fiduciary
or partnership, but only to the extent that the beneficial owner,

a beneficiary or settlor with respect to the fiduciary,
or a member of the partnership would not have been entitled

to the payment of an additional amount had such
beneficial owner, beneficiary,

settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner or any other person failed to comply with certification,

identification or information reporting requirements
concerning the nationality,

residence, identity or connection with the United States of the holder or beneficial owner
of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or

by an
applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax,
assessment or other governmental charge;

(4) to any tax, assessment or governmental charge

that is imposed other than by deduction or withholding
by AT&T

or a paying agent from the payment;

(5) to any tax, assessment or governmental charge

that is imposed or withheld solely because of a change in
law, regulation,

or administrative or judicial interpretation that is announced or becomes effective after the day on
which the payment becomes due or is duly provided for,

whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer,

wealth or personal property tax or any similar tax,
assessment or governmental charge;

(7) to any tax, assessment or other governmental charge

any paying agent (which term may include us)
must withhold from any payment of principal of or interest on any Note, if such payment can be made without such
withholding by any other paying agent; or

(8) in the case of any combination of the above items.

In addition, any amounts to be paid on the Notes will be

paid net of any deduction or withholding imposed or
required pursuant to Sections 1471 through 1474 of the

Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)

of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental

agreement entered into in connection with the implementation of such
Sections of the Code, and no additional amounts will be

required to be paid on account of any such deduction or withholding.

The Notes are subject in all cases to any tax, fiscal or

other law or regulation or administrative or judicial
interpretation applicable. Except as specifically provided

under this heading “— Payment of Additional Amounts” and under the heading “— Redemption Upon a Tax

Event”, we do not have to make any payment with respect to

any tax, assessment or
governmental charge imposed by any government

or a political subdivision or taxing authority.

Any reference in the terms of the Notes of each series to any amounts in respect of the Notes shall be deemed also

to
refer to any additional amounts which may be payable

under this provision.
Redemption Upon a Tax

Event

If (a) we become or will become obligated to pay additional

amounts with respect to any Notes as described herein
under the heading “— Payment of Additional Amounts”

as a result of any change in, or amendment to, the laws (or

any
regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or
therein), or any change in, or amendments to, any

official position regarding the application or

interpretation of such laws,
regulations or rulings, which change or amendment

is announced or becomes effective, on or after February

15, 2018 with
respect to the Floating Rate 2023 Notes and July 30, 2018

with respect to the Floating Rate 2020 Notes, or (b) a taxing authority of the United States takes an action on or after

February 15, 2018 with respect to the Floating Rate 2023 Notes

and
July 30, 2018 with respect to the Floating Rate 2020 Notes,

whether or not with respect to us or any of our affiliates,

that
results in a substantial probability that we will or may

be required to pay such additional amounts, then we may,

at our
option, redeem, as a whole, but not in part, the applicable

series of Notes on any interest payment date on not less than 30 nor more than 60 calendar days’

prior notice, at a redemption price equal to 100% of their principal amount, together with
interest accrued thereon to the date fixed for redemption.

No redemption pursuant to (b) above may be made unless we shall have received an opinion of independent counsel to the

effect that an act taken by a taxing authority

of the United States
results in a substantial probability that we will or may

be required to pay the additional amounts described herein under the
heading “— Payment of Additional Amounts”

and we shall have delivered to the trustee a certificate, signed by a duly
authorized officer, stating

that based on such opinion we are entitled to redeem the Notes pursuant to their terms.

Further Issues

We may from

time to time, without notice to or the consent of the holders of any series of the Notes, create and issue
further notes ranking equally and ratably with such series

in all respects, or in all respects except for the payment

of interest
accruing prior to the issue date or except for the first payment of interest following the issue date of those further

notes. Any
further notes will have the same terms as to status, redemption or otherwise as, and will be fungible for United States federal income tax purposes with, the Notes of the applicable series. Any further notes shall be issued pursuant to a resolution of our board of directors, a supplement to the Indenture, or under

an officers’

certificate pursuant to the Indenture.

Governing Law

The Notes will be governed by and interpreted in accord

ance with the laws of the State of New York.

Special Situations Covered by Our Indenture

Mergers and Similar Transactions

We are generally

permitted to consolidate or merge with another company.

We are also permitted

to sell
substantially all of our assets to another company.

However, we may not take any of

these actions unless all the following
conditions are met:

●

Where we merge out of existence or sell our

assets, the company we merge into or sell to may not

be
organized under the laws of a foreign country.

It must be a corporation organized under

the laws of the
United States, any State thereof, or the District of Columbia.
●

The company we merge into or sell to must agree

to be legally responsible for our debt securities.

●

The merger, sale of

assets or other transaction must not cause a default on the securities,

and we must not
already be in default, unless the merger or other

transaction would cure the default. For purposes of this no-
default test, a default would include an event of default

that has occurred and not been cured, as described
below under “ —Default and Related Matters — Events of Default

— What Is an Event of Default?”

A
default for this purpose would also include any event

that would be an event of default if the requirements
for giving us default notice or our default having to exist

for a specific period of time were disregarded.
Further, we may buy substantially

all of the assets of another company without complying with any of the foregoing
conditions.

Modification and Waiver

of Holders’ Contractual Rights

Under certain circumstances, we can make changes to the Indenture and the securities (including the Notes). Some
types of changes require the approval of each security

holder affected, some require approval by

a majority vote, and some
changes do not require any approval at all.

Changes Requiring Approval

of Holders
. First, there are changes that cannot be made to the securities without
specific approval of holders. The following is a list of

those types of changes:

●

to reduce the percentage of holders of securities who

must consent to a waiver or amendment of the
Indenture;
●

to reduce the rate of interest on any security or change the time for payment of interest;
●

to reduce the principal due on any security or change

the fixed maturity of any security;
●

to waive a default in the payment of principal or interest

on any security;
●

to change the currency of payment on a security,

unless the security provides for payment in a currency that
ceases to exist;
●

in the case of convertible or exchangeable securities, to

make changes to conversion or exchange

rights that
would be adverse to the interests of holders;
●

to change the right of holders to waive an existing default

by majority vote;
●

to reduce the amount of principal or interest payable

to holders following a default or change any
conversion or exchange rights, or impair the right of

holders to sue for payment; and
●

to make any change to this list of changes that requires

specific approval of holders.

Changes Requiring a Majority Vote
. The second type of change to the Indenture and the securities is the kind

that
requires a vote in favor by security holders owning a majority of the principal amount of the particular series affected.

Most
changes fall into this category,

except as set forth in the following paragraph. The same

vote would be required for us to
obtain a waiver of an existing default. However,

we cannot obtain a waiver of a payment default unless we obtain each
holder’s individual consent to the waiver.

Changes Not Requiring Approval of

Holders
. The third type of change does not require any vote by holders of
securities. This type includes, among others, clarifications of ambiguous contract terms, changes to make securities payable in U.S. dollars (if the stated denomination ceases to exist) and other changes that would not materially adversely affect
holders of the securities.

Further Details Concerning Voting.
When taking a vote, we will use the following rules to decide how much
principal amount to attribute to a security:

●

For securities denominated in one or more foreign currencies or currency units, we will use the U.S. dollar
equivalent determined on the date of original issuance of these securities.

Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in
trust for the applicable holders money for their payment

or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security.

We will generally

be entitled to set any day as a record date for the purpose

of determining the holders of
outstanding securities that are entitled to vote or take

other action under the Indenture. However,

the Indenture does not
oblige us to fix any record date at all. If we set a record

date for a vote or other action to be taken by holders of a

particular
series, that vote or action may be taken only by persons

who are holders of outstanding securities of that series on

the record
date and must be taken within 90 days following the record

date.

Holders who hold in “street name” and other indirect holders, including holders of any securities issued as global
securities, should consult their banks or brokers for information on how approval may be granted or denied if we seek
to change the Indenture or the securities or request a waiver.

Discharge of Our Obligations

We can fully

discharge ourselves from any payment or other obligations

on the securities of any series if we make a
deposit for the applicable holders with the trustee and

certain other conditions are met. The deposit must be held

in trust for
the benefit of all direct holders of the securities and

must be a combination of money and U.S. government or U.S.
government agency notes or bonds that will generate

enough cash to make interest, principal and any other payments on the
securities on their various due dates.

However, we cannot discharge

ourselves from the obligations under any convertible or

exchangeable securities,
unless we provide for it in the terms of these securities.
If we accomplish full discharge, as described

above, holders will have to rely solely on the trust deposit for repayment of the securities. Holders could not look

to us for repayment in the unlikely event of any shortfall. Conversely,

the
trust deposit would most likely be protected from

claims of our lenders and other creditors if we ever become bankrupt

or
insolvent.

We will indemnify

the trustee and holders against any tax, fee or other charge imposed on the U.S. government
obligations we deposited with the trustee or against the principal and interest received on these obligations.

Liens on Assets

The Indenture does not restrict us from pledging or otherwise encumbering any of our assets and those of our
subsidiaries.

Default and Related Matters

Ranking Compared to Other Creditors

The securities are not secured by any of our property

or assets. Accordingly,

ownership of securities means each
holder is one of our unsecured creditors. The securities are not subordinated to any of our other debt obligations and

therefore
they rank equally with all our other unsecured and unsubordinated indebtedness. However, the trustee has

a right to receive
payment for its administrative services prior to any payment to security holders after a default.

Events of Default

Holders will have special rights if an event of default occurs and is not cured, as described later in this subsection.

What Is an Event of Default?

The term “event of default”

with respect to any series of securities means any of the
following:

●

We fail to make

any interest payment on the securities of such series when it is due,

and we do not cure this
default within 90 days.

●

We fail to make

any payment of principal when it is due at the maturity

of such series of securities or upon
redemption.

●

We fail to comply

with any of our other agreements regarding a particular series of securities or with a
supplemental indenture, and after we have been notified

of the default by the trustee or holders of 25% in
principal amount of the series, we do not cure the default within

90 days.
●

We file for

bankruptcy, or other

events in bankruptcy,

insolvency or reorganization occur.
Remedies if an Event of Default Occurs

Holders and the trustee will have the following remedies

if an event of default occurs:

Acceleration
. If an event of default has occurred and has not been cured or waived, then the trustee or the holders of
25% in principal amount of the securities of the affected

series may declare the entire principal amount of and any accrued interest on all the securities of that series to be due

and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount

of the securities of the affected series, if all events

of default have
been cured or waived.

Special Duties of Trustee
. If an event of default occurs, the trustee will have some

special duties. In that situation,
the trustee will be obligated to use those of its rights and powers under the Indenture, and to use the same degree

of care and
skill in doing so, that a prudent person would use in

that situation in conducting his or her own affairs.

Other Remedies of Trustee
. If an event of default occurs, the trustee is authorized

to pursue any available remedy to
collect defaulted principal and interest and to enforce other provisions of the securities and the Indenture, including bringing a lawsuit.

Majority Holders May Direct the

Trustee to Take

Actions to Protect Their Interests.

The trustee is not required to
take any action under the Indenture at the request of any

holders unless the holders offer the trustee reasonable

protection
from expenses and liability.

This is called an “indemnity”. If the trustee is provided with an indemnity reasonably satisfactory
to it, the holders of a majority in principal amount

of the relevant series of debt securities may direct the time, method

and
place of conducting any lawsuit or other formal legal

action seeking any remedy available to the trustee. These

majority
holders may also direct the trustee in performing any other

action under the Indenture.

Individual Actions Holders May Take

if the Trustee Fails to Act.

Before a holder bypasses the trustee and brings
such holder’s own lawsuit or other formal

legal action or take other steps to enforce such holder’s

rights or protect such
holder’s interests relating to the securities, the following must occur:

●

Such holder must give the trustee written notice that an

event of default has occurred and remains uncured.

●

The holders of 25% in principal amount

of all outstanding securities of the relevant

series must make a written request
that the

trustee take

action because

of the

default, and

must offer

indemnity reasonably

satisfactory to

the trustee
against the cost and other liabilities of taking that action.
●

The trustee must not have taken action for 60 days after

receipt of the above notice and offer of indemnity.

●

During the 60-day period, the holders of

a majority in principal amount of the securities

of that series do not give the
trustee a direction inconsistent with the request.
However, a holder is entitled

at any time to bring an individual lawsuit for the payment of the money due on such
holder’s

security on or after its due date.

Waiver of Default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the
relevant series of debt securities. If this happens, the

default will be treated as if it had not occurred. No one can waive

a
payment default on a holder’s debt security,

however, without such holder’s

individual approval.

We Will

Give the Trustee Information About Defaults

Annually

Every year we will give to the trustee a written statement of one of our officers certifying that to the

best of his or
her knowledge we are in compliance with the Indenture and

all the securities under it, or else specifying any default.

The trustee may withhold from holders notice of any

uncured default, except for payment defaults, if it determines that withholding notice is in holders’ interest.

Holders who hold in “street name” and other

indirect holders should consult their banks or brokers

for
information on how to give notice or direction

to or make a request of the trustee and how to

make or cancel
a declaration of acceleration.

Regarding the Trustee

The Bank of New York

Mellon Trust Company,

N.A. is the trustee under the Indenture. In addition, affiliates of
The Bank of New York

Mellon Trust Company,

N.A. may perform various commercial banking and investment
banking services for us and our subsidiaries from time

to time in the ordinary course of business.

DESCRIPTION OF THE 1.875% GLOBAL NOTES DUE

2020, 2.500% GLOBAL NOTES DUE 2023 AND THE
3.550% GLOBAL NOTES DUE 2032
The following summary of AT&T’s

above referenced

debt securities is based on and qualified by the indenture,

dated as of
November 1, 1994, with The Bank of New York

Mellon acting as trustee (the “Indenture”)

and the 1.875% Global Notes due
2020 (the “1.875% 2020 Notes”), 2.500% Global Notes due

2023 (the “2.500% 2023 Notes”), and the 3.550% Global

Notes
due 2032 (the “2032 Notes” and, together with the 1.875%

2020 Notes and the 2.500% 2023 Notes, the “Notes”). For

a
complete description of the terms and provisi

ons of the Notes, please refer to the Indenture,

which is filed as an exhibit to
AT&T’s

Annual Report on Form 10-K for the year ended December

31, 2019 and to the forms of Notes, which are

filed as
exhibits to the Form 8-As filed with the Securities and Exchange

Commission on December 6, 2012, December 17, 2012 and
March 13, 2013.
General
The 1.875% 2020 Notes:
●

were issued in an aggregate initial principal amount

of €1,000,000,000, which remains the amount
outstanding, subject to our ability to issue additional 1.875%

2020 Notes which may be of the same series
as the 1.875% 2020 Notes as described under “— Further

Issues”;
●

mature on December 4, 2020;
●

bear interest at the rate of 1.875% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2.500% 2023 Notes:
●

were issued in an aggregate initial principal amount

of €1,250,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2.500%

2023 Notes which may be of the same series
as the 2.500% 2023 Notes as described under “— Further

Issues”;
●

mature on March 15, 2023;
●

bear interest at the rate of 2.500% per annum, payabl

e

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2032 Notes:
●

were issued in an aggregate initial principal amount

of €1,000,000,000 and an additional aggregate
principal amount of €400,000,000 was subsequently issued

such that €1,400,000,000 remains the amount
outstanding, subject to our ability to issue additional 2032

Notes which may be of the same series as the
2032 Notes as described under “— Further Issues”;
●

mature on December 17, 2032;

●

bear interest at the rate of 3.550% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The Notes are unsecured and unsubordinated obligations

and rank
pari passu with all other indebtedness issued
under our Indenture. Each series of Notes constitutes a separate series under the Indenture. The Notes are issued in fully
registered form only and in minimum denominations of

€100,000 and integral multiples of €1,000 in excess thereof.

Principal
and interest payments on the Notes are payable by us in

euro. Payments of principal, interest and additional amounts, if any,
in respect of the Notes will be made to Euroclear

System, Clearstream Banking S.A. or such nominee or common

depositary,
as the case may be, as registered holder thereof.

For purposes of the Notes, a business day means a business day in the City of New York

and London.

Interest
The 1.875% 2020 Notes bear interest at the rate of 1.875%

per annum, the 2.500% 2023 Notes bear interest at the rate

of
2.500% per annum and the 2032 Notes bear interest at the

rate of 3.550% per annum.

We pay interest

on the 1.875% 2020 Notes annually in arrears on December

4, commencing on December 4, 2013,
to the persons in whose names the 1.875% 2020 Notes

are registered at the close of business on the November 15

preceding
the interest payment date. We

pay interest on the 2.500% 2023 Notes annually in arrears

on March 15, commencing on
March 15,

2014, to the persons in whose names the 2.500% 2023 Notes are registered at the close of business on the March 1
preceding the interest payment date. We

pay interest on the 2032 Notes annually in arrears on December

17, commencing on
December 17, 2013, to

the persons in whose names the 2032 Notes are registered

at the close of business on the December 1
preceding the interest payment date.

The 1.875% 2020 Notes will mature on December 4, 2020,

the 2.500% 2023 Notes will mature on March 15,

2023
and the 2032 Notes will mature on December 17, 2032.

Interest on the Notes is computed on the basis of the actual number of days in the period for which interest is being
calculated and the actual number of days from and including

the last date on which interest was paid on the Notes, to

but
excluding the next scheduled interest payment date.

This payment convention is referred to as ACTUAL/ACTUAL (ICMA)
as defined in the rulebook of the International Capital Market

Association.

Optional Redemption
At any time prior to the applicable Par Call Date (as set forth in the table below), the Notes will be redeemable, as a
whole or in part, at our option, at any time and from time

to time on at least 30 days’, but not more than 60 days’, prior notice
mailed to the registered address of each holder of the

Notes of such series to be redeemed. The redemption price will be equal
to the greater of (1) 100% of the principal amount of

the Notes of such series to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined

below) discounted to the redemption date, on an annual

basis
(ACTUAL/ACTUAL (ICMA)), at a rate equal to the

Treasury Rate (as defined below) plus a number

of basis points equal to
the applicable Make-Whole Spread (as set forth in

the table below). In either case, accrued interest will be payable to the
redemption date. At any time on or after the applicable

Par Call Date (as set forth in the table below), we have the option to
redeem the Notes, as a whole or in part,

on at least 30 days’, but not more than 60 days’, prior notice mailed to the registered
address of each holder of the Notes of such series to be

redeemed, at a redemption price equal to 100% of the principal amount of such series of Notes to be redeemed. Accrued

interest will be payable to the redemption date.

Series Par Call Date Make-Whole Spread
1.875% 2020 Notes September 4, 2020 15 bps
2.500% 2023 Notes December 15, 2022 15 bps
2032 Notes September 17, 2032 25 bps

“ Treasury Rate
” means the price, expressed as a percentage (rounded

to three decimal places, 0.0005 being rounded
upwards), at which the gross redemption yield on the Notes

of the applicable series, if they were to be purchased at

such price
on the third dealing day prior to the date fixed for redemption,

would be equal to the gross redemption yield on such dealing day of the Reference Bond (as defined below) on the

basis of the middle market price of the Reference Bond

prevailing at
11:00 a.m. (London time) on such

dealing day as determined by the trustee with respect to the 1.875%

2020 Notes and as
determined by either the Company or an investment bank

appointed by the Company with respect to the 2.500%

2023 Notes
and the 2032 Notes.

“ Reference Bond
” means, in relation to any Treasury Rate calculation,

a German government bond whose maturity
is closest to the maturity of the Notes of the applicable

series, or if (i) the trustee in its discretion with respect to the 1.875%
2020 Notes or (ii) the Company or an investment

bank appointed by the Company with respect to the 2.500%

2023 Notes and
2032 Notes considers that such similar bond is not in

issue, such other German government bond as (i) the trustee in its discretion with respect to the 1.875% 2020 Notes or

(ii) the Company or an investment bank appointed by the Company with
respect to the 2.500% 2023 Notes, and 2032 Notes may,

with the advice of three brokers of, and/or market makers

in,
German government bonds selected by (i) the trustee

in its discretion with respect to the 1.875% 2020 Notes or

(ii) the
Company or an investment bank appointed by the Company

with respect to the 2.500% 2023 Notes and the 2032

Notes,
determine to be appropriate for determining such Treasury

Rate.

“ Remaining Scheduled Payments
” means, with respect to each Note of a series to be redeemed,

the remaining
scheduled payments of principal of and interest on

such Note that would be due after the related redemption date but for the
redemption. If that redemption date is not an interest paym

ent date with respect to the applicable series of Notes, the amount of the next succeeding scheduled interest payment on

the Notes will be reduced by the amount of interest accrued on the
Notes to the redemption date.

On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for
redemption unless we default in the payment of the

redemption price and accrued interest. On or before the redemption date,
we will deposit with a paying agent or the trustee money

sufficient to pay the redemption price of and accrued

interest on the
Notes to be redeemed on that date.

In the case of any partial redemption, selection of the

Notes of any series to be redeemed will be made by the trustee by lot or by such other method as the trustee in its sole discretion deems to be fair and appropriate.

Redemption for Taxation

Reasons

If (a) as a result of any change

in, or amendment to, the laws or regulations of a Relevant Jurisdiction

(as defined
below under “Interpretation”), or any change in the official interpretation of the laws or regulations of a Relevant
Jurisdiction, which change or amendment becomes effec

tive after November 28, 2012 with respect to the 1.875% 2020
Notes, March 6, 2013 with respect to the 2.500% 2023 Notes and

December 11, 2012 with respect to the

2032 Notes, on the
next Interest Payment Date we would be required to

pay additional amounts as provided or referred to below under

“—
Payment Without Withholding”

and (b) the requirement cannot be avoided by our taking reasonable measures available to us,
we may at our option, having given not less than 30

nor more than 60 days’ notice to the holders of the Notes (which notice
shall be irrevocable), redeem all, but not a portion of,

the Notes at any time at their principal amount together with interest accrued to, but excluding, the date of redemption provided

that no such notice of redemption shall be given earlier

than 90
days prior to the earliest date on which we would be obliged to pay such additional amounts were a payment in respect

of the
Notes then due. Prior to the publication of any notice

of redemption pursuant to this paragraph, we shall deliver

to the trustee
a certificate signed by two of our executive officers

stating that the requirement referred to in (a) above will

apply on the next
Interest Payment Date and setting forth a statement of facts showing that the conditions precedent to the right of AT&T

so to
redeem have occurred, cannot be avoided by us taking reasonable measures available to us and an opinion of independent
legal advisers of recognized international standing to the

effect that AT&T

has or will become obliged to pay such additional
amounts as a result of the change or amendment, in

each case to be held by the trustee and made available for viewing at the
offices of the trustee on request by any

holder of the Notes.

Payment Without Withholding

All payments in respect of the Notes by or on behalf of

AT&T

shall be made without withholding or deduction for,
or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature

(“Taxes”)
imposed, collected, withheld, assessed or levied by or

on behalf of the Relevant Jurisdiction, unless the withholding

or
deduction of the Taxes

is required by law.

In that event, we will pay such additional amounts to a holder who is a United
States Alien (as defined below) as may be necessary in

order that the net amounts received by the holder after the
withholding or deduction shall equal the respective amounts

which would have been receivable in respect of the

Notes in the
absence of the withholding or deduction; except that no

such additional amounts shall be payable in relation to any

payment
in respect of any Note:

(a) where such withholding or deduction would not have

been so imposed but for:

(i) in the case of payment by AT&T,

the existence of any present or former connection between
the holder of the Note (or between a fiduciary,

settlor, shareholder,

beneficiary or member of the holder of
the Note, if such holder is an estate, a trust, a corporation or a partnership) and the United States, including,
without limitation, such holder (or such fiduciary,

settlor, shareholder,

beneficiary or member) being or
having been a citizen or resident or treated as a resident

thereof, or being or having been engaged in trade
or business or presence therein, or having or having had

a permanent establishment therein;

(ii) in the case of payment by AT&T,

the present or former status of the holder of the Note

as a
personal holding company,

a foreign personal holding company,

a passive foreign investment company,

or
a controlled foreign corporation for United States federal

income tax purposes or a corporation which
accumulates earnings to avoid United States federal income

tax;

(iii) in the case of payment by AT&T,

the past or present or future status of the holder of the Note as the actual or constructive owner of 10% or more

of either the total combined voting power of all classes
of stock of AT&T

entitled to vote if AT&T

was treated as a corporation, or the capital or profits interest in
AT&T,

if AT&T

is treated as a partnership for United States federal income tax purposes or as a bank
receiving interest described in Section 881(c) (3) (A)

of the Internal Revenue Code of 1986, as amended; or

(iv) the failure by the holder of the Note to comply with

any certification, identification or other
reporting requirements concerning the nationality,

residence, identity or connection with the United States
(in the case of payment by AT&T)

of such holder, if compliance is required

by statute or by regulation as a
precondition to exemption from such withholding

or deduction;

(b) in the case of payment by AT&T

to any United States Alien, if such person is a fiduciary or partnership
or other than the sole beneficial owner of any such payment,

to the extent that a beneficiary or settlor with respect to
such fiduciary, a

member of such partnership or the beneficial owner would not have been entitled to the additional
amounts had such beneficiary,

settlor, member or beneficial owner

been the bearer of such Note. As used herein,
“United States Alien” means any person who, for United

States federal income tax purposes, is a foreign
corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign
partnership one or more of the members of which is, for United

States federal income tax purposes, a foreign
corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust;

(c) to the extent that the withholding or deduction is as a

result of the imposition of any gift, inheritance,
estate, sales, transfer, personal property

or any similar tax, assessment or other governmental charge;

(d) to, or to a third party on behalf of, a holder who is liable for the Taxes in respect

of the Notes by reason
of his having any or some present or former connection,

including but not limited to fiscal residency,

fiscal deemed
residency and substantial interest shareholdings, with the

Relevant Jurisdiction, other than the mere holding of the
Notes;

(e) presented for payment more than 30 days after the

Relevant Date except to the extent that a holder
would have been entitled to additional amounts on

presenting the relevant Notes for payment on the last day of the period of 30 days assuming that day to have been an Interest

Payment Date;

(f) any tax, assessment or other governmental charge

required to be withheld by any paying agent from

any
payment of principal or of interest on any Notes, if such

payment can be made without withholding by any other
paying agent;

(g) any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner or any other person failed to comply with certification,

identification or information reporting requirements
concerning the nationality,

residence, identity or connection with the United States of the holder or beneficial owner
of our Notes, if compliance is required by statute, by regulation of the United States Treasury Department or

by an
applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax,
assessment or other governmental charge;

(h) any tax, assessment or governmental charge

that is imposed or withheld solely because of a change in
law, regulation,

or administrative or judicial interpretation that becomes effective after the day on which the
payment becomes due or is duly provided for,

whichever occurs later; or

(i) any combination of (a), (b), (c), (d), (e), (f), (g)

or (h).

Interpretation

As used in this description:

(a) “Relevant Date” means the date on which the payment

first becomes due but, if the full amount of the
money payable has not been received by the trustee on

or before the due date, it means the date which is seven days after the date on which, the full amount of the money

having been so received, notice to that effect shall have

been
duly given to the holders of Notes by us; and

(b) “Relevant Jurisdiction” means the State of Delaware

and the United States or any political subdivision
or any authority thereof or therein having power to tax or

any other jurisdiction or any political subdivision or any
authority thereof or therein having power to tax to which

we become subject in respect of payments made by it of
principal and interest on the Notes.

Additional Amounts

Any reference in the terms of the Notes of each series to any amounts in respect of the Notes shall be deemed also

to
refer to any additional amounts which may be payable

under this provision.

Further Issues

We may from

time to time, without notice to or the consent of the holders of the

Notes, create and issue further
notes ranking equally and ratably with such series of Notes

in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those further

notes. Any
further notes will have the same terms as to status, redemption or otherwise as the Notes. Any further notes shall be issued pursuant to a resolution of our board of directors, a

supplement to the Indenture, or under an officers’

certificate pursuant to
the Indenture.

Governing Law
The Notes will be governed by and interpreted in accordance

with the laws of the State of New York.

Special Situations Covered by Our Indenture
Mergers and Similar Transactions
We are generally

permitted to consolidate or merge with another company.

We are also permitted

to sell
substantially all of our assets to another company,

or to buy substantially all of the assets of another company.

However, we
may not take any of these actions unless all the following

conditions are met:

●

Where we merge out of existence or sell our

assets, the company we merge into or sell to may not

be
organized under the laws of a foreign country.

It must be a corporation organized under

the laws of the
United States, any State thereof, or the District of Columbia.

●

The company we merge into or sell to must agree

to be legally responsible for our debt securities.

●

The merger, sale of

assets or other transaction must not cause a default on the securities,

and we must not
already be in default, unless the merger or other

transaction would cure the default. For purposes of this no-
default test, a default would include an event of default

that has occurred and not been cured, as described
below under “— Default and Related Matters — Events of Default

— What Is an Event of Default?” A
default for this purpose would also include any event

that would be an event of default if the requirements
for giving us default notice or our default having to exist

for a specific period of time were disregarded.
Modification and Waiver

of Holders’ Contractual Rights
Under certain circumstances, we can make changes to the Indenture and the securities (including the Notes). Some
types of changes require the approval of each security

holder affected, some require approval by

a majority vote, and some
changes do not require any approval at all.

Changes Requiring Approval

of Holders.

First, there are changes that cannot be made to the securities without specific approval of holders. The following is a list of

those types of changes:
●

to reduce the percentage of holders of securities who

must consent to a waiver or amendment of the
Indenture;

●

to reduce the rate of interest on any security or change the time for payment of interest;

●

to reduce the principal due on any security or change

the fixed maturity of any security;

●

to waive a default in the payment of principal or interest

on any security;

●

to change the currency of payment on a security;
●

in the case of convertible or exchangeable securities, to

make changes to conversion or exchange rights that
would be adverse to the interests of holders;

●

to change

the right of holders to waive an existing default by majority vote;

●

to reduce the amount of principal or interest payable

to holders following a default or change any
conversion or exchange rights, or impair the right of

holders to sue for payment; and

●

to make any change to this list of changes that requires

specific approval of holders.
Changes Requiring a Majority Vote.

The second type of change to the Indenture and the securities is the kind that
requires a vote in favor by security holders owning a majority of the principal amount of the particular series affected.

Most
changes fall into this category,

except for clarifying changes and certain other changes

that would not adversely affect holders
of the securities. The same vote would be required for us

to obtain a waiver of an existing default. However,

we cannot
obtain a waiver of a payment default unless we obtain

each holder’s individual consent to the waiver.

Changes Not Requiring Approval of

Holders.

The third type of change does not require any vote by holders of securities. This type includes, among others, clarifications of ambiguous contract terms and other changes that would not materially adversely affect holders of the

securities.

Further Details Concerning Voting.

When taking a vote, we will use the following rules to decide how much principal amount to attribute to a security:

●

For securities denominated in one or more foreign currencies or currency units, we will use the U.S. dollar
equivalent determined on the date of original issuance of these securities.

Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in
trust for the applicable holders money for their payment

or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security.

We will generally

be entitled to set any day as a record date for the purpose

of determining the holders of
outstanding securities that are entitled to vote or take

other action under the Indenture. However,

the Indenture does not
oblige us to fix any record date at all. If we set a record

date for a vote or other action to be taken by holders of a

particular
series, that vote or action may be taken

only by persons who are holders of outstanding securities of that series on the record
date and must be taken within 90 days following the record

date.

Holders who hold in “street name” and other indirect holders,

including holders of any securities issued as
global securities, should consult their banks or brokers for information on how approval may be granted or
denied if we seek to change the Indenture or the securities or request a waiver.
Discharge of Our Obligations
We can fully

discharge ourselves from any payment or other obligations

on the securities of any series if we make a
deposit for the applicable holders with the trustee and

certain other conditions are met. The deposit must be held

in trust for
the benefit of all direct holders of the securities and

must be a combination of money and U.S. government or U.S.
government agency notes or bonds that will generate

enough cash to make interest, principal and any other payments on the
securities on their various due dates.
However, we cannot discharge

ourselves from the obligations under any convertible or

exchangeable securities,
unless we provide for it in the terms of these securities.
If we accomplish full discharge, as described

above, holders will have to rely solely on the trust deposit for repayment of the securities. Holders could not look

to us for repayment in the unlikely event of any shortfall. Conversely,

the
trust deposit would most likely be protected from

claims of our lenders and other creditors if we ever become bankrupt

or
insolvent.
We will indemnify

the trustee and holders against any tax, fee or other charge imposed on the U.S. government
obligations we deposited with the trustee or against the principal and interest received on these obligations.
Liens on Assets
The Indenture does not restrict us from pledging or otherwise encumbering any of our assets and those of our
subsidiaries.
Default and Related Matters
Ranking Compared to Other Creditors
The securities are not secured by any of our property

or assets. Accordingly,

ownership of securities means each
holder is one of our unsecured creditors. The securities are not subordinated to any of our other debt obligations and

therefore
they rank equally with all our other unsecured and unsubordinated indebtedness. However, the trustee has

a right to receive
payment for its administrative services prior to any payment to security

holders after a default.
Events of Default
Holders will have special rights if an event of default occurs and is not cured, as described later in this subsection.
What Is an Event of Default?
The term “event of default” with respect to any series of

securities means any of the
following:

●

We fail to make

any interest payment on the securities of such series when it is due,

and we do not cure this
default within 90 days.

●

We fail to make

any payment of principal when it is due at the maturity

of such series of securities or upon
redemption.

●

We fail to comply

with any of our other agreements regarding a particular series of securities or with a
supplemental indenture, and after we have been notified

of the default by the trustee or holders of 25% in
principal amount of the series, we do not cure the default within

90 days.

●

We file for

bankruptcy, or other

events in bankruptcy,

insolvency or reorganization occur.

Remedies if an Event of Default Occurs
Holders and the trustee will have the following remedies

if an event of default occurs:
Acceleration.

If an event of default has occurred and has not been cured or waived,

then the trustee or the holders of
25% in principal amount of the securities of the affected

series may declare the entire principal amount of and any accrued interest on all the securities of that series to be due

and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount

of the securities of the affected series, if all event

s

of default have
been cured or waived.
Special Duties of Trustee.

If an event of default occurs, the trustee will have some special duties. In that situation,
the trustee will be obligated to use those of its rights and powers under the Indenture, and to use the same degree

of care and
skill in doing so, that a prudent person would use in

that situation in conducting his or her own affairs.
Other Remedies of Trustee.

If an event of default occurs, the trustee is authorized

to pursue any available remedy to
collect defaulted principal and interest and to enforce other provisions of the securities and the Indenture, including bringing a lawsuit.
Majority Holders May Direct the

Trustee to Take

Actions to Protect Their Interests
.

The trustee is not required to
take any action under the Indenture at the request of any

holders unless the holders offer the trustee reasonable

protection
from expenses and liability.

This is called an “indemnity”. If the trustee is provided with an indemnity reasonably satisfactory
to it, the holders of a majority in principal amount

of the relevant series of debt securities may direct the time, method

and
place of conducting any lawsuit or other formal legal

action seeking any remedy available to the trustee. These

majority
holders may also direct the trustee in performing any other

action under the Indenture.
Individual Actions Holders May Take

if the Trustee Fails to Act.

Before a holder bypasses the trustee and brings
such holder’s own lawsuit or other formal

legal action or take other steps to enforce such holder’s

rights or protect such
holder’s interests relating to the securities, the following must occur:
●

Such holder must give the trustee written notice that an

event of default has occurred and remains uncured.

●

The holders of 25% in principal amount of all outstanding

securities of the relevant series must make a
written request that the trustee take action because of

the default, and must offer indemnity reasonably
satisfactory to the trustee against the cost and other liabilities of taking that action.

●

The trustee must not have taken action for 60 days after

receipt of the above notice and offer of indemnity.

●

During the 60-day period, the holders of a majority in

principal amount of the securities of that series do
not give the trustee a direction inconsistent with the request.
However, a holder is entitled

at any time to bring an individual lawsuit for the payment of the money due on such
holder’s security on or after its due date.

Waiver of Default
The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the
relevant series of debt securities. If this happens, the

default will be treated as if it had not occurred. No one can waive

a
payment default on a holder’s debt security,

however, without such holder’s

individual approval.
We Will

Give the Trustee Information About Defaults

Annually
Every year we will give to the trustee a written statement of one of our officers certifying that to the

best of his or
her knowledge we are in compliance with the Indenture and

all the securities under it, or else specifying any default.
The trustee may withhold from holders notice of any

uncured default, except for payment defaults, if it determines that withholding notice is in holders’ interest.
Holders who hold in “street name” and other

indirect holders should consult their banks or broker

s

for
information on how to give notice or direction

to or make a request of the trustee and how to

make or cancel
a declaration of acceleration.
Regarding the Trustee
The Bank of New York

Mellon is the trustee under the Indenture. In addition, affiliates of The Bank of New York
Mellon may perform various commercial banking and

investment banking services for us and our subsidiaries from time to
time in the ordinary course of business.

DESCRIPTION OF THE 2.650% GLOBAL NOTES DUE

2021, THE 2.400% GLOBAL NOTES DUE 2024,

THE
3.500% GLOBAL NOTES DUE 2025 AND THE 3.375% GLOBAL

NOTES DUE 2034
The following summary of AT&T’s

above referenced

debt securities is based on and qualified by the indenture,
dated as of May 15, 2013, with The Bank of New York

Mellon Trust Company,

N.A., acting as trustee (the “Indenture”)

and
the 2.650% Global Notes due 2021 (the “2021 Notes”),

the 2.400% Global Notes due 2024 (the “2024 Notes”), the

3.500%
Global Notes due 2025 (the “2025 Notes”) and the 3.375%

Global Notes due 2034 (the “2034 Notes” and, together

with the
2021 Notes, the 2024 Notes and the 2025 Notes, the “Notes”).

For a complete description of the terms and provisions

of the
Notes, please refer to the Indenture,

which is filed as an exhibit to AT&T’s

Annual Report on Form 10-K for the year ended
December 31, 2019 and to the forms of Notes, which are

filed as exhibits to the Form 8-As filed with the Securities

and
Exchange Commission on November 13, 2013 and June

11, 2014.

General

The 2021 Notes:
●

were issued in an aggregate initial principal amount

of €1,000,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2021

Notes which may be of the same series as the
2021 Notes as described under “— Further Issues”;
●

mature on December 17, 2021;
●

bear interest at the rate of 2.650% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2024 Notes:
●

were issued in an aggregate initial principal amount

of €1,600,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2024

Notes which may be of the same series as the
2024 Notes as described

under “— Further Issues”;
●

mature on March 15, 2024;
●

bear interest at the rate of 2.400% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2025 Notes:
●

were issued in an aggregate initial principal amount

of €1,000,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2025

Notes which may be of the same series as the
2025 Notes as described under “— Further Issues”;
●

mature on December 17, 2025;

●

bear interest at the rate of 3.500% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2034 Notes:
●

were issued in an aggregate initial principal amount

of €500,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2034

Notes which may be of the same series as the
2034 Notes as described under “— Further Issues”;
●

mature on March 15, 2034;
●

bear interest at the rate of 3.375% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The Notes are unsecured and unsubordinated obligations

and rank
pari passu with all other indebtedness issued
under our Indenture. Each series of Notes constitutes a separate series under the Indenture. The Notes are issued in fully
registered form only and in minimum denominations of

€100,000 and integral multiples of €1,000 in excess thereof.

Principal
and interest payments on the Notes are payable by us in

euro. Payments of principal, interest and additional amounts, if any,
in respect of the Notes will be made to Euroclear

System, Clearstream Banking S.A. or such nominee or common

depositary,
as the case may be, as registered holder thereof. Under

the terms of the Indenture, if the euro ceases to exist when payments
on the Notes are due under any circumstances, AT&T

may supplement the Indenture to allow for payment in U.S. dollars.
The principal and interest payable in U.S. dollars on a

Note at maturity, or upon

redemption, will be paid by wire transfer of
immediately available funds against presentation of a

Note at the office of the paying agent.
For purposes of the Notes, a business day means a business day in the City of New York

and London.
Interest
The 2021 Notes bear interest at the rate of 2.650% per

annum, the 2024 Notes bear interest at the rate of 2.400% per annum, the 2025 Notes bear interest at the rate of 3.500%

per annum and the 2034 Notes bear interest at the rate

of 3.375%
per annum.

We pay interest

on the 2021 Notes and 2025 Notes annually in arrears on December

17, commencing on December
17, 2014, to the persons in whose names the 2021

Notes and 2025 Notes are registered at the close of business on the
December 1 preceding the interest payment date. The

2021 Notes will mature on December 17, 2021 and the 2025 Notes will mature on December 17, 2025.
We pay interest

on the 2024 Notes and 2034 Notes annually in arrears on March

15, commencing on March 15,
2015, to the persons in whose names the 2024 Notes

and 2034 Notes are registered at the close of business on

the business
day preceding the interest payment date. The 2024

Notes will mature on March 15, 2024 and the 2034 Notes will mature on
March 15, 2034.

Interest on the Notes is computed on the basis of the actual number of days in the period for which interest is being
calculated and the actual number of days from and including

the last date on which interest was paid on the Notes, to

but

excluding the next scheduled interest payment date.

This payment convention is referred to as ACTUAL/ACTUAL (ICMA)
as defined in the rulebook of the International Capital Market

Association.

Optional Redemption
At any time prior to the applicable Par Call Date (as set forth in the table below), the Notes will be redeemable, as a
whole or in part, at our option, at any time and from time

to time on at least 30 days’, but not more than 60 days’, prior notice
mailed to the registered address of each holder of the

Notes of such series to be redeemed. The redemption price will be equal
to the greater of (1) 100% of the principal amount of

the Notes of such series to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined

below) discounted to the redemption date, on an annual

basis
(ACTUAL/ACTUAL (ICMA)), at a rate equal to the

Treasury Rate (as defined below) plus a number

of basis points equal to
the applicable Make-Whole Spread (as set forth in

the table below). In either case, accrued interest will be payable to the
redemption date. At any time on or after the applicable

Par Call Date (as set forth in the table below), we have the option to
redeem the Notes, as a whole or in part, at our option,

at any time and from time to time, on at least 30 days’, but not more
than 60 days’, prior notice mailed to the registered address of each holder of the Notes of such series to be redeemed,

at a
redemption price equal to 100% of the principal amount

of such series of Notes to be redeemed. Accrued interest will be payable to the redemption date.

Series Par Call Date Make-Whole Spread
2021 Notes September 17, 2021 25 bps
2024 Notes December 15, 2023 15 bps
2025 Notes September 17, 2025 30 bps
2034 Notes

December 15, 2033 20 bps

“ Treasury Rate
” means the price, expressed as a percentage (rounded

to three decimal places, 0.0005 being rounded
upwards), at which the gross redemption yield on the Notes

of the applicable series, if they were to be purchased at

such price
on the third dealing day prior to the date fixed for redemption,

would be equal to the gross redemption yield on such dealing day of the Reference Bond (as defined below) on the

basis of the middle market price of the Reference Bond

prevailing at
11:00 a.m. (London time) on such

dealing day as determined by the Company or an investment bank appointed by the
Company.

“ Reference Bond
” means, in relation to any Treasury Rate calculation,

a German government bond whose maturity
is closest to the maturity of the Notes of the applicable

series, or if the Company or an investment bank appointed

by the
Company considers that such similar bond is not

in issue, such other German government bond as the Company

or an
investment bank appointed by the Company,

with the advice of three brokers of, and/or market makers in,

German
government bonds selected by the Company or an investment

bank appointed by the Company,

determine to be appropriate
for determining such Treasury Rate.

“ Remaining Scheduled Payments
” means, with respect to each Note of a series to be redeemed,

the remaining
scheduled payments of principal of and interest on

such Note that would be due after the related redemption date but for the
redemption. If that redemption date is not an interest payment date with respect to the applicable series of Notes, the amount of the next succeeding scheduled interest payment on

the Notes will be reduced by the amount of interest accrued on the
Notes to the redemption date.

On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for
redemption unless we default in the payment of the

redemption price and accrued interest. On or before the redemption date,
we will deposit with a paying agent or the trustee money

sufficient to pay the redemption price of and accrued

interest on the
Notes to be redeemed on that date.

In the case of any partial redemption, selection of the

Notes of a series to be redeemed will be made by the trustee by lot or by such other method as the trustee in its sole discretion deems to be fair and appropriate.

Redemption for Taxation

Reasons
If (a) as a result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction (as defined
below under “Interpretation”), or any change in the official interpretation of the laws or regulations of a Relevant
Jurisdiction, which change or amendment becomes effective

after November 5, 2013 with respect to the 2021 Notes and

2025
Notes and after June 4, 2014 with respect to the 2024

Notes and 2034 Notes, on the next Interest Payment Date we would be
required to pay additional amounts as provided or referred

to below under “— Payment Without Withholding”

and (b) the
requirement cannot be avoided by our taking reasonable

measures available to us, we may at our option, having given not
less than 30 nor more than 60 days’ notice to the holders

of the Notes (which notice shall be irrevocable), redeem all,

but not
a portion of, the Notes at any time at their principal amount together with interest accrued to, but excluding, the date of redemption provided that no such notice of redemption

shall be given earlier than 90 days prior to the earliest date on which
we would be obliged to pay such additional amounts were a

payment in respect of the Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph,

we shall deliver to the trustee a certificate signed by two of our executive officers stating that the requirement

referred to in (a) above will apply on the next Interest Payment

Date and
setting forth a statement of facts showing that the conditions precedent to the right of AT&T

so to redeem have occurred,
cannot be avoided by us taking reasonable measures available to us and an opinion of independent legal advisers of
recognized international standing to the effect

that AT&T

has or will become obliged to pay such additional amounts as a result of the change or amendment, in each case to be

held by the trustee and made available for viewing at the offices of the
trustee on request by any holder of the Notes.

Payment Without Withholding

All payments in respect of the Notes by or on behalf of

AT&T

shall be made without withholding or deduction for,
or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature

(“Taxes”)
imposed, collected, withheld, assessed or levied by or

on behalf of the Relevant Jurisdiction, unless the withholding

or
deduction of the Taxes

is required by law.

In that event, we will pay such additional amounts to a holder who is a United
States Alien (as defined below) as may be necessary in

order that the net amounts received by the holder after the
withholding or deduction shall equal the respective amounts

which would have been receivable in respect of the

Notes in the
absence of the withholding or deduction; except that no

such additional amounts shall be payable in relation to any

payment
in respect of any Note:

(a) where such withholding or deduction would not have

been so imposed but for:

(i) in the case of payment by AT&T,

the existence of any present or former connection between
the holder of the Note (or between a fiduciary,

settlor, shareholder,

beneficiary or member of the holder of
the Note, if such holder is an estate, a trust, a corporation or a partnership) and the United States, including,
without limitation, such holder (or such fiduciary,

settlor, shareholder,

beneficiary or member) being or
having been a citizen or resident or treated as a resident

thereof, or being or having been engaged in trade
or business or presence therein, or having or having had

a permanent establishment therein;

(ii) in the case of payment by AT&T,

the present or former status of the holder of the Note

as a
personal holding company,

a foreign personal holding company,

a passive foreign investment company,

or
a controlled foreign corporation for United States federal

income tax purposes or a corporation which
accumulates earnings to avoid United States federal income

tax;

(iii) in the case of payment by AT&T,

the past or present or future status of the holder of the Note as the actual or constructive owner of 10% or more

of either the total combined voting power of all classes
of stock of AT&T

entitled to vote if AT&T

was treated as a corporation, or the capital or profits interest in
AT&T,

if AT&

T

is treated as a partnership for United States federal income tax purposes or as a bank
receiving interest described in Section 881(c) (3) (A)

of the Internal Revenue Code of 1986, as amended; or

(iv) the failure by the holder of the Note to comply with

any certification, identification or other
reporting requirements concerning the nationality,

residence, identity or connection with the United States
(in the case of payment by AT&T

)

of such holder, if compliance is required

by statute or by regulation as a
precondition to exemption from such withholding

or deduction;

(b) in the case of payment by AT&T

to any United States Alien, if such person is a fiduciary or partnership
or other than the sole beneficial owner of any such payment,

to the extent that a beneficiary or settlor with respect to

such fiduciary, a

member of such partnership or the beneficial owner would not have been entitled to the additional
amounts had such beneficiary,

settlor, member or beneficial owner

been the bearer of such Note. As used herein,
“United States Alien” means any person who, for United

States federal income tax purposes, is a foreign
corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign
partnership one or more of the members of which is, for United

States federal income tax purposes, a foreign
corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust;

(c) to the extent that the withholding or deduction is as a

result of the imposition of any gift, inheritance,
estate, sales, transfer, personal property

or any similar tax, assessment or other governmental charge;

(d) to, or to a third party on behalf of, a holder who is liable for the Taxes in respect

of the Notes by reason
of his having any or some present or former connection,

including but not limited to fiscal residency,

fiscal deemed
residency and substantial interest shareholdings, with the

Relevant Jurisdiction, other than the mere holding of the
Notes;

(e) presented for payment more than 30 days after the

Relevant Date except to the extent that a holder
would have been entitled to additional amounts on

presenting the relevant Notes for payment on the last day of the period of 30 days assuming that day to have been an Interest

Payment Date;

(f) any tax, assessment or other governmental charge

required to be withheld by any paying agent from

any
payment of principal or of interest on any Notes, if such

payment can be made without withholding by any other
paying agent;

(g) any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner or any other person failed to comply with certification,

identification or information reporting requirements
concerning the nationality,

residence, identity or connection with the United States of the holder or beneficial owner
of our Notes, if compliance is required by statute, by regulation of the United States Treasury Department or

by an
applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax,
assessment or other governmental charge;

(h) any tax, assessment or governmental charge

that is imposed or withheld solely because of a change in
law, regulation,

or administrative or judicial interpretation that becomes effective after the day on which the
payment becomes due or is duly provided for,

whichever occurs later; or

(i) any combination of (a), (b), (c), (d), (e), (f), (g)

or (h).

Interpretation

As used in this description:
(a) “Relevant Date” means the date on which the payment

first becomes due but, if the full amount of the
money payable has not been received by the trustee on

or before the due date, it means the date which is seven days after the date on which, the full amount of the money

having been so received, notice to that effect shall have

been
duly given to the holders of Notes by us; and

(b) “Relevant Jurisdiction” means the State of Delaware

and the United States or any political subdivision
or any authority thereof or therein having power to tax or

any other jurisdiction or any political subdivision or any
authority thereof or therein having power to tax to which

we become subject in respect of payments made by it of
principal and interest on the Notes.

Additional Amounts

Any reference in the terms of the Notes to any amounts in

respect of the Notes shall be deemed also to refer to any
additional amounts which may be payable under

this provision.

Further Issues

We may from

time to time, without notice to or the consent of the holders of the

Notes, create and issue further
notes ranking equally and ratably with such series of Notes

in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those further

notes. Any
further notes will have the same terms as to status, redemption or otherwise as the Notes. Any further notes shall be issued pursuant to a resolution of our board of directors, a

supplement to the Indenture, or under an officers’

certificate pursuant to
the Indenture.

Governing Law
The Notes will be governed by and interpreted in accordance

with the laws of the State of New York.
Special Situations Covered by Our Indenture
Mergers and Similar Transactions
We are generally

permitted to consolidate or merge with another company.

We are also permitted

to sell
substantially all of our assets to another company.

However, we may not take any of

these actions unless all the following
conditions are met:
●

Where we merge out of existence or sell our

assets, the company we merge into or sell to may not

be
organized under the laws of a foreign country.

It must be a corporation organized under

the laws of the
United States, any State thereof, or the District of Columbia.

●

The company we merge into or sell to must agree

to be legally responsible for our debt securities.

●

The merger, sale of

assets or other transaction must not cause a default on the securities,

and we must not
already be in default, unless the merger or other

transaction would cure the default. For purposes of this no-
default test, a default would include an event of default

that has occurred and not been cured, as described
below under “— Default and Related Matters — Events

of Default — What Is an Event of Default?” A
default for this purpose would also include any event

that would be an event of default if the requirements
for giving us default notice or our default having to exist

for a specific period of time were disregarded.
Further, we may buy substantially

all of the assets of another company without complying with any of the foregoing
conditions.
Modification and Waiver

of Holders’ Contractual Rights
Under certain circumstances, we can make changes to the Indenture and the securities (including the Notes). Some
types of changes require the approval of each security

holder affected, some require approval by

a majority vote, and some
changes do not require any approval at all.

Changes Requiring Approval

of Holders.

First, there are changes that cannot be made to the securities without specific approval of holders. The following is a list of

those types of changes:
●

to reduce the percentage of holders of securities who

must consent to a waiver or amendment of the
Indenture;

●

to reduce the rate of interest on any security or change the time for payment of interest;

●

to reduce the principal due on any security or change

the fixed maturity of any security;

●

to waive a default in the payment of principal or interest

on any security;

●

to change the currency of payment on a security,

unless the security provides for payment in a currency that
ceases to exist;

●

in the case of convertible or exchangeable securities, to

make changes to conversion or exchange rights that
would be adverse to the interests of holders;

●

to change the right of holders to waive an existing default

by majority vote;

●

to reduce the amount of principal or interest payable

to holders following a default or change any
conversion or exchange rights, or impair the right of

holders to sue for payment; and

●

to make any change to this list of changes that requires

specific approval of holders.
Changes Requiring a Majority Vote.

The second type of change to the Indenture and the securities is the kind that
requires a vote in favor by security holders owning a majority of the principal amount of the particular series affected.

Most
changes fall into this category,

except as set forth in the following paragraph. The same

vote would be required for us to
obtain a waiver of an existing default. However,

we cannot obtain a waiver of a payment default unless we obtain each
holder’s individual consent to the waiver.

Changes Not Requiring Approval of

Holders.

The third type of change does not require any vote by holders of securities. This type includes, among others, clarifications of ambiguous contract terms, changes to make securities payable in U.S. dollars (if the stated denomination ceases to exist) and other changes that would not materially adversely affect
holders of the securities.

Further Details Concerning Voting.

When taking a vote, we will use the following rules to decide how much principal amount to attribute to a security:
●

For securities denominated in one or more foreign currencies or currency units, we will use the U.S. dollar
equivalent determined on the date of original issuance of these securities.

Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in
trust for the applicable holders money for their payment

or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security.

We will generally

be entitled to set any day as a record date for the purpose

of determining the holders of
outstanding securities

that are entitled to vote or take other action under the

Indenture. However, the Indenture

does not
oblige us to fix any record date at all. If we set a record

date for a vote or other action to be taken by holders of a

particular
series, that vote or action may be taken only by persons

who are holders of outstanding securities of that series on

the record
date and must be taken within 90 days following the record

date.

Holders who hold in “street name” and other indirect holders,

including holders of any securities issued as
global securities, should consult their banks or brokers for information on how approval may be granted or
denied if we seek to change the Indenture or the securities or request a waiver.
Discharge of Our Obligations
We can fully

discharge ourselves from any payment or other obligations

on the securities of any series if we make a
deposit for the applicable holders with the trustee and

certain other conditions are met. The deposit must be held

in trust for
the benefit of all direct holders of the securities and

must be a combination of money and U.S. government or U.S.
government agency notes or bonds that will generate

enough cash to make interest, principal and any other payments on the
securities on their various due dates.
However, we cannot discharge

ourselves from the obligations under any convertible or

exchangeable securities,
unless we provide for it in the terms of these securities.
If we accomplish full discharge, as described

above, holders will have to rely solely on the trust deposit for repayment of the securities. Holders could not look

to us for repayment in the unlikely event of any shortfall. Conversely,

the
trust deposit would most likely be protected from

claims of our lenders and other creditors if we ever become bankrupt

or
insolvent.

We will indemnify

the trustee and holders against any tax, fee or other charge imposed on the U.S. government
obligations we deposited with the trustee or against the principal and interest received on these obligations.
Liens on Assets
The Indenture does not restrict us from pledging or otherwise encumbering any of our assets and those of our
subsidiaries.
Default and Related Matters
Ranking Compared to Other Creditors
The securities are not secured by any of our property

or assets. Accordingly,

ownership of securities means each
holder is one of our unsecured creditors. The securities are not subordinated to any of our other debt obligations and

therefore
they rank equally with all our other unsecured and unsubordinated indebtedness. However, the trustee has

a right to receive
payment for its administrative services prior to any payment to security

holders after a default.
Events of Default
Holders will have special rights if an event of default occurs and is not cured, as described later in this subsection.
What Is an Event of Default?
The term “event of default” with respect to any series of

securities means any of the
following:
●

We fail to make

any interest payment on the securities of such series when it is due,

and we do not cure this
default within 90 days.

●

We fail to make

any payment of principal when it is due at the maturity

of such series of securities or upon
redemption.

●

We fail to comply

with any of our other agreements regarding a particular series of securities or with a
supplemental indenture, and after we have been notified

of the default by the trustee or holders of 25% in
principal amount of the series, we do not cure the default within

90 days.

●

We file for

bankruptcy, or other

events in bankruptcy,

insolvency or reorganization occur.

Remedies if an Event of Default Occurs
Holders and the trustee will have the following remedies

if an event of default occurs:
Acceleration.

If an event of default has occurred and has not been cured or waived,

then the trustee or the holders of
25% in principal amount of the securities of the affected

series may declare the entire principal amount of and any accrued interest on all the securities of that series to be due

and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount

of the securities of the affected series, if all events

of default have
been cured or waived.
Special Duties of Trustee.

If an event

of default occurs, the trustee will have some special duties. In that situation,
the trustee will be obligated to use those of its rights and powers under the Indenture, and to use the same degree

of care and
skill in doing so, that a prudent person would use in

that situation in conducting his or her own affairs.
Other Remedies of Trustee.

If an event of default occurs, the trustee is authorized

to pursue any available remedy to
collect defaulted principal and interest and to enforce other provisions of the securities and the Indenture, including bringing a lawsuit.
Majority Holders May Direct the

Trustee to Take

Actions to Protect Their Interests
.

The trustee is not required to
take any action under the Indenture at the request of any

holders unless the holders offer the trustee reasonable

protection
from expenses and liability.

This is called an “indemnity”. If the trustee is provided with an indemnity reasonably satisfactory

to it, the holders

of a majority in principal amount of the relevant series of debt securities may direct the time, method and
place of conducting any lawsuit or other formal legal

action seeking any remedy available to the trustee. These

majority
holders may also direct the trustee in performing any other

action under the Indenture.
Individual Actions Holders May Take

if the Trustee Fails to Act.

Before a holder bypasses the trustee and bring such
holder’s own lawsuit or other formal legal

action or take other steps to enforce such holder’s rights

or protect such holder’s
interests relating to the securities, the following must occur:
●

Such holder must give the trustee written notice that an

event of default has occurred and remains uncured.

●

The holders of 25% in principal amount of all outstanding

securities of the relevant series must make a
written request that the trustee take action because of

the default, and must offer indemnity reasonably
satisfactory to the trustee against the cost and other liabilities of taking that action.

●

The trustee must not have taken action for 60 days after

receipt of the above notice and offer of indemnity.

●

During the 60-day period, the holders of a majority in

principal amount of the securities of that series do
not give the trustee a direction inconsistent with the request.
However, a holder is entitled

at any time to bring an individual lawsuit for the payment of the money due on such
holder’s security on or after its due date.
Waiver of Default
The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the
relevant series of debt securities. If this happens, the

default will be treated as if it had not occurred. No one can waive

a
payment default on a holder’s debt security,

however, without such holder’s

individual approval.
We Will

Give the Trustee Information About Defaults

Annually
Every year we will give to the trustee a written statement of one of our officers certifying that to the

best of his or
her knowledge we are in compliance with the Indenture and

all the securities under it, or else specifying any default.
The trustee may withhold from holders notice of any

uncured default, except for payment defaults, if it determines that withholding notice is in holders’ interest.
Holders who hold in “street name” and other

indirect holders should consult their banks or brokers

for
information on how to give notice or direction

to or make a request of the trustee and how to

make or cancel
a declaration of acceleration.
Regarding the Trustee
The Bank of New York

Mellon Trust Company,

N.A. is the trustee under the Indenture. In addition, affiliates of The
Bank of New York

Mellon Trust Company,

N.A. may perform various commercial banking and investment

banking services
for us and our subsidiaries from time to time in the

ordinary course of business.

DESCRIPTION OF THE 1.450% GLOBAL NOTES DUE

2022, THE 2.750% GLOBAL NOTES DUE 2023,

THE
1.050% GLOBAL NOTES DUE 2023, THE 1.300% GLOBAL NOTES

DUE 2023, THE 1.950% GLOBAL NOTES
DUE 2023, THE 1.800% GLOBAL NOTES DUE 2026,

THE 2.350% GLOBAL NOTES DUE 2029, THE 2.600%
GLOBAL NOTES DUE 2029, THE 2.450% GLOBAL NOTES DUE

2035 AND THE 3.150% GLOBAL NOTES DUE
2036
The following summary of AT&T’s

above referenced

debt securities is based on and qualified by the indenture,
dated as of May 15, 2013, with The Bank of New York

Mellon Trust Company,

N.A., acting as trustee (the “Indenture”)

and
the 1.450% Global Notes due 2022

(the “2022 Notes”), the 2.750% Global Notes due 2023 (the

“2.750% 2023 Notes”), the
1.050% Global Notes due 2023 (the “1.050% 2023

Notes”), the 1.300% Global Notes due 2023 (the “1.300% 2023 Notes”),
the 1.950% Global Notes due 2023 (the “1.950% 2023

Notes”), the 1.800% Global Notes due 2026 (the “1.800% 2026
Notes”), the 2.350% Global Notes due 2029 (the “2.350%

2029 Notes”), the 2.600% Global Notes due 2029 (the “2.600%
2029 Notes”), the 2.450% Global Notes due 2035

(the 2035 Notes”) and the 3.150% Global Notes due 2036

(the “2036
Notes” and, together with the 2022 Notes, 2.750% 2023 Notes,

1.050% 2023 Notes, 1.300% 2023 Notes, 1.950% 2023

Notes,
the 1.800% 2026 Notes, the 2.350% 2029 Notes, the

2.600% 2029 Notes and the 2035 Notes, the “Notes”). For a complete description of the terms and provisions

of the Notes, please refer to the Indenture,

which is filed as an exhibit to AT&T’s
Annual Report on Form 10-K for the year ended December

31, 2019 and to the forms of Notes, which are

filed as exhibits to
the Form 8-As filed with the Securities and Exchange

Commission on December 2, 2014, March 9,

2015, March 24, 2016,
June 21, 2017, December 19, 2018 and June 5, 2019.
General
The 2022 Notes:
●

were issued in an aggregate initial principal amount

of €1,500,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2022

Notes which may be of the same series as the
2022 Notes as described under “— Further Issues”;
●

mature on June 1, 2022;
●

bear interest at the rate of 1.450% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2.750% 2023 Notes:
●

were issued in an aggregate initial principal amount

of €426,473,000, which remains the amount
outstanding, subject to our ability to issue additional 2.750%

2023 Notes which may be of the same series
as the 2.750% 2023 Notes as described under “— Further

Issues”;
●

mature on May 19, 2023;
●

bear interest at the rate of 2.750% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 1.050% 2023 Notes:
●

were issued in an aggregate initial principal amount

of €450,273,000, which remains the amount
outstanding, subject to our ability to issue additional 1.050%

2023 Notes which may be of the same series
as the 1.050% 2023 Notes as described under “— Further

Issues”;
●

mature on September 5, 2023;
●

bear interest at the rate of 1.050% per annum, payab

le annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 1.300% 2023 Notes:
●

were issued in an aggregate initial principal amount

of €1,250,000,000, which remains the amount
outstanding, subject to our ability to issue additional 1.300%

2023 Notes which may be of the same series
as the 1.300% 2023 Notes as described under “— Further

Issues”;
●

mature on September 5, 2023;
●

bear interest at the rate of 1.300% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 1.950% 2023 Notes:
●

were issued in an aggregate initial principal amount

of €535,591,000, which remains the amount
outstanding, subject to our ability to issue additional 1.950%

2023 Notes which may be of the same series
as the 1.950% 2023 Notes as described under “— Further

Issues”;
●

mature on September 15, 2023;
●

bear interest at the rate of 1.950% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 1.800% 2026 Notes:
●

were issued in an aggregate initial principal amount

of €1,489,219,000, which remains the amount
outstanding, subject to our ability to issue additional 1.800%

2026 Notes which may be of the same series
as the 1.800% 2026 Notes as described under “— Further

Issues”;

●

mature on September 5, 2026;
●

bear interest at the rate of 1.800% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2.350% 2029 Notes:
●

were issued in an aggregate initial principal amount

of €1,260,469,000, which remains the amount
outstanding, subject to our ability to issue additional 2.350%

2029 Notes which may be of the same series
as the 2.350% 2029 Notes as described under “— Further

Issues”;
●

mature on September 5, 2029;
●

bear interest at the rate of 2.350% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2.600% 2029 Notes:
●

were issued in an aggregate initial principal amount

of €800,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2.600%

2029 Notes which may be of the same series
as the 2.600% 2029 Notes as described under “— Further

Issues”;
●

mature on December 17, 2029;
●

bear interest at the rate of 2.600% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2035 Notes:
●

were issued in an aggregate initial principal amount

of €1,250,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2035

Notes which may be of the same series as the
2035 Notes as described under “— Further Issues”;
●

mature on March 15, 2035;
●

bear interest at the rate of 2.450% per annum, payable

annually in arrears;
●

are repayable at par at maturity;

●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2036 Notes:
●

were issued in an aggregate initial principal amount

of €1,750,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2036

Notes which may be of the same series as the
2036 Notes as described under “— Further Issues”;
●

mature on September 4, 2036;
●

bear interest at the rate of 3.150% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described

below under “— Optional Redemption” and in connection

with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The Notes are unsecured and unsubordinated obligations

and rank
pari passu

with all other indebtedness issued
under our Indenture. Each series of Notes constitutes a separate series under the Indenture. The Notes are issued in fully
registered form only and in minimum denominations of

€100,000 and integral multiples of €1,000 in excess thereof.

Principal
and interest payments on the Notes are payable by us in

euro. Payments of principal, interest and additional amounts, if any,
in respect of the Notes will be made to Euroclear

System, Clearstream Banking S.A. or such nominee or common

depositary,
as the case may be, as registered holder thereof. Under

the terms of the Indenture, if the euro ceases to exist when payments
on the Notes are due under any circumstances, AT&T

may supplement the Indenture to allow for payment in U.S. dollars.
The principal and interest payable in U.S. dollars on a

Note at maturity, or upon

redemption, will be paid by wire transfer of
immediately available funds against presentation of a

Note at the office of the paying agent.
For purposes of the 2022 Notes, 1.050% 2023 Notes, 2.750% 2023

Notes, 1.950% 2023 Notes, 1.800% 2026 Notes,
2.350% 2029 Notes, 2.600% 2029 Notes and the 2036

Notes, a business day means any day other than a Saturday

or Sunday
and that, in the City of New York

or the City of London, is not a day on which banking institutions are generally authorized
or obligated by law to close, and is a day on which the

Trans-European Automated Real-time Gross

Settlement Express
Transfer (TARGET)

System, or any successor thereto, operates.

For purposes of the 1.300% 2023 Notes and the 2035 Notes,

a business day means a business day in the City of New
York

and London.

Interest
The interest rate per annum, annual interest payment date,

date of commencement of interest payment and the
maturity date of each series of Notes are set forth

in the table below. We

pay interest on the Notes annually in arrears to the
persons in whose names the Notes are registered at the

close of business on the business day preceding the respective interest payment date.

Series
Interest
Rate
Interest Payment
Date
Commencement of Interest
Payment Maturity Date
2022 Notes 1.450% June 1 June 1, 2015 June 1, 2022
2.750% 2023 Notes 2.750% May 19 May 19, 2016 May 19, 2023
1.050% 2023 Notes 1.050% September 4* September 4, 2019 September 5, 2023
1.300% 2023 Notes 1.300% September 5 September 5, 2015 September 5, 2023
1.950% 2023 Notes 1.950% September 15 September 15, 2019 September 15, 2023
1.800% 2026 Notes 1.800% September 4* September 4, 2019 September 5, 2026
2.350% 2029 Notes 2.350% September 4* September 4, 2019 September 5, 2029
2.600% 2029 Notes 2.600% December 17 December 17, 2015 December 17, 2029
2035 Notes 2.450% March 15 March 15, 2016 March 15, 2035
2036 Notes 3.150% September 4 September 4, 2017 September 4, 2036
* We will also pay

interest on this series of Notes on its maturity date in

an amount calculated for the one day period since
the last annual interest payment date.
Interest on the Notes is computed on the basis of the actual number of days in the period for which interest is being
calculated and the actual number of days from and including

the last date on which interest was paid on the Notes, to

but
excluding the next scheduled interest payment date.

This payment convention is referred to as ACTUAL/ACTUAL (ICMA)
as defined in the rulebook of the International Capital Market

Association.

Optional Redemption

Each series of Notes (other than the 2.750% 2023 Notes) may

be redeemed at any time prior to the applicable Par
Call Date (as set forth in the table below), as a whole

or in part, at our option, at any time and from time to time on at least 30
days’, but not more than 60 days’ (or,

with respect to the 1.950% 2023 Notes, at least 15 days’, but not more than 45 days’),
prior notice sent to the registered address of each holder

of the Notes of such series to be redeemed. The redemption

price
will be calculated by us and will be equal to the greater

of (1) 100% of the principal amount of the Notes of such

series to be
redeemed or (2) the sum of the present values of the Remaining

Scheduled Payments (as defined below) discounted to the
redemption date, on an annual basis (ACTUAL/ACTUAL (ICMA)),

at a rate equal to the Treasury Rate (as

defined below)
plus a number of basis points equal to the applicable Make-Whole

Spread (as set forth in the table below). In the case of

each
of clauses (1) and (2), accrued interest will be payable

to the redemption date. Each series of Notes (other than the 2.750%
2023 Notes) may be redeemed at any time on or after

the applicable Par Call Date, as a whole or in part, at our

option, at any
time and from time to time, on at least 30 days’,

but not more than 60 days’

(or, with respect to the 1.950% 2023

Notes, at
least 15 days’, but not more than 45 days’), prior notice

sent to the registered address of each holder of the Notes of such
series, at a redemption price equal to 100% of the principal amount of such series of Notes to be redeemed. Accrued

interest
will be payable to the redemption date. We

will calculate the redemption price in connection with any

redemption hereunder.

Series Par Call Date Make-Whole Spread
2022 Notes March 1, 2022 20 bps
1.050% 2023 Notes August 4, 2023 20 bps
1.300% 2023 Notes June 5, 2023 20 bps
1.950% 2023 Notes June 15, 2023 25 bps
1.800% 2026 Notes June 4, 2026 25 bps
2.350% 2029 Notes June 4, 2029 35 bps
2.600% 2029 Notes September 17, 2029 25 bps
2035 Notes December 15, 2034 25 bps
2036 Notes June 4, 2036 35 bps

The 2.750% 2023 Notes may be redeemed as a whole or

in part, at our option, at any time and from time to time, on at least 30 days’, but not more than 60 days’, prior notice

sent to the registered address of each holder of the 2.750% 2023
Notes. The redemption price will be equal to the greater

of (1) 100% of the principal amount of the 2.750% 2023

Notes to be
redeemed or (2) the sum of the present values of the Remaining

Scheduled Payments (as defined below) discounted to the
redemption date, on an annual basis (ACTUAL/ACTUAL (ICMA)),

at a rate equal to the Treasury Rate (as

defined below)
and 25 basis points. In either case, accrued but unpaid

interest will be payable to the redemption date. We

will calculate the
redemption price in connection with any redemption hereunder.
“ Treasury Rate
” means the price, expressed as a percentage (and,

with respect to the 2022 Notes, 2.750% 2023
Notes, 1.950% 2023 Notes and 2.600% 2029 Notes, rounded

to three decimal places, 0.0005 being rounded upwards),

at
which the gross redemption yield on the Notes of the

applicable series, if they were to be purchased at such price on the third
dealing day prior to the date fixed for redemption, would

be equal to the gross redemption yield on such dealing day

of the
applicable Reference Bond (as defined below) on the

basis of the middle market price of the Reference Bond

prevailing at
11:00 a.m. (London time) on such

dealing day as determined by the Company or an investment bank appointed by the
Company.
“ Reference Bond
” means, in relation to any Treasury Rate calculation,

a German government bond whose maturity
is closest to the maturity of the Notes of the applicable

series, or if the Company or an investment bank appointed

by the
Company considers that such similar bond is no

t

in issue, such other German government bond as the Company

or an
investment bank appointed by the Company,

with the advice of three brokers of, and/or market makers in,

German
government bonds selected by the Company or an investment

bank appointed by the Company,

determine to be appropriate
for determining such Treasury Rate.
“ Remaining Scheduled Payments
” means, with respect to each Note of a series to be redeemed,

the remaining
scheduled payments of principal of and interest on

such Note that would be due after the related redemption date but for the
redemption. If that redemption date is not an interest payment date with respect to the applicable series of Notes, the amount of the next succeeding scheduled interest payment on

the Notes will be reduced by the amount of interest accrued on the
Notes to, but not including, the redemption date.
On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for
redemption unless we default in the payment of the

redemption price and accrued interest. On or before the redemption date,
we will deposit with a paying agent or the trustee money

sufficient to pay the redemption price of and accrued

interest on the
Notes to be redeemed on that date.

In the case of any partial redemption, selection of the

Notes of a series to be redeemed will be made by the trustee by lot or (i) with respect to the 1.050% 2023 Notes, 1.800%

2026 Notes, 2.350% 2029 Notes and 2036 Notes, pursuant

to
applicable depositary procedures and (ii) with respect

to the 2022 Notes, 2.750% 2023 Notes, 1.300% 2023 Notes, 1.950%
2023 Notes, 2.600% 2029 Notes and 2035 Notes, by such

other method as the trustee in its sole discretion deems

to be fair
and appropriate.

Payment of Additional Amounts

We will, subject to

the exceptions and limitations set forth below,

pay as additional interest on the Notes such
additional amounts as are necessary so that the net payment

by us or our paying agent of the principal of and interest

on the
Notes to a person that is a United States Alien, after deduction for any present or future tax, assessment or governmental
charge of the United States or a political subdivision

or taxing authority thereof or therein, imposed by withholding with
respect to the payment, will not be less than the amount

that would have been payable in respect of the Notes had no
withholding or deduction been required. As used herein,

“United States Alien” means any person who, for United

States
federal income tax purposes, is a foreign corporation, a

non-resident alien individual, a non-resident alien fiduciary of a
foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal

income tax
purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

Our obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner, or a fiduciary,

settlor, beneficiary or member of the

beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in a trade or business in the

United States, has or had a permanent
establishment in the United States, or has any other

present or former connection with the United States or
any political subdivision or taxing authority thereof

or therein;
(b) is or was a citizen or resident or is or was treated

as a resident of the United States;

(c) is or was a foreign or domestic personal holding company,

a passive foreign investment
company or a controlled foreign corporation with respect

to the United States or is or was a corporation that
has accumulated earnings to avoid United States federal

income tax;

(d) is or was a bank receiving interest described in

Section 881(c)(3)(A) of the Internal Revenue
Code of 1986, as amended (the “Code”); or

(e) is or was an actual or constructive owner of 10% or

more of the total combined voting power
of all classes of stock of AT&T

entitled to vote;

(2) to any holder that is not the sole beneficial owner of

the Notes, or a portion thereof, or that is a fiduciary
or partnership, but only to the extent that the beneficial owner,

a beneficiary or settlor with respect to the fiduciary,
or a member of the partnership would not have been entitled

to the payment of an additional amount had such
beneficial owner, beneficiary,

settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner or any other person failed to comply with certification,

identification or information reporting requirements
concerning the nationality,

residence, identity or connection with the United States of the holder or beneficial owner
of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or

by an
applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax,
assessment or other governmental charge;

(4) to any tax, assessment or governmental charge

that is imposed other than by deduction or withholding
by AT&T

or a paying agent from the payment;

(5) to any tax, assessment or governmental charge

that is imposed or withheld solely because of a change in
law, regulation,

or administrative or judicial interpretation that is announced or becomes effective after the day on
which the payment becomes due or is duly provided for,

whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer,

wealth or personal property tax or any similar tax,
assessment or governmental charge;

(7) to any tax, assessment or other governmental charge

any paying agent (which term may include us)
must withhold from any payment of principal of or interest on any Note, if such payment can be made without such
withholding by any other paying agent; or

(8) in the case of any combination of the above items.

In addition, any amounts to be paid on the Notes will be

paid net of any deduction or withholding imposed or
required pursuant to Sections 1471 through 1474 of the

Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)

of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental

agreement entered into in connection with the implementation of such
Sections of the Code, and no additional amounts will be

required to be paid on account of any such deduction or withholding.

The Notes are subject in all cases to any tax, fiscal or

other law or regulation or administrative or judicial
interpretation applicable. Except as specifically provided

under this heading “—Payment of Additional Amounts” and

under
the heading “—Redemption Upon a Tax

Event,” we do not have to make any payment with respect to any tax, assessment or
governmental charge imposed by any government

or a political subdivision or taxing authority.

Any reference in the terms of the Notes of each series to any amounts in respect of the Notes shall be deemed also

to
refer to any additional amounts which may be payable

under this provision.

Redemption Upon a Tax

Event
If (a) we become or will become obligated to pay additional

amounts with respect to any Notes as described herein
under the heading “—Payment of Additional Amounts”

as a result of any change in, or amendment to, the laws (or

any
regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or
therein), or any change in, or amendments to, any

official position regarding the application or

interpretation of such laws,
regulations or rulings, which change or amendment

is announced or becomes effective, on or after the date

set forth in the
table below with respect to the relevant series of

Notes or (b) a taxing authority of the United States takes an action on or
after the date set forth in the table below with respect to

the relevant series of Notes, whether or not with respect to us or any
of our affiliates, that results in a substantial probability that we will or may be required to pay such additional amounts,

then
we may, at our

option, redeem, as a whole, but not in part, the Notes on any interest payment date on not less than 30 nor
more than 60 calendar days’

prior notice, at a redemption price equal to 100% of their principal amount, together with
interest accrued thereon to, but not including, the date

fixed for redemption. No redemption pursuant to (b) above

may be
made unless we shall have received an opinion of

independent counsel to the effect that an act taken by a taxing authority of
the United States results in a substantial probability that

we will or may be required to pay the additional amounts described herein under the heading “—Payment of Additional

Amounts” and we shall have delivered to the trustee a certificate,

signed
by a duly authorized officer,

stating that based on such opinion we are entitled to redeem the Notes pursuant to their terms.

Series
Relevant Date of Taxation

Change
2022 Notes
November 20, 2014

2.750% 2023 Notes
March 21, 2016
1.050% 2023 Notes
February 15, 2018
1.300% 2023 Notes
February 23, 2015

1.950% 2023 Notes
June 5, 2019
1.800% 2026 Notes
February 15, 2018
2.350% 2029 Notes
February 15, 2018
2.600% 2029 Notes
November 20, 2014

2035 Notes
February 23, 2015
2036 Notes
June 7, 2017

Further Issues

We may from

time to time, without notice to or the consent of the holders of any series of the Notes, create and issue
further notes ranking equally and ratably with such series

in all respects, or in all respects except for the payment

of interest
accruing

prior to the issue date or except for the first payment of interest following the issue date of those further notes. Any
further notes will have the same terms as to status, redemption or otherwise as, and will be fungible for United States federal income

tax purposes with, the Notes of the applicable series. Any further notes shall be issued pursuant to a resolution of our
board of directors, a supplement to the Indenture, or under

an officers’

certificate pursuant to the Indenture.

Governing Law
The Notes will be governed by and interpreted in accordance

with the laws of the State of New York.

Special Situations Covered by Our Indenture
Mergers and Similar Transactions
We are generally

permitted to consolidate or merge with another company.

We are also permitted

to sell
substantially all of our assets to another company.

However, we may not take any of

these actions unless all the following
conditions are met:
●

Where we merge out of existence or sell our

assets, the company we merge into or sell to may not

be
organized under the laws of a foreign country.

It must be a corporation organized under

the laws of the
United States, any State thereof, or the District of Columbia.

●

The company we merge into or sell to must agree

to be legally responsible for our debt securities.

●

The merger, sale of

assets or other transaction must not cause a default on the securities,

and we must not
already be in default, unless the merger or other

transaction would cure the default. For purposes of this no-
default test, a default would include an event of default

that has occurred and not been cured, as described
below under “— Default and Related Matters — Events of Default

— What Is an Event of Default?” A
default for this purpose would also include any event

that would be an event of default if the requirements
for giving us default notice or our default having to exist

for a specific period of time were disregarded.
Further, we may buy substantially

all of the assets of another company without complying with any of the foregoing
conditions.
Modification and Waiver

of Holders’ Contractual Rights
Under certain circumstances, we can make changes to the Indenture and the securities (including the Notes). Some
types of changes require the approval of each security

holder affected, some require approval by

a majority vote, and some
changes do not require any approval at all.

Changes Requiring Approval

of Holders.

First, there are changes that cannot be made to the securities without specific approval of holders. The following is a list of

those types of changes:
●

to reduce the percentage of holders of securities who

must consent to a waiver or amendment of the
Indenture;

●

to reduce the rate of interest on any security or change the time for payment of interest;

●

to reduce the principal due on any security or change

the fixed maturity of any security;

●

to waive a default in the payment of principal or interest

on any security;

●

to change the currency of payment on a security,

unless the security provides for payment in a currency that
ceases to exist;
●

in the case of convertible or exchangeable securities, to

make changes to conversion or exchange rights that
would be adverse to the interests of holders;

●

to change the right of holders to waive an existing default

by majority vote;

●

to reduce the amount of principal or interest payable

to holders following a default or change any
conversion or exchange rights, or impair the right of

holders to sue for payment; and

●

to make any change to this list of changes that requires

specific approval of holders.
Changes Requiring a Majority Vote.

The second type of change to the Indenture and the securities is the kind that
requires a vote in favor by security holders owning a majority of the principal amount of the particular series affected.

Most
changes fall into this category,

except as set forth in the following paragraph. The same

vote would be required for us to
obtain a waiver of an existing default. However,

we cannot obtain a waiver of a payment default unless we obtain each
holder’s individual consent to the waiver.

Changes Not Requiring Approval of

Holders.

The third type of change does not require any vote by holders of securities. This type includes, among others, clarifications of ambiguous contract terms, changes to make securities payable in U.S. dollars (if the stated denomination ceases to exist) and other changes that would not materially adversely affect
holders of the securities.

Further Details Concerning Voting.

When taking a vote, we will use the following rules to decide how much principal amount to attribute to a security:

●

For securities denominated in one or more foreign currencies or currency units, we will use the U.S. dollar
equivalent determined on the date of original issuance of these securities.

Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in
trust for the applicable holders money for their payment

or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security.

We will generally

be entitled to set any day as a record date for the purpose

of determining the holders of
outstanding securities that are entitled to vote or take

other action under the Indenture. However,

the Indenture does not
oblige us to fix any record date at all. If we set a record

date for a vote or other action to be taken by holders of a

particular
series, that vote or action may be taken only by persons

who are holders of outstanding securities of that series on

the record
date and must be taken within 90 days following the record

date.

Holders who hold in “street name” and other indirect holders,

including holders of any securities issued as
global securities, should consult their banks or brokers for information on how approval may be granted or
denied if we seek to change the Indenture or the securities or request a waiver.
Discharge of Our Obligations
We can fully

discharge ourselves from any payment or other obligations

on the securities of any series if we make a
deposit for the applicable holders with the trustee and

certain other conditions are met. The deposit must be held

in trust for
the benefit of all direct holders of the securities and

must be a combination of money and U.S. government or U.S.
government agency notes or bonds that will generate

enough cash to make interest, principal and any other payments on the
securities on their various due dates.
However, we cannot discharge

ourselves from the obligations under any convertible or

exchangeable securities,
unless we provide for it in the terms of these securities.
If we accomplish full discharge, as described

above, holders will have to rely solely on the trust deposit for repayment of the securities. Holders could not look

to us for repayment in the unlikely event of any shortfall. Conversely,

the
trust deposit would most likely be protected from

claims of our lenders and other creditors if we ever become bankrupt

or
insolvent.
We will indemnify

the trustee and holders against any tax, fee or other charge imposed on the U.S. government
obligations we deposited with the trustee or against the principal and interest received on these obligations.
Liens on Assets
The Indenture does not restrict us from pledging or otherwise encumbering any of our assets and those of our
subsidiaries.
Default and Related Matters
Ranking Compared to Other Creditors
The securities are not secured by any of our property

or assets. Accordingly,

ownership of securities means each
holder is one of our unsecured creditors. The securities are not subordinated to any of our other debt obligations and

therefore
they rank equally with all our other unsecured and unsubordinated indebtedness. However, the trustee has

a right to receive
payment for its administrative services prior to any payment to security holders after a default.
Events of Default
Holders will have special rights if an event of default occurs and is not cured, as described later in this subsection.
What Is an Event of Default?
The term “event of default” with respect to any series of

securities means any of the
following:

●

We fail to make

any interest payment on the securities of such series when it is due,

and we do not cure this
default within 90 days.

●

We fail to make

any payment of principal when it is due at the maturity

of such series of securities or upon
redemption.

●

We fail to comply

with any of our other agreements regarding a particular series of securities or with a
supplemental indenture, and after we have been notified

of the default by the trustee or holders of 25% in
principal amount of the series, we do not cure the default within

90 days.

●

We file for

bankruptcy, or other

events in bankruptcy,

insolvency or reorganization occur.

Remedies if an Event of Default Occurs
Holders and the trustee will have the following remedies

if an event of default occurs:
Acceleration.

If an event of default has occurred and has not been cured or waived,

then the trustee or the holders of
25% in principal amount of the securities of the affected

series may declare

the entire principal amount of and any accrued
interest on all the securities of that series to be due

and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount

of the securities of the affected series, if all events

of default have
been cured or waived.
Special Duties of Trustee.

If an event of default occurs, the trustee will have some special duties. In that situation,
the trustee will be obligated to use those of its rights and powers under the Indenture, and to use the same degree

of care and
skill in doing so, that a prudent person would use in

that situation in conducting his or her own affairs.
Other Remedies of Trustee.

If an event of default occurs, the trustee is authorized

to pursue any available remedy to
collect defaulted principal and interest and to enforce other provisions of the securities and the Indenture,

including bringing
a lawsuit.
Majority Holders May Direct the

Trustee to Take

Actions to Protect Their Interests
.

The trustee is not required to
take any action under the Indenture at the request of any

holders unless the holders offer the trustee reasonable

protection
from expenses and liability.

This is called an “indemnity”. If the trustee is provided with an indemnity reasonably satisfactory
to it, the holders of a majority in principal amount

of the relevant series of debt securities may direct the time, method

and
place of conducting any lawsuit or other formal legal

action seeking any remedy available to the trustee. These

majority
holders may also direct the trustee in performing any other

action under the Indenture.
Individual Actions Holders May Take

if the Trustee Fails to Act.

Before a holder bypasses the trustee and brings
such holder’s own lawsuit or other formal

legal action or take other steps to enforce such holder’s

rights or protect such
holder’s interests relating to the securities, the following must occur:
●

Such holder must give the trustee written notice that an

event of default has occurred and remains uncured.

●

The holders of 25% in principal amount of all outstanding

securities of the relevant series must make a
written request that the trustee take action because of

the default, and must offer indemnity reasonably
satisfactory to the trustee against the cost and other liabilities of taking that action.

●

The trustee must not have taken action for 60 days after

receipt of the above notice and offer of indemnity.

●

During the 60-day period, the holders of a majority in

principal amount of the securities of that series do
not give the trustee a direction inconsistent with the request.
However, a holder is entitled

at any time to bring an individual lawsuit for the payment of the money due on such
holder’s security on or after its due date.

Waiver of Default
The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the
relevant series of debt securities. If this happens, the

default will be treated as if it had not occurred. No one can waive

a
payment default on a holder’s debt security,

however, without such holder’s

individual approval.
We Will

Give the Trustee Information About Defaults

Annually
Every year we will give to the trustee a written statement of one of our officers certifying that to the

best of his or
her knowledge we are in compliance with the Indenture and

all the securities under it, or else specifying any default.
The trustee may withhold from holders notice of any

uncured default, except for payment defaults, if it determines that withholding notice is in holders’ interest.
Holders who hold in “street name” and other

indirect holders should consult their banks or brokers

for
information on how to give notice or direction

to or make a request of the trustee and how to make

or cancel a
declaration of acceleration.
Regarding the Trustee
The Bank of New York

Mellon Trust Company,

N.A. is the trustee under the Indenture. In addition, affiliates of The Bank
of New York

Mellon Trust Company,

N.A. may perform various commercial banking and investment banking services for us
and our subsidiaries from time to time in the ordinary course of business.

DESCRIPTION OF THE 0.250% GLOBAL NOTES DUE

2026, THE 0.800% GLOBAL NOTES DUE 2030

AND
THE 1.800% GLOBAL NOTES DUE 2039
The following summary of AT&T’s

above referenced

debt securities is based on and qualified by the indenture,
dated as of May 15, 2013, with The Bank of New York

Mellon Trust Company,

N.A., acting as trustee (the “Indenture”)

and
the 0.250% Global Notes due 2026

(the “0.250% 2026 Notes”), the 0.800% Global Notes due

2030 (the “2030 Notes”) and
the 1.800% Global Notes due 2039 (the “2039 Notes” and,

together with the 0.250% 2026 Notes and the 2030

Notes, the
“Notes”). For a complete description of the terms and

provisions of the Notes, please refer

to the Indenture, which is filed as
an exhibit to AT&T’s

Annual Report on Form 10-K for the year ended December

31, 2019 and to the forms of Notes, which
are filed as exhibits to the Form 8-A

filed with the Securities and Exchange Commission on September

11, 2019.

General
The 0.250% 2026 Notes:
●

were issued in an aggregate initial principal amount

of €1,000,000,000, which remains

the amount
outstanding, subject to our ability to issue additional 0.250%

2026 Notes which may be of the same series
as the 0.250% 2026 Notes as described under “— Further

Issues”;
●

mature on March 4, 2026;
●

bear interest at the rate of 0.250% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redem

ption Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2030 Notes:
●

were issued in an aggregate initial principal amount

of €1,250,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2030

Notes which may be of the same series as the
2030 Notes as described under “— Further Issues”;
●

mature on March 4, 2030;
●

bear interest at the rate of 0.800% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2039 Notes:
●

were issued in an aggregate initial principal amount

of €750,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2039

Notes which may be of the same series as the
2039 Notes as described under “— Further Issues”;
●

mature on September 14, 2039;
●

bear interest at the rate of 1.800% per annum, payable

annually in arrears;

●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The Notes are unsecured and unsubordinated obligations

and rank
pari passu with all other indebtedness issued
under our Indenture. Each series of Notes constitutes a separate series under the Indenture. The Notes are issued in fully
registered form only and in minimum denominations of

€100,000 and integral multiples of €1,000 in excess thereof.

Principal
and interest payments on the Notes are payable by us in

euro. Payments of principal, interest and additional amounts, if any,
in respect of the Notes will be made to Euroclear

System, Clearstream Banking S.A. or such nominee or common

depositary,
as the case may be, as registered holder thereof. Under

the terms of the Indenture, if the euro ceases to exist when payments
on the Notes are due under any circumstances, AT&T

may supplement the Indenture to allow for payment in U.S. dollars.
The principal and interest payable in U.S. dollars on a

Note at maturity, or upon

redemption, will be paid by wire transfer of
immediately available funds against presentation of a

Note at the office of the paying agent.
For purposes of the Notes, a business day means any day

that is not a Saturday or Sunday and that, in the City of
New York

or the City of London, is not a day on which banking institutions are generally authorized or obligated by law to
close.
Interest
The 0.250% 2026 Notes bear interest at the rate of 0.250% per annum, the 2030 Notes bear interest at the rate of
0.800% per annum and the 2039 Notes bear interest at the

rate of 1.800% per annum. We

pay interest on the 0.250% 2026
Notes and the 2030 Notes annually in arrears on each March

4, commencing on March 4, 2020, to the persons in whose
names the 0.250% 2026 Notes and the 2030 Notes are

registered at the close of business on the business day preceding the
interest payment date. We

pay interest on the 2039 Notes annually in arrears on each

September 14, commencing on
September 14, 2020, to the persons in whose names

the 2039 Notes are registered at the close of business on

the business day
preceding the interest payment date. The 0.250% 2026

Notes will mature on March 4, 2026, the 2030 Notes will mature on
March 4, 2030 and the 2039 Notes will mature on

September 14, 2039.
Interest on the Notes will be computed on the basis of

the actual number of days in the period for which interest is being calculated and the actual number of days from and

including the last date on which interest was paid on the

Notes (or
September 11, 2019, if no interest has been

paid on the Notes), to but excluding the next scheduled interest payment date.
This payment convention is referred to as ACTUAL/ACTUAL

(ICMA) as defined in the rulebook of the International
Capital Market Association.
Because the first payment of interest on the 2039 Notes is more than one year from the issue date of the 2039 Notes,
the 2039 Notes will be treated for U.S. federal income

tax purposes as issued with original issue discount (“OID”) in an
amount equal to the excess of the principal amount

and interest payments on the 2039 Notes over the issue price for the 2039
Notes. Accordingly,

United States holders of the 2039 Notes will generally be

required to accrue such OID for U.S. tax
purposes on a constant yield basis over the term of the

2039 Notes even if the holder is otherwise subject to the cash basis method of tax accounting. Such holders, however,

will generally not be required to include the stated interest payments on
the 2039 Notes in income for U.S. tax purposes.
Optional Redemption
Each series of Notes may be redeemed at any time prior

to the applicable Par Call Date (as set forth in the table
below), as a whole or in part, at our option, at any

time and from time to time on at least 30 days’, but not more than
60 days’, prior notice sent to the registered address of

each holder of the Notes of such series to be redeemed. The

redemption
price will be calculated by us and will be equal to the

greater of (1) 100% of the principal amount of the Notes of

such series
to be redeemed or (2) the sum of the present values

of the Remaining Scheduled Payments (as defined below)

discounted to
the redemption date, on an annual basis (ACTUAL/ACTUAL

(ICMA)), at a rate equal to the sum of the Treasury

Rate (as
defined below) plus a number of basis points equal

to the applicable Make-Whole Spread (as set forth in the table below).

In
the case of each of clauses (1) and (2), accrued but unpaid

interest will be payable to the redemption date. At any time on or
after the applicable Par Call Date (as set forth in the

table below), the Notes may be redeemed, as a whole or in

part, at our

option, at any time and from time to time, on at least 30

days’, but not more than 60 days’, prior notice sent to the

registered
address of each holder of the Notes of such series to be

redeemed, at a redemption price equal to 100% of the principal amount of such series of Notes to be redeemed. Accrued

interest will be payable to the redemption date.
Series Par Call Date Make-Whole Spread
0.250% 2026 Notes February 4, 2026 20 bps
2030 Notes December 4, 2029 25 bps
2039 Notes March 14, 2039 35 bps

“ Treasury Rate
” means the price, expressed as a percentage, at which

the gross redemption yield on the Notes of the
applicable series, if they were to be purchased at

such price on the third dealing day prior to the date fixed for redemption, would be equal to the gross redemption yield on such

dealing day of the applicable Reference Bond (as defined

below) on the
basis of the middle market price of the Reference Bond

prevailing at 11:00 a.m. (London time)

on such dealing day as
determined by the Company or an investment bank appointed

by the Company.
“ Reference Bond
” means, in relation to any Treasury Rate calculation,

a German government bond whose maturity
is closest to the maturity of the Notes of the applicable

series, or if the Company or an investment bank appointed

by the
Company considers that such similar bond is not

in issue, such other German government bond as the Company

or an
investment bank appointed by the Company,

with the advice of three brokers of, and/or market makers in,

German
government bonds selected by the Company or an investment

bank appointed by the Company,

determine to be appropriate
for determining such Treasury Rate.
“ Remaining Scheduled Payments
” means, with respect to each Note of a series to be redeemed,

the remaining
scheduled payments of principal and interest on such

Note that, but for the redemption, would be due after the related redemption date through the applicable Par Call Date, assuming the applicable series of Notes matured

on the Par Call Date
(not including any portion of payments of interest accrued

as of the redemption date). If that redemption date is not an interest payment date with respect to the applicable series

of Notes, the amount of the next succeeding scheduled

interest
payment on the Notes will be reduced by the amount

of interest accrued on the Notes to the redemption date.
On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for
redemption unless we default in the payment of the

redemption price and accrued interest. On or before the redemption date,
we will deposit with our paying agent or the trustee money

sufficient to pay the redemption price of and accrued

interest on
the Notes to be redeemed on that date.
In the case of any partial redemption, selection of the

Notes of a series to be redeemed will be made by the trustee by lot or pursuant to applicable depositary procedures.
Payment of Additional Amounts
We will, subject to

the exceptions and limitations set forth below,

pay as additional interest on the Notes such
additional amounts as are necessary so that the net payment

by us or our paying agent of the principal of and interest

on the
Notes to a person that is a United States Alien, after deduction for any present or future tax, assessment or governmental
charge of the United States or a political subdivision

or taxing authority thereof or therein, imposed by withholding with
respect to the payment, will not be less than the amount

that would have been payable in respect of the Notes had no
withholding or deduction been required. As used herein,

“United States Alien” means any person who, for United

States
federal income tax purposes, is a foreign corporation, a

non-resident alien individual, a non-resident alien fiduciary of a
foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal

income tax
purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.
Our obligation to pay additional amounts shall not apply:
(1) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner, or a fiduciary,

settlor, beneficiary or member of the

beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in a trade or business in the

United States, has or had a permanent
establishment in the United States, or has any other

present or former connection with the United States or
any political subdivision or taxing authority thereof

or therein;
(b) is or was a citizen or resident or is or was treated

as a resident of the United States;
(c) is or was a foreign or domestic personal holding company,

a passive foreign investment
company or a controlled foreign corporation with respect

to the United States or is or was a corporation that
has accumulated earnings to avoid United States fed

eral income tax;

(d) is or was a bank receiving interest described in

Section 881(c)(3)(A) of the Internal Revenue
Code of 1986, as amended (the “Code”); or
(e) is or was an actual or constructive owner of 10% or

more of the total combined voting power
of all classes of stock of AT&T

entitled to vote;
(2) to any holder that is not the sole beneficial owner of

the Notes, or a portion thereof, or that is a fiduciary
or partnership, but only to the extent that the beneficial owner,

a beneficiary or settlor with respect to the fiduciary,
or a member of the partnership would not have been entitled

to the payment of an additional amount had such
beneficial owner, beneficiary,

settlor or member received directly its beneficial or distributive share of the payment;
(3) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner or any other person failed to comply with certification,

identification or information reporting requirements
concerning the nationality,

residence, identity or connection with the United States of the holder or beneficial owner
of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or

by an
applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax,
assessment or other governmental charge;
(4) to any tax, assessment or governmental charge

that is imposed other than by deduction or withholding
by AT&T

or a paying agent from the payment;
(5) to any tax, assessment or governmental charge

that is imposed or withheld solely because of a change in
law, regulation,

or administrative or judicial interpretation that is announced or becomes effective after the day on
which the payment becomes due or is duly provided for,

whichever occurs later;
(6) to an estate, inheritance, gift, sales, excise, transfer,

wealth or personal property tax or any similar tax,
assessment or governmental charge;
(7) to any tax, assessment or other governmental charge

any paying agent (which term may include us)
must withhold from any payment of principal of or interest on any Note, if such payment can be made without such
withholding by any other paying agent; or
(8) in the case of any combination of the above items.
In addition, any amounts to be paid on the Notes will be

paid net of any deduction or withholding imposed or
required pursuant to Sections 1471 through 1474 of the

Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)

of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental

agreement entered into in connection with the implementation of such
Sections of the Code, and no additional amounts will be

required to be paid on account of any such deduction or withholding.
The Notes are subject in all cases to any tax, fiscal or

other law or regulation or administrative or judicial
interpretation applicable. Except as specifically provided

under this heading “— Payment of Additional Amounts” and under the heading “— Redemption Upon a Tax

Event,” we do not have to make any payment with respect to

any tax, assessment or
governmental charge imposed by any government

or a political subdivision or taxing authority.
Any reference in the terms of the Notes of each series to any amounts in respect of the Notes shall be deemed also

to
refer to any additional amounts which may be payable

under this provision.

Redemption Upon a Tax

Event
If (a) we become or will become obligated to pay additional

amounts with respect to any Notes as described herein
under the heading “— Payment of Additional Amounts”

as a result of any change in, or amendment to, the laws (or

any
regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or
therein), or any change in, or amendments to, any

official position regarding the application or

interpretation of such laws,
regulations or rulings, which change or amendment

is announced or becomes effective, on or after September

4, 2019 or (b) a
taxing authority of the United States takes an action on or after

September 4, 2019, whether or not with respect to us or

any of
our affiliates, that results in a substantial probability

that we will or may be required to pay such additional amounts,

then we
may, at our option,

redeem, as a whole, but not in part, the applicable series of

Notes on any interest payment date on not less
than 30 nor more than 60 calendar days’ prior notice, at a

redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption.

No redemption pursuant to (b) above may be made unless we
shall have received an opinion of independent counsel

to the effect that an act taken by a taxing authority

of the United States
results in a substantial probability that we will or may

be required to pay the additional amounts described herein under the
heading “— Payment of Additional Amounts” and we shall

have delivered to the trustee a certificate, signed by a duly authorized officer, stating

that based on such opinion we are entitled to redeem the Notes pursuant to their terms.
Further Issues
We may from

time to time, without notice to or the consent of the holders of any series of the Notes, create and issue
further notes ranking equally and ratably with such series

in all respects, or in all respects except for the payment

of interest
accruing prior to the issue date or except for the first payment of interest following the issue date of those further

notes. Any
further notes will have the same terms as to status, redemption or otherwise as, and will be fungible for United States federal income tax purposes with, the Notes of the applicable series. Any further notes shall be issued pursuant to a resolution of our board of directors, a supplement to the Indenture, or under

an officers’ certificate pursuant to the Indenture.
Governing Law
The Notes will be governed by and interpreted in accordance

with the laws of the State of New York.
Special Situations Covered by Our Indenture
Mergers and Similar Transactions
We are generally

permitted to consolidate or merge with another company.

We are also permitted

to sell
substantially all of our assets to another company.

However, we may not take any of

these actions unless all the following
conditions are met:
●

Where we merge out of existence or sell our

assets, the company we merge into or sell to may not

be
organized under the laws of a foreign country.

It must be a corporation organized under

the laws of the
United States, any State thereof, or the District of Columbia.

●

The company we merge into or sell to must agree

to be legally responsible for our debt securities.

●

The merger, sale of

assets or other transaction must not cause a default on the securities,

and we must not
already be in default, unless the merger or other

transaction would cure the default. For purposes of this no-
default test, a default would include an event of default

that has occurred and not been cured, as described
below under “— Default and Related Matters — Events of Default

— What Is an Event of Default?” A
default for this purpose would also include any event

that would be an event of default if the requirements
for giving us default notice or our default having to exist

for a specific period of time were disregarded.
Further, we may buy substantially

all of the assets of another company without complying with any of the foregoing
conditions.

Modification and Waiver

of Holders’ Contractual Rights
Under certain circumstances, we can make changes to the Indenture and the securities (including the Notes). Some
types of changes require the approval of each security

holder affected, some require approval by

a majority vote, and some
changes do not require any approval at all.

Changes Requiring Approval

of Holders.

First, there are changes that cannot be made to the securities without specific approval of holders. The following is a list of

those types of changes:
●

to reduce the percentage of holders of securities who

must consent to a waiver or amendment of the
Indenture;

●

to reduce the rate of interest on any security or change the time for payment of interest;

●

to reduce the principal due on any security or change

the fixed maturity of any security;

●

to waive a default in the payment of principal or interest

on any security;

●

to change the currency of payment on a security,

unless the security provides for payment in a currency that
ceases to exist;
●

in the case of convertible or exchangeable securities, to

make changes to conversion or exchange rights that
would be adverse to the interests of holders;

●

to change the right of holders to waive an existing default

by majority vote;

●

to reduce the amount of principal or interest payable

to holders following a default or change any
conversion or exchange rights, or impair the right of

holders to sue for payment; and

●

to make any change to this list of changes that requires

specific approval of holders.
Changes Requiring a Majority Vote.

The second type of change to the Indenture and the securities is the kind that
requires a vote in favor by security holders owning a majority of the principal amount of the particular series affected.

Most
changes fall into this category,

except as set forth in the following paragraph. The same

vote would be required for us to
obtain a waiver of an existing default. However,

we cannot obtain a waiver of a payment default unless we obtain each
holder’s individual consent to the waiver.

Changes Not Requiring Approval of

Holders.

The third type of change does not require any vote by holders of securities. This type includes, among others, clarifications of ambiguous contract terms, changes to make securities payable in U.S. dollars (if the stated denomination ceases to exist) and other changes that would not materially adversely affect
holders of the securities.

Further Details Concerning Voting.

When taking a vote, we will use the following rules to decide how much principal amount to attribute to a security:
●

For securities denominated in one or more foreign currencies or currency units, we will use the U.S. dollar
equivalent determined on the date of original issuance of these securities.

Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in
trust for the applicable holders money for their payment

or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security.

We will generally

be entitled to set any day as a record date for the purpose

of determining the holders of
outstanding securities that are entitled to vote or take

other action under the Indenture. However,

the Indenture does not
oblige us to fix any record date at all. If we set a record

date for a vote or other action to be taken by holders of a

particular
series, that vote or action may be taken only by persons

who are holders of outstanding securities of that series on

the record
date and must be taken within 90 days following the record

date.

Holders who hold in “street name” and other indirect holders,

including holders of any securities issued as
global securities, should consult their banks or brokers for information on how approval may be granted or
denied if we seek to change the Indenture or the securities or request a waiver.
Discharge of Our Obligations
We can fully

discharge ourselves from any payment or other obligations

on the securities of any series if we make a
deposit for the applicable holders with the trustee and

certain other conditions are met. The deposit must be held

in trust for
the benefit of all direct holders of the securities and

must be a combination of money and U.S. government or U.S.
government agency notes or bonds that will generate

enough cash to make interest, principal and any other payments on the
securities on their various due dates.
However, we cannot discharge

ourselves from the obligations under any convertible or

exchangeable securities,
unless we provide for it in the terms of these securities.
If we accomplish full discharge, as described

above, holders will have to rely solely on the trust deposit for repayment of the securities. Holders could not look

to us for repayment in the unlikely event of any shortfall. Conversely,

the
trust deposit would most likely be protected from

claims of our lenders and other creditors if we ever become bankrupt

or
insolvent.
We will indemnify

the trustee and holders against any tax, fee or other charge imposed on the U.S. government
obligations we deposited with the trustee or against the principal and interest received on these obligations.
Liens on Assets
The Indenture does not restrict us from pledging or otherwise encumbering any of our assets and those of our
subsidiaries.
Default and Related Matters
Ranking Compared to Other Creditors
The securities are not secured by any of our property

or assets. Accordingly,

ownership of securities means each
holder is one of our unsecured creditors. The securities are not subordinated to any of our other debt obligations and

therefore
they rank equally with all our other unsecured and unsubordinated indebtedness. However, the trustee has

a right to receive
payment for its administrative services prior to any payment to security holders after a default.
Events of Default
Holders will have special rights if an event of default occurs and is not cured, as described later in this subsection.
What Is an Event of Default?
The term “event of default” with respect to any series of

securities means any of the
following:
●

We fail to make

any interest payment on the securities of such series when it is due,

and we do not cure this
default within 90 days.

●

We fail to make

any payment of principal when it is due at the maturity

of such series of securities or upon
redemption.

●

We fail to comply

with any of our other agreements regarding a particular series of securities or with a
supplemental indenture, and after we have been notified

of the default by the trustee or holders of 25% in
principal amount of the series, we do not cure the default within

90 days.

●

We file for

bankruptcy, or other

events in bankruptcy,

insolvency or reorganization occur.

Remedies if an Event of Default Occurs
Holders and the trustee will have the following remedies

if an event of default occurs:
Acceleration.

If an event of default has occurred and has not been cured or waived,

then the trustee or the holders of
25% in principal amount of the securities of the affected

series may declare

the entire principal amount of and any accrued
interest on all the securities of that series to be due

and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount

of the securities of the affected series, if all events

of default have
been cured or waived.
Special Duties of Trustee.

If an event of default occurs, the trustee will have some special duties. In that situation,
the trustee will be obligated to use those of its rights and powers under the Indenture, and to use the same degree

of care and
skill in doing so, that a prudent person would use in

that situation in conducting his or her own affairs.
Other Remedies of Trustee.

If an event of default occurs, the trustee is authorized

to pursue any available remedy to
collect defaulted principal and interest and to enforce other provisions of the securities and the Indenture,

including bringing
a lawsuit.
Majority Holders May Direct the

Trustee to Take

Actions to Protect Their Interests
.

The trustee is not required to
take any action under the Indenture at the request of any

holders unless the holders offer the trustee reasonable

protection
from expenses and liability.

This is called an “indemnity”. If the trustee is provided with an indemnity reasonably satisfactory
to it, the holders of a majority in principal amount

of the relevant series of debt securities may direct the time, method

and
place of conducting any lawsuit or other formal legal

action seeking any remedy available to the trustee. These

majority
holders may also direct the trustee in performing any other

action under the Indenture.
Individual Actions Holders May Take

if the Trustee Fails to Act.

Before a holder bypasses the trustee and brings
such holder’s own lawsuit or other formal

legal action or take other steps to enforce such holder’s

rights or protect such
holder’s interests relating to the securities, the following must occur:
●

Such holder must give the trustee written notice that an

event of default has occurred and remains uncured.

●

The holders of 25% in principal amount of all outstanding

securities of the relevant series must make a
written request that the trustee take action because of

the default, and must offer indemnity reasonably
satisfactory to the trustee against the cost and other liabilities of taking that action.

●

The trustee must not have taken action for 60 days after

receipt of the above notice and offer of indemnity.

●

During the 60-day period, the holders of a majority in

principal amount of the securities of that series do
not give the trustee a direction inconsistent with the request.
However, a holder is entitled

at any time to bring an individual lawsuit for the payment of the money due on such
holder’s security on or after its due date.
Waiver of Default
The holders of a majority

in principal amount of the

relevant series of debt securities

may waive a default for

all the relevant
series of debt securities. If this

happens, the default will be treated

as if it had not

occurred. No one can waive a

payment default
on a holder’s debt security,

however, without such holder’s

individual approval.
We Will

Give the Trustee Information About Defaults

Annually
Every year

we will give

to the trustee

a written statement

of one

of our

officers certifying

that to

the best of

his or her
knowledge we are in compliance with the Indenture

and all the securities under it, or else specifying any default.
The trustee

may withhold from

holders notice of

any uncured default,

except for payment

defaults, if it

determines that
withholding notice is in holders’ interest.

Holders who hold in “street name” and other

indirect holders should consult their banks or brokers

for
information on how to give notice or direction

to or make a request of the trustee and how to

make or cancel
a declaration of acceleration.
Regarding the Trustee

The Bank of New York

Mellon Trust Company,

N.A. is the trustee under the Indenture. In addition, affiliates of The
Bank of New York

Mellon Trust Company,

N.A. may perform various commercial banking and investment

banking services
for us and our subsidiaries from time to time in the

ordinary course of business.

DESCRIPTION OF THE 4.250% GLOBAL NOTES DUE

2050
The following summary of AT&T’s

above referenced

debt securities is based on and qualified by the indenture,
dated as of May 15, 2013, with The Bank of New York

Mellon Trust Company,

N.A., acting as trustee (the “Indenture”)

and
the 4.250% Global Notes due 2050 (the “Notes”). For

a complete description of the terms and provisions

of the Notes,
please refer to the Indenture,

which is filed as an exhibit to AT&T’s

Annual Report on Form 10-K for the year ended
December 31, 2019 and to the forms of Notes, which are

filed as exhibits to the Form 8-A filed with the Securities and
Exchange Commission on December 12, 2019.
General
The Notes:
●

were issued in an aggregate initial principal amount

of $1,265,000,000, which remains the amount
outstanding, subject to our ability to issue additional Notes which may be of the same series as the Notes as
described under “— Further Issues”;
●

mature on March 1, 2050;
●

bear interest at the rate of 4.250% per annum, payable

semiannually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.
The Notes are unsecured and unsubordinated obligations

and rank pari passu with all other indebtedness issued
under our Indenture. The Notes constitute a single series under the Indenture. The Notes are issued in fully registered form only and in minimum denominations of $100,000 and

integral multiples of $1,000 thereafter.

Principal and interest payments
on the Notes registered in the name of the depositary

or its nominee will be made to the depositary or its nominee,

as the case
may be, as the registered owner.

For purposes of the Notes, a business day means a business day in The City of New York

and Taipei,

Taiwan.
Interest
The Notes bear interest at the rate of 4.250% per annum.

We will pay interest

on our Notes in arrears on each March
1 and September 1 commencing on March 1, 2020

to the persons in whose names the Notes are registered at the close of
business on the fifteenth day preceding the respective

interest payment date. The Notes will mature on March 1, 2050.

Optional Redemption

We have the

option to redeem all, but not less than all, of the Notes then outstanding on each March 1 on or after
March 1, 2025. In addition, on the first redemption date

on which we opt to redeem Notes, we also have the option

to instead
only redeem 50% of the aggregate principal amount of

the Notes then outstanding. If we opt to redeem 50% of the

aggregate
principal amount of the Notes then outstanding on a redemption date, any remaining Notes can be redeemed at our option on
a future redemption date in whole but not in part.

Any redemption described in this paragraph must be on

not less than 10 nor
more than 40 days’ notice and will be at a redemption

price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding,

the date of redemption.

On and after the redemption date, interest will cease to accrue on the Notes or the portion of the Notes called for
redemption, unless we default in the payment of the

redemption price and accrued interest. On or before the redemption date,
we will deposit with our paying agent or the trustee money

sufficient to pay the redemption price of and accrued

interest on
the Notes to be redeemed on that date. If less than all of

the Notes are to be redeemed, the Notes to be redeemed shall be
selected pro rata or in accordance with applicable

depositary procedures.

Payment of Additional Amounts
We will, subject to

the exceptions and limitations set forth below,

pay as additional interest on the Notes such
additional amounts as are necessary so that the net payment

by us or our paying agent of the principal of and interest

on the
Notes to a person that is a United States Alien, after deduction for any present or future tax, assessment or governmental
charge of the United States or a political subdivision

or taxing authority thereof or therein, imposed by withholding with
respect to the payment, will not be less than the amount

that would have been payable in respect of the Notes had no
withholding or deduction been required.

As used herein, “United States Alien” means any person who, for

United States
federal income tax purposes, is a foreign corporation, a

non-resident alien individual, a non-resident alien fiduciary of a
foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal

income tax
purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.
Our obligation to pay additional amounts shall not apply:
(1) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner, or a fiduciary,

settlor, beneficiary or member of the

beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:
(a) is or was present or engaged in a trade or business in the

United States, has or had a permanent
establishment in the United States, or has any other

present or former connection with the United States or
any political subdivision or taxing authority thereof

or therein;
(b) is or was a citizen or resident or is or was treated

as a resident of the United States;
(c) is or was a foreign or domestic personal holding company,

a passive foreign investment
company or a controlled foreign corporation with respect

to the United States or is or was a corporation that
has accumulated earnings to avoid United States federal

income tax;

(d) is or was a bank receiving interest described in

Section 881(c)(3)(A) of the Internal Revenue
Code of 1986, as amended (the “Code”); or
(e) is or was an actual or constructive owner of 10% or

more of the total combined voting power
of all classes of stock of AT&T

entitled to vote;
(2) to any holder that is not the sole beneficial owner of

the Notes, or a portion thereof, or that is a fiduciary
or partnership, but only to the extent that the beneficial owner,

a beneficiary or settlor with respect to the fiduciary,
or a member of the partnership would not have been entitled

to the payment of an additional amount had such
beneficial owner, beneficiary,

settlor or member received directly its beneficial or distributive share of the payment;
(3) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner or any other person failed to comply with certification,

identification or information reporting requirements
concerning the nationality,

residence, identity or connection with the United States of the holder or beneficial owner
of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or

by an
applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax,
assessment or other governmental charge;
(4) to any tax, assessment or governmental charge

that is imposed other than by deduction or withholding
by AT&T

or a paying agent from the payment;
(5) to any tax, assessment or governmental charge

that is imposed or withheld solely because of a change in
law, regulation,

or administrative or judicial interpretation that is announced or becomes effective after the day on
which the payment becomes due or is duly provided for,

whichever occurs later;
(6) to an estate, inheritance, gift, sales, excise, transfer,

wealth or personal

property tax or any similar tax,
assessment or governmental charge;

(7) to any tax, assessment or other governmental charge

any paying agent (which term may include us)
must withhold from any payment of principal of or interest on any Note, if such payment can be made without such
withholding by any other paying agent; or
(8) in the case of any combination of the above items.
In addition, any amounts to be paid on the Notes will be

paid net of any deduction or withholding imposed or
required pursuant to Sections 1471 through 1474 of the

Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)

of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental

agreement entered into in connection with the implementation of such
Sections of the Code, and no additional amounts will be

required to be paid on account of any such deduction or withholding.
The Notes are subject in all cases to any tax, fiscal or

other law or regulation or administrative or judicial
interpretation applicable.

Except as specifically provided under this heading “—Payment of Additional

Amounts” and under
the heading “—Redemption Upon a Tax

Event,” we do not have to make any payment with respect to any tax, assessment or
governmental charge imposed by any government

or a political subdivision or taxing authority.
Any reference in the terms of the Notes to any amounts in

respect of the Notes shall be deemed also to refer to any
additional amounts which may be payable under

this provision.
Redemption Upon a Tax

Event
If (a) we become or will become obligated to pay additional

amounts with respect to the Notes as described herein
under the heading “—Payment of Additional Amounts”

as a result of any change in, or amendment to, the laws (or

any
regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or
therein), or any change in, or amendments to, any

official position regarding the application or

interpretation of such laws,
regulations or rulings, which change or amendment

is announced or becomes effective, on or after December

3, 2019 or (b) a
taxing authority of the United States takes an action on or after

December 3, 2019, whether or not with respect to us or any

of
our affiliates, that results in a substantial probability

that we will or may be required to pay such additional amounts,

then we
may, at our option,

redeem, as a whole, but not in part, the Notes on any interest payment date on not less than 10 nor more
than 40 calendar days’ prior notice, at a redemption price

equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption.

No redemption pursuant to (b) above may be made unless we shall have received an opinion of independent counsel to the effect

that an act taken by a taxing authority of the United States results in a substantial probability that we will or may be required to pay the additional amounts described herein under the

heading
“—Payment of Additional Amounts” and we shall have

delivered to the trustee a certificate, signed by a duly authorized officer, stating that

based on such opinion we are entitled to redeem the

Notes pursuant to their terms.
Further Issues
We may from

time to time, without notice to or the consent of the holders of the

Notes, create and issue further
notes ranking equally and ratably with such Notes in all

respects, or in all respects except for the payment of interest accruing
prior to the issue date or except for the first payment

of interest following the issue date of those further notes.

Any further
notes will have the same terms as to status, redemption

or otherwise, and, to the extent permitted by applicable authorities in the Republic

of China and subject to the receipt of all necessary regulatory and listing approvals from such authorities,
including but not limited to the Taipei

Exchange and the Taiwan

Securities Association, will be fungible for United States
federal income tax purposes with, the Notes.

Any further notes shall be issued pursuant to a resolution

of our board of
directors, a supplement to the Indenture, or under an officers’

certificate pursuant to the Indenture.
Notices
Notices to holders of the Notes will be given only to the

depositary, in accordance

with its applicable policies as in
effect from time to time.
Prescription Period
Any money that we deposit with the trustee or any

paying agent for the payment of principal or any interest on

a
Note that remains unclaimed for two years after the

date upon which the principal and interest are due and payable will be

repaid to us upon our request unless otherwise required

by mandatory provisions of any applicable unclaimed

property law.

After that time, unless otherwise required by mandatory

provisions of any unclaimed property law,

the holder of the Note
will be able to seek any payment to which that

holder may be entitled to collect only from us.
Governing Law
The Notes are governed by and interpreted in accordance

with the laws of the State of New York.
Special Situations Covered by Our Indenture
Mergers and Similar Transactions
We are generally

permitted to consolidate or merge with another company.

We are also permitted

to sell
substantially all of our assets to another company.

However, we may not take any of

these actions unless all the following
conditions are met:
●

Where we merge out of existence or sell our

assets, the company we merge into or sell to may not

be organized
under the laws of a foreign country.

It must be a corporation organized under the laws of

the United States, any State
thereof, or the District of Columbia.

●

The company we merge into or sell to must agree

to be legally responsible for our debt securities.

●

The merger, sale of

assets or other transaction must not cause a default on the securities,

and we must not already be
in default, unless the merger or other transaction

would cure the default. For purposes of this no-default

test, a
default would include an event of default that has occurred

and not been cured, as described below under “—
Default and Related Matters — Events of Default —

What Is an Event of Default?” A default for this purpose would also include any event that would be an event of default if

the requirements for giving us default notice or our
default having to exist for a specific period of time

were disregarded.
Further, we may buy substantially

all of the assets of another company without complying with any of the foregoing
conditions.
Modification and Waiver

of Holders’ Contractual Rights
Under certain circumstances, we can make changes to the Indenture and the securities (including the Notes). Some
types of changes require the approval of each security

holder affected, some require approval by

a majority vote, and some
changes do not require any approval at all.

Changes Requiring Approval

of Holders.

First, there are changes that cannot be made to the securities without specific approval of holders. The following is a list of

those types of changes:
●

to reduce the percentage of holders of securities who

must consent to a waiver or amendment of the
Indenture;

●

to reduce the rate of interest on any security or change the time for payment of interest;

●

to reduce the principal due on any security or change

the fixed maturity of any security;

●

to waive a default in the payment of principal or interest

on any security;

●

to change the currency of payment on a security,

unless the security provides for payment in a currency that
ceases to exist;
●

in the case of convertible or exchangeable securities, to

make changes to conversion or exchange rights that
would be adverse to the interests of holders;

●

to change the right of holders to waive an existing default

by majority vote;

●

to reduce the amount of principal or interest payable

to holders following a default or change any
conversion or exchange rights, or impair the right of

holders to sue for payment; and

●

to make any change to this list of changes that requires

specific approval of holders.
Changes Requiring a Majority Vote.

The second type of change to the Indenture and the securities is the kind that
requires a vote in favor by security holders owning a majority of the principal amount of the particular series affected.

Most
changes fall into this category,

except as set forth in the following paragraph. The same

vote would be required for us to
obtain a waiver of an existing default. However,

we cannot obtain a waiver of a payment default unless we obtain each
holder’s individual consent to the waiver.

Changes Not Requiring Approval of

Holders.

The third type of change does not require any vote by holders of securities. This type includes, among others, clarifications of ambiguous contract terms, changes to make securities payable in U.S. dollars (if the stated denomination ceases to exist) and other changes that would not materially adversely affect
holders of the securities.

Further Details Concerning Voting.

When taking a vote, we will use the following rules to decide how much principal amount to attribute to a security:
●

For securities denominated in one or more foreign currencies or currency units, we will use the U.S. dollar
equivalent determined on the date of original issuance of these securities.

Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in
trust for the applicable holders money for their payment

or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security.

We will generally

be entitled to set any day as a record date for the purpose

of determining the holders of
outstanding securities that are entitled to vote or take

other action under the Indenture. However,

the Indenture does not
oblige us to fix any record date at all. If we set a record

date for a vote or other action to be taken by holders of a

particular
series, that vote or action may be taken only by persons

who are holders of outstanding securities of that series on

the record
date and must be taken within 90 days following the record

date.

Holders who hold in “street name” and other indirect holders,

including holders of any securities issued as
global securities, should consult their banks or brokers for information on how approval may be granted or
denied if we seek to change the Indenture or the securities or request a waiver.
Discharge of Our Obligations
We can fully

discharge ourselves from any payment or other obligations

on the securities of any series if we make a
deposit for the applicable holders with the trustee and

certain other conditions are met. The deposit must be held

in trust for
the benefit of all direct holders of the securities and

must be a combination of money and U.S. government or U.S.
government agency notes or bonds that will generate

enough cash to make interest, principal and any other payments on the
securities on their various due dates.
However, we cannot discharge

ourselves from the obligations under any convertible or

exchangeable securities,
unless we provide for it in the terms of these securities.
If we accomplish full discharge, as described

above, holders will have to rely solely on the trust deposit for repayment of the securities. Holders could not look

to us for repayment in the unlikely event of any shortfall. Conversely,

the
trust deposit would most likely be protected from

claims of our lenders and other creditors if we ever become bankrupt

or
insolvent.
We will indemnify

the trustee and holders against any tax, fee or other charge imposed on the U.S. government
obligations we deposited with the trustee or against the principal and interest received on these obligations.

Liens on Assets
The Indenture does not restrict us from pledging or otherwise encumbering any of our assets and those of our
subsidiaries.
Default and Related Matters
Ranking Compared to Other Creditors
The securities are not secured by any of our property

or assets. Accordingly,

ownership of securities means each
holder is one of our unsecured creditors. The securities are not subordinated to any of our other debt obligations and

therefore
they rank equally with all our other unsecured and unsubordinated indebtedness. However, the trustee has

a right to receive
payment for its administrative services prior

to any payment to security holders after a default.
Events of Default
Holders will have special rights if an event of default occurs and is not cured, as described later in this subsection.
What Is an Event of Default?
The term “event of default” with respect to any series of

securities means any of the
following:
●

We fail to make

any interest payment on the securities of such series when it is due,

and we do not cure this
default within 90 days.

●

We fail to make

any payment of principal when it is due at the maturity

of such series of securities or upon
redemption.

●

We fail to comply

with any of our other agreements regarding a particular series of securities or with a
supplemental indenture, and after we have been notified

of the default by the trustee or holders of 25% in
principal amount of the series, we do not cure the default within

90 days.

●

We file for

bankruptcy, or other

events in bankruptcy,

insolvency or reorganization occur.

Remedies if an Event of Default Occurs
Holders and the trustee will have the following remedies

if an event of default occurs:
Acceleration.

If an event of default has occurred and has not been cured or waived,

then the trustee or the holders of
25% in principal amount of the securities of the affected

series may declare the entire principal amount of and any accrued interest on all the securities of that series to be due

and immediately payable. An acceleration of maturity may be canc elled
by the holders of at least a majority in principal amount

of the securities of the affected series, if all events

of default have
been cured or waived.
Special Duties of Trustee.

If an event of default occurs, the trustee will have some special duties. In that situation,
the trustee will be obligated to use those of its rights and powers under the Indenture, and to use the same degree

of care and
skill in doing so, that a prudent person would use in

that situation in conducting his or her own affairs.
Other Remedies of Trustee.

If an event of default occurs, the trustee is authorized

to pursue any available remedy to
collect defaulted principal and interest and to enforce other provisions of the securities and the Indenture, including bringing a lawsuit.
Majority Holders May Direct the

Trustee to Take

Actions to Protect Their Interests
.

The trustee is not required to
take any action under the Indenture at the request of any

holders unless the holders offer the trustee reasonable

protection
from expenses and liability.

This is called an “indemnity”. If the trustee is provided with an indemnity reasonably satisfactory
to it, the holders of a majority in principal amount

of the relevant series of debt securities may direct the time, method

and
place of conducting any lawsuit or other formal legal

action seeking any remedy available to the trustee. These

majority
holders may also direct the trustee in performing any other

action under the Indenture.

Individual Actions Holders May Take

if the Trustee Fails to Act.

Before a holder bypasses the trustee and brings
such holder’s own lawsuit or other formal

legal action or take other steps to enforce such holder’s

rights or protect such
holder’s interests relating to the securities, the following must occur:
●

Such holder must give the trustee written notice that an

event of default has occurred and remains uncured.

●

The holders of 25% in principal amount of all outstanding

securities of the relevant series must make a
written request that the trustee take action because of

the default, and must offer indemnity reasonably
satisfactory to the trustee against the cost and other liabilities of taking that action.

●

The trustee must not have taken action for 60 days after

receipt of the above notice and offer of indemnity.

●

During the 60-day period, the holders of a majority in

principal amount of the securities of that series do
not give the trustee a direction inconsistent with the request.
However, a holder is entitled

at any time to bring an individual lawsuit for the payment of the money due on such
holder’s security on or after its due date.
Waiver of Default
The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the
relevant series of debt securities. If this happens, the

default will be treated as if it had not occurred. No one can waive

a
payment default on a holder’s debt security,

however, without such holder’s

individual approval.
We Will

Give the Trustee Information About Defaults

Annually
Every year we will give to the trustee a written statement of one of our officers certifying that to the

best of his or
her knowledge we are in compliance with the Indenture and

all the securities under it, or else specifying any default.
The trustee may withhold from holders notice of any

uncured default, except for payment defaults, if it determines that withholding notice is in holders’ interest.
Holders who hold in “street name” and other

indirect holders should consult their banks or brokers

for
information on how to give notice or direction

to or make a request of the trustee and how to

make or cancel
a declaration of acceleration.
Regarding the Trustee
The Bank of New York

Mellon Trust Company,

N.A. is the trustee under the Indenture. In addition, affiliates of The
Bank of New York

Mellon Trust Company,

N.A. may perform various commercial banking and investment

banking services
for us and our subsidiaries from time to time in the

ordinary course of business.

DESCRIPTION OF THE 5.350% GLOBAL NOTES DUE

2066 AND THE 5.625% GLOBAL NOTES DUE 2067
The following summary of AT&T’s

above referenced

debt securities is based on and qualified by the indenture,
dated as of May 15, 2013, with The Bank of New York

Mellon Trust Company,

N.A., acting as trustee (the “Indenture”)

and
the 5.350% Global Notes due 2066 (the “2066 Notes”)

and 5.625% Global Notes due 2067 (the “2067 Notes” and, together with the 2066 Notes, the “Notes”). For a complete description of the terms and provisions of the Notes,

please refer to the
Indenture, which is filed as an exhibit

to AT&T’s

Annual Report on Form 10-K for the year ended December

31 2019 and to
the forms of Notes, which are filed as exhibits

to the Form 8-As filed with the Securities and Exchange

Commission on
October 27, 2017 and August 1, 2018.

General

The 2066 Notes:
●

were issued in an aggregate initial principal amount

of $1,322,500,000, which remains the amount
outstanding, subject to our ability to issue additional 2066

Notes which may be of the same series as the
2066 Notes as described under “— Further Issues”;
●

mature on November 1, 2066;
●

bear interest at the rate of 5.350% per annum, payable

quarterly in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.
The 2067 Notes:
●

were issued in an aggregate initial principal amount

of $825,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2067

Notes which may be of the same series as the
2067 Notes as described under “— Further Issues”;
●

mature on August 1, 2067;
●

bear interest at the rate of 5.625% per annum, payable

quarterly

in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.
The Notes are unsecured and unsubordinated obligations

and rank pari passu with all other indebtedness issued
under our Indenture. Each series of Notes constitutes a separate series under the Indenture. The Notes are issued in fully
registered form only and in minimum denominations of

$25 and integral multiples of $25 thereafter.

Principal and interest
payments on the Notes registered in the name of the depositary or its nominee will be made to the depositary or its nominee, as the case may be, as the registered owner of the global

notes.
For purposes of the Notes, a business day means a business day in the City of New York.

Interest
The 2066 Notes bear interest at the rate of 5.350% per

annum and the 2067 Notes bear interest at the rate of 5.625%
per annum. We

pay interest on our Notes in arrears on each February 1, May

1, August 1 and November 1, commencing on
February 1, 2018 with respect to the 2066 Notes and commencing on November 1, 2018 with respect to the 2067 Notes, to
the persons in whose names the Notes are registered at

the close of business on the fifteenth day preceding the respective interest payment date. The 2066 Notes will mature on November

1, 2066 and the 2067 Notes will mature on August 1, 2067.

Optional Redemption

We may,

at our option, redeem the 2066 Notes, in whole or in

part, at any time and from time to time on or after
November 1, 2022, and redeem the 2067 Notes, in

whole or in part, at any time and from time to time on or after

August 1,
2023, in each case, on at least 30 days’, but not more than

60 days’, prior notice mailed (or otherwise transmitted in
accordance with The Depository Trust

Company (“DTC”) procedures) to the registered address of each holder of the Notes to
be redeemed. The redemption price will be equal

to 100% of the principal amount of the Notes to be redeemed plus accrued but unpaid interest to, but excluding, the redemption

date.

On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for
redemption, unless we default in the payment of the

redemption price and accrued interest. On or before the redemption date,
we will deposit with our paying agent or the trustee money

sufficient to pay the redemption price of and accrued

interest on
the Notes to be redeemed on that date. In the case of

any partial redemption, selection of the Notes of a series to be redeemed
will be made in accordance with applicable procedures

of DTC.

Payment of Additional Amounts

We will, subject to

the exceptions and limitations set forth below,

pay as additional interest on the Notes such
additional amounts as are necessary so that the net payment

by us or our paying agent of the principal of and interest

on the
Notes to a person that is a United States Alien, after deduction for any present or future tax, assessment or governmental
charge of the United States or a political subdivision

or taxing authority thereof or therein, imposed by withholding with
respect to the payment, will not be less than the amount

that would have been payable in respect of the Notes had no
withholding or deduction been required. As used herein,

“United States Alien” means any person who, for United

States
federal income tax purposes, is a foreign corporation, a

non-resident alien individual, a non-resident alien fiduciary of a
foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal

income tax
purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

Our obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner, or a fiduciary,

settlor, beneficiary or member of the

beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in a trade or business in the

United States, has or had a permanent
establishment in the United States, or has any other

present or former connection with the United States or
any political subdivision or taxing authority thereof

or therein;

(b) is or was a citizen or resident or is or was treated

as a resident of the United States;

(c) is or was a foreign or domestic personal holding company,

a passive foreign investment
company or a controlled foreign corporation with respect

to the United States or is or was a corporation that
has accumulated earnings to avoid United States federal

income tax;

(d) is or was a bank receiving interest described in

Section 881(c)(3)(A) of the Internal Revenue
Code of 1986, as amended (the “Code”); or

(e) is or was an actual or constructive owner of 10% or

more of the total combined voting power
of all classes of stock of AT&T

entitled to vote;

(2) to any holder that is not the sole beneficial owner of

the Notes, or a portion thereof, or that is a fiduciary
or partnership, but only to the extent that the beneficial owner,

a beneficiary or settlor with respect to the fiduciary,
or a member of the partnership would not have been entitled

to the payment of an additional amount had such
beneficial owner, beneficiary,

settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner or any other person failed to comply with certification,

identification or information reporting requirements
concerning the nationality,

residence, identity or connection with the United States of the holder or beneficial owner
of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or

by an
applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax,
assessment or other governmental charge;

(4) to any tax, assessment or governmental charge

that is imposed other than by deduction or withholding
by AT&T

or a paying agent from the payment;

(5) to any tax, assessment or governmental charge

that is imposed or withheld solely because of a change in
law, regulation,

or administrative or judicial interpretation that is announced or becomes effective after the day on
which the payment becomes due or is duly provided for,

whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer,

wealth or personal property tax or any similar tax,
assessment or governmental charge;

(7) to any tax, assessment or other governmental charge

any paying agent (which term may include us)
must withhold from any payment of principal of or interest on any Note, if such payment can be made without such
withholding by any other paying agent; or

(8) in the case of any combination of the above items.

In addition, any amounts to be paid on the Notes will be

paid net of any deduction or withholding imposed or
required pursuant to Sections 1471 through 1474 of the

Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)

of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental

agreement entered into in connection with the implementation of such
Sections of the Code, and no additional amounts will be

required to be paid on account of any such deduction or withholding.

The Notes are subject in all cases to any tax, fiscal or

other law or regulation or administrative or judicial
interpretation applicable. Except as specifically provided

under this heading “— Payment of Additional Amounts” and under the heading “— Redemption Upon a Tax

Event,” we do not have to make any payment with respect to

any tax, assessment or
governmental charge imposed by any government

or a political subdivision or taxing authority.

Any reference in the terms of the Notes of each series to any amounts in respect of the Notes shall be deemed also

to
refer to any additional amounts which may be payable

under this provision.

Redemption Upon a Tax

Event

If (a) we become or will become obligated to pay additional

amounts with respect to any Notes as described herein
under the heading “— Payment of Additional Amounts”

as a result of any change in, or amendment to, the laws (or

any
regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or
therein), or any change in, or amendments to, any

official position regarding the application or

interpretation of such laws,
regulations or rulings, which change or amendment

is announced or becomes effective, on or after October

25, 2017 with
respect to the 2066 Notes or on or after July 25, 2018

with respect to the 2067 Notes or (b) a taxing authority of the United
States takes an action on or after October 25, 2017 with respect to the 2066 Notes or on or after July 25, 2018 with

respect to
the 2067 Notes, whether or not with respect to us or

any of our affiliates, that results in a substantial probability that we will
or may be required to pay such additional amounts, then

we may, at our option,

redeem, as a whole, but not in part, the
applicable series of Notes on any interest payment

date on not less than 30 nor more than 60 calendar days’

prior notice, at a
redemption price equal to 100% of their principal amount,

together with interest accrued thereon to the date fixed for redemption. No redemption pursuant to (b) above

may be made unless we shall have received an opinion of independent counsel to the effect that an act taken by a taxing

authority of the United States results in a substantial probability that we will
or may be required to pay the additional amounts described

herein under the heading “— Payment of Additional Amounts”

and we shall have delivered to the trustee a certificate, signed by a duly authorized officer,

stating that based on such opinion
we are entitled to redeem the Notes pursuant to their

terms.

Further Issues

We may from

time to time, without notice to or the consent of the holders of any series of the Notes, create and issue
further notes ranking equally and ratably with such series

in all respects, or in all respects except for the payment

of interest
accruing prior to the issue date or except for the first payment of interest following the issue date of those further

notes. Any
further notes will have the same terms as to status, redemption or otherwise as, and will be fungible for United States federal income tax purposes with, the Notes of the applicable series. Any further notes shall be issued pursuant to a resolution of our board of directors, a supplement to the Indenture, or under

an officers’

certificate pursuant to the Indenture.

Notices

Notices to holders of the Notes will be given only to the

depositary, in accordance

with its applicable policies as in
effect from time to time.

Prescription Period

Any money that we deposit with the trustee or any

paying agent for the payment of principal or any interest on any
global note of any series that remains unclaimed for

two years after the date upon which the principal and interest are due and
payable will be repaid to us upon our request unless otherwise required by mandatory provisions of any applicable

unclaimed
property law. After

that time, unless otherwise required by mandatory provisions of any unclaimed property law, the

holder
of the global note will be able to seek any payment

to which that holder may be entitled to collect only from us.

Governing Law

The Notes will be governed by and interpreted in accordance

with the laws of the State of New York.

Special Situations Covered by Our Indenture
Mergers and Similar Transactions
We are generally

permitted to consolidate or merge with another company.

We are also permitted

to sell
substantially all of our assets to another company.

However, we may not take any of

these actions unless all the following
conditions are met:
●

Where we merge out of existence or sell our

assets, the company we merge into or sell to may not

be
organized under the laws of a foreign country.

It must be a corporation organized under

the laws of the
United States, any State thereof, or the District of Columbia.

●

The company we merge into or sell to must agree

to be legally responsible for our debt securities.

●

The merger, sale of

assets or other transaction must not cause a default on the securities,

and we must not
already be in default, unless the merger or other

transaction would cure the default. For purposes of this no-
default test, a default would include an event of default

that has occurred and not been cured, as described
below under “— Default and Related Matters — Events of Default

— What Is an Event of Default?” A
default for this purpose would also include any event

that would be an event of default if the requirements
for giving us default notice or our default having to exist

for a specific period of time were disregarded.
Further, we may buy substantially

all of the assets of another company without complying with any of the foregoing
conditions.

Modification and Waiver

of Holders’ Contractual Rights
Under certain circumstances, we can make changes to the Indenture and the securities (including the Notes). Some
types of changes require the approval of each security

holder affected, some require approval by

a majority vote, and some
changes do not require any approval at all.

Changes Requiring Approval

of Holders.

First, there are changes that cannot be made to the securi

ties without
specific approval of holders. The following is a list of

those types of changes:
●

to reduce the percentage of holders of securities who

must consent to a waiver or amendment of the
Indenture;

●

to reduce the rate of interest on any security or change the time for payment of interest;

●

to reduce the principal due on any security or change

the fixed maturity of any security;

●

to waive a default in the payment of principal or interest

on any security;

●

to change the currency of payment on a security,

unless the security provides for payment in a currency that
ceases to exist;
●

in the case of convertible or exchangeable securities, to

make changes to conversion or exchange rights that
would be adverse to the interests of holders;

●

to change the right of holders to waive an existing default

by majority vote;

●

to reduce the amount of principal or interest payable

to holders following a default or change any
conversion or exchange rights, or impair the right of

holders to sue for payment; and

●

to make any change to this list of changes that requires

specific approval of holders.
Changes Requiring a Majority Vote.

The second type of change to the Indenture and the securities is the kind that
requires a vote in favor by security holders owning a majority of the principal amount of the particular series affected.

Most
changes fall into this category,

except as set forth in the following paragraph. The same

vote would be required for us to
obtain a waiver of an existing default. However,

we cannot obtain a waiver of a payment default unless we obtain each
holder’s individual consent to the waiver.

Changes Not Requiring Approval of

Holders.

The third type of change does not require any vote by holders of securities. This type includes, among others, clarifications of ambiguous contract terms, changes to make securities payable in U.S. dollars (if the stated denomination ceases to exist) and other changes that would not materially adversely affect
holders of the securities.

Further Details Concerning Voting.

When taking a vote, we will use the following rules to decide how much principal amount to attribute to a security:
●

For securities denominated in one or more foreign currencies or currency units, we will use the U.S. dollar
equivalent determined on the date of original issuance of these securities.

Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in
trust for the applicable holders money for their payment

or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security.

We will generally

be entitled to set any day as a record date for the purpose

of determining the holders of
outstanding securities that are entitled to vote or take

other action under the Indenture. However,

the Indenture does not
oblige us to fix any record date at all. If we set a record

date for a vote or other action to be taken by holders of a

particular
series, that vote or action may be taken only by persons

who are holders of outstanding securities of that series on

the record
date and must be taken within 90 days following the record

date.

Holders who hold in “street name” and other indirect holders,

including holders of any securities issued as
global securities, should consult their banks or brokers for information on how approval may be granted or
denied if we seek to change the Indenture or the securities or request a waiver.
Discharge of Our Obligations
We can fully

discharge ourselves from any payment or other obligations

on the securities of any series if we make a
deposit for the applicable holders with the trustee and

certain other conditions are met. The deposit must be held

in trust for
the benefit of all direct holders of the securities and

must be a combination of money and U.S. government or U.S.
government agency notes or bonds that will generate

enough cash to make interest, principal and any other payments on the
securities on their various due dates.
However, we cannot discharge

ourselves from the obligations under any convertible or

exchangeable securities,
unless we provide for it in the terms of these securities.
If we accomplish full discharge, as described

above, holders will have to rely solely on the trust deposit for repayment of the securities. Holders could not look

to us for repayment in the unlikely event of any shortfall. Conversely,

the
trust deposit would most likely be protected from

claims of our lenders and other creditors if we ever become bankrupt

or
insolvent.
We will indemnify

the trustee and holders against

any tax, fee or other charge imposed on the U.S.

government
obligations we deposited with the trustee or against the principal and interest received on these obligations.
Liens on Assets
The Indenture does not restrict us from pledging or otherwise encumbering any of our assets and those of our
subsidiaries.
Default and Related Matters
Ranking Compared to Other Creditors
The securities are not secured by any of our property

or assets. Accordingly,

ownership of securities means each
holder is one of our unsecured creditors. The securities are not subordinated to any of our other debt obligations and

therefore
they rank equally with all our other unsecured and unsubordinated indebtedness. However, the trustee has

a right to receive
payment for its administrative services prior to any payment to security holders after a default.
Events of Default
Holders will have special rights if an event of default occurs and is not cured, as described later in this subsection.
What Is an Event of Default?
The term “event of default” with respect to any series of

securities means any of the
following:
●

We fail to make

any interest payment on the securities of such series when it is due,

and we do not cure this
default within 90 days.

●

We fail to make

any payment of principal when it is due at the maturity

of such series of securities or upon
redemption.

●

We fail to comply

with any of our other agreements regarding a particular series of securities or with a
supplemental indenture, and after we have been notified

of the default by the trustee or holders of 25% in
principal amount of the series, we do not cure the default within

90 days.
●

We file for

bankruptcy, or other events

in bankruptcy, insolvency

or reorganization occur.

Remedies if an Event of Default Occurs
Holders and the trustee will have the following remedies

if an event of default occurs:
Acceleration.

If an event of default has occurred and has not been cured or waived,

then the trustee or the holders of
25% in principal amount of the securities of the affected

series may declare the entire principal amount of and any accrued interest on all the securities of that series to be due

and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount

of the securities of the affected series, if all events

of default have
been cured or waived.
Special Duties of Trustee.

If an event of default occurs, the trustee will have some special duties. In that situation,
the trustee will be obligated to use those of its rights and powers under the Indenture, and to use the same degree

of care and
skill in doing so, that a prudent person would use in

that situation in conducting his or her own affairs.
Other Remedies of Trustee.

If an event of default occurs, the trustee is authorized

to pursue any available remedy to
collect defaulted principal and interest and to enforce other provisions of the securities and the Indenture, including bringing a lawsuit.
Majority Holders May Direct the

Trustee to Take

Actions to Protect Their Interests
.

The trustee is not required to
take any action under the Indenture at the request of any

holders unless the holders offer the trustee reasonable

protection
from expenses and liability.

This is called an “indemnity”. If the trustee is provided with an indemnity reasonably satisfactory
to it, the holders of a majority in principal amount

of the relevant series of debt securities may direct the time, method

and
place of conducting any lawsuit or other formal legal

action seeking any remedy available to the trustee. These

majority
holders may also direct the trustee in performing any other

action under the Indenture.
Individual Actions Holders May Take

if the Trustee Fails to Act.

Before a holder bypasses the trustee and brings
such holder’s own lawsuit or other formal

legal action or take other steps to enforce such holder’s

rights or protect such
holder’s interests relating to the securities, the following must occur:
●

Such holder must give the trustee written notice that an

event of default has occurred and remains uncured.

●

The holders of 25% in principal amount of all outstanding

securities of the relevant series must make a
written request that the trustee take action because of

the default, and must offer indemnity reasonably
satisfactory to the trustee against the cost and other liabilities of taking that action.

●

The trustee must not have taken action for 60 days after

receipt of the above notice and offer of indemnity.

●

During the 60-day period, the holders of a majority in

principal amount of the securities of that series do
not give the trustee a direction inconsistent with the request.
However, a holder is entitled

at any time to bring an individual lawsuit for the payment of the money due on such
holder’s security on or after its due date.
Waiver of Default
The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the
relevant series of debt securities. If this happens, the

default will be treated as if it had not occurred. No one can waive

a
payment default on a holder’s debt security,

however, without such holder’s

individual approval.
We Will

Give the Trustee Information About Defaults

Annually
Every year we will give to the trustee a written statement of one of our officers certifying that to the

best of his or
her knowledge we are in compliance with the Indenture and

all the securities under it, or else specifying any default.
The trustee may withhold from holders notice of any

uncured default, except for payment defaults, if it determines that withholding notice is in holders’ interest.

Holders who hold in “street name” and other indirect holders should consult their banks or brokers for
information on how to give notice or direction to or make

a request of the trustee and how to make or cancel a
declaration of acceleration.
Regarding the Trustee

The Bank of New York

Mellon Trust Company,

N.A. is the trustee under the Indenture. In addition, affiliates of The
Bank of New York

Mellon Trust Company,

N.A. may perform various commercial banking and investment

banking services
for us and our subsidiaries from time to time in the

ordinary course of business.

DESCRIPTION OF THE 7.000% GLOBAL NOTES DUE

2040 AND THE 4.875% GLOBAL NOTES DUE 2044

The following summary of AT&T’s

above referenced

debt securities is based on and qualified by the indenture,
dated as of November 1, 1994, with The Bank of New York

Mellon, acting as trustee (the “Indenture”)

and the 7.000%
Global Notes due 2040 (the “2040 Notes”) and the 4.875%

Global Notes due 2044 (the “2044 Notes” and, together

with the
2040 Notes, the “Notes”). For a complete description

of the terms and provisions of the Notes,

please refer to the Indenture,
which is filed as an exhibit to AT&T’s

Annual Report on Form 10-K for the year ended December

31, 2019 and to the forms
of Notes, which are filed as exhibits to

the Form 8-As filed with the Securities and Exchange Commission on May 1, 2009
and May 30, 2012.
General

The 2040 Notes:
●

were issued in

an aggregate initial

principal amount of

£1,100,000,000, which remains

the amount
outstanding, subject to our ability to

issue additional 2040 Notes which may be

of the same series as

the 2040
Notes as described under “— Further Issues”;
●

mature on April 30, 2040;
●

bear interest at the rate of 7.000% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by

us at the time

described below under

“—

Optional Redemption” and

in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not

subject to any sinking fund.

The 2044 Notes:
●

were issued in

an aggregate initial

principal amount of

£1,250,000,000, which remains

the amount
outstanding, subject to our ability to

issue additional 2044 Notes which may be

of the same series as

the 2044
Notes as described under “— Further Issues”;
●

mature on June 1, 2044;
●

bear interest at the rate of 4.875% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by

us at the time

described below under

“—

Optional Redemption” and

in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The Notes are unsecured and unsubordinated obligations

and rank
pari passu with all other indebtedness issued
under our Indenture. Each series of Notes constitutes a separate series under the Indenture. The Notes are issued in fully
registered form only and (i) with respect to the 2040 Notes,

in minimum denominations of £50,000 and integral multiples of
£50,000 thereafter and (ii) with respect to the 2044 Notes,

in minimum denominations of £100,000 and integral multiples of
£1,000 in excess thereof. Principal and interest payments

of the Notes are payable by us in pound sterling. Payments of principal, interest and additional amounts, if any,

in respect of the Notes will be made to the Depository Trust

Company,
Euroclear System, Clearstream Banking S.A. or such

nominee or common depositary,

as the case may be, as registered
holder thereof.

For purposes of the 2040 Notes, a business day means any

day other than a Saturday or Sunday or a day on which
banking institutions in the City of New York

or the City of London are authorized or required by law

or executive order to
close.
For purposes of the 2044 Notes, a business day means a

business day in the City of New York

and London.

Interest
The 2040 Notes bear interest at the rate of 7.000% per

annum and the 2044 Notes bear interest at the rate of 4.875%
per annum.

We pay interest

on the 2040 Notes annually in arrears on April 30, commencing on April 30, 2010, to the persons in
whose names our 2040 Notes are registered at the close of

business on the April 15 preceding each interest payment date.

We
pay interest on the 2044 Notes annually in arrears on

June 1, commencing on June 1, 2013, to the persons in whose

names the
2044 Notes are registered at the close of business on the

May 15 preceding the interest payment date.

The 2040 Notes mature on April 30, 2040 and the 2044

Notes will mature on June 1, 2044.

Interest on the Notes is computed on the basis of the actual number of days in the period for which interest is being
calculated and the actual number of days from and including

the last date on which interest was paid on the Notes, to

but
excluding the next scheduled interest payment date.

This payment convention is referred to as ACTUAL/ACTUAL (ICMA)
as defined in the rulebook of the International Capital Market

Association.

Optional Redemption of the Notes

The Notes of each series will be redeemable, as a whole

or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior

notice mailed to the registered address of each holder of the

Notes of
that series. The redemption price will be equal to

the greater of (1) 100% of the principal amount of the Notes of that series to
be redeemed or (2) the sum of the present values of the

Remaining Scheduled Payments (as defined below) discounted

to the
redemption date, on an annual basis (actual/actual (ICMA)),

at a rate equal to the Treasury Rate (as defined

below) and 25
basis points for each series of the Notes. In either case,

accrued interest will be payable to the redemption date.

“ Treasury Rate
” means the price, expressed as a percentage (rounded

to three decimal places, 0.0005 being rounded
upwards), at which the gross redemption yield (as calculated by the trustee) on the Notes of the applicable series, if they were to be purchased at such price on the third dealing day

prior to the date fixed for redemption, would be equal to the gross
redemption yield on such dealing day of the Reference Bond

(as defined below) on the basis of the middle market

price of the
Reference Bond prevailing at 11:00

a.m. (London time) on such dealing day as determined by the

trustee.

“ Reference Bond
” means, in relation to any Treasury Rate calculation,

at the discretion of the trustee, a United
Kingdom government bond whose maturity is closest to the

maturity of the Notes of the applicable series, or if the

trustee in
its discretion considers that such similar bond is not

in issue, such other United Kingdom government bond as

the trustee
may, with the

advice of three brokers of, and/or market makers in, United Kingdom government bonds selected by the
trustee, determine to be appropriate for determining

the Treasury Rate.

“ Remaining Scheduled Payments
” means, with respect to each Note of a series to be redeemed,

the remaining
scheduled payments of principal of and interest on

the Note that would be due after the related redemption date but for the
redemption. If that redemption date is not an interest payment date with respect to the applicable series of Notes, the amount of the next succeeding scheduled interest payment on

the Notes will be reduced by the amount of interest accrued on the
Notes to the redemption date.

On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for
redemption unless we default in the payment of the

redemption price and accrued interest. On or before the redemption date,
we will deposit with a paying agent or the trustee money

sufficient to pay the redemption price of and accrued

interest on the
Notes to be redeemed on that date.

In the case of any partial redemption, selection of the

Notes of a series will be made by the trustee by lot or by such other method as the trustee in its sole discretion deems to be fair and appropriate.

Redemption for Taxation

Reasons

If (a) as a result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction (as defined
below under “Interpretation”), or any change in the official interpretation of the laws or regulations of a Relevant
Jurisdiction, which change or amendment becomes effective

after April 24, 2009 with respect to the 2040 Notes and May 22,
2012 with respect to the 2044 Notes, on the next Interest

Payment Date we would be required to pay additional amounts as provided or referred to below under “— Payment Without

Withholding” and (b) the requirement

cannot be avoided by our
taking reasonable measures available to us, we may

at our option, having given not less than 30 nor more than 60 days’
notice to the holders of Notes of each applicable series (which notice shall be irrevocable), redeem all, but not a portion

of,
the applicable series of Notes at any time at their principal amount together with interest accrued to, but excluding, the date of
redemption provided that no such notice of redemption

shall be given earlier than 90 days prior to the earliest date on which
we would be obliged to pay such additional amounts were a

payment in respect of the applicable series of Notes then

due.
Prior to the publication of any notice of redemption pursuant to this paragraph, we shall deliver to the trustee a certificate signed by two of our executive officers stating

that the requirement referred to in (a) above will apply on the next Interest
Payment Date and setting forth a statement of facts showing that the conditions precedent to the right of AT&T

so to redeem
have occurred, cannot be avoided by us taking reasonable

measures available to us and an opinion of independent legal advisers of recognized international standing to the effect

that AT&T

has or will become obliged to pay such additional
amounts as a result of the change or amendment, in

each case to be held by the trustee and made available for viewing at the
offices of the trustee on request by any

holder of each applicable series of Notes.

Payment Without Withholding

All payments in respect of the Notes by or on behalf of

AT&T

shall be made without withholding or deduction for,
or on account of, any present or future taxes, duties, assessments or governmental charges

of whatever nature (“Taxes”)
imposed, collected, withheld, assessed or levied by or

on behalf of the Relevant Jurisdiction, unless the withholding

or
deduction of the Taxes

is required by law.

In that event, we will pay such additional amounts to a holde

r

who is a United
States Alien (as defined below) as may be necessary in

order that the net amounts received by the holder after the
withholding or deduction shall equal the respective amounts

which would have been receivable in respect of each

applicable
series of the Notes in the absence of the withholding or deduction;

except that no such additional amounts shall be payable in
relation to any payment in respect of any Note:

(a) where such withholding or deduction would not have

been so imposed but for:

(i) in the case of payment by AT&T,

the existence of any present or former connection between
the holder of the Note (or between a fiduciary,

settlor, shareholder,

beneficiary or member of the holder of
the Note, if such holder is an estate, a trust, a corporation or a partnership) and the United States, including,
without limitation, such holder (or such fiduciary,

settlor, shareholder,

beneficiary or member) being or
having been a citizen or resident or treated as a resident

thereof, or being or having been engaged in trade
or business or presence therein, or having or having had

a permanent establishment

therein;

(ii) in the case of payment by AT&T,

the present or former status of the holder of the Note

as a
personal holding company,

a foreign personal holding company,

a passive foreign investment company,

or
a controlled foreign corporation for United States federal

income tax purposes or a corporation which
accumulates earnings to avoid United States federal income

tax;

(iii) in the case of payment by AT&T,

the past or present or future status of the holder of the Note as the actual or constructive owner of 10% or more

of either the total combined voting power of all classes
of stock of AT&T

entitled to vote if AT&T

was treated as a corporation, or the capital or profits interest in
AT&T,

if AT&T

is treated as a partnership for United States federal income tax purposes or as a bank
receiving interest described in Section 881(c) (3) (A)

of the Internal Revenue

Code of 1986, as amended; or

(iv) the failure by the holder of the Note to comply with

any certification, identification or other
reporting requirements concerning the nationality,

residence, identity or connection with the United States
(in the case of payment by AT&T)

of such holder, if compliance is required

by statute or by regulation as a
precondition to exemption from such withholding

or deduction;

(b) in the case of payment by AT&T

to any United States Alien, if such person is a fiduciary or partnership
or other than the sole beneficial owner of any such payment,

to the extent that a beneficiary or settlor with respect to

such fiduciary, a

member of such partnership or the beneficial owner would not have been entitled to the additional
amounts had such beneficiary,

settlor, member or beneficial owner

been the bearer of such Note. As used herein,
“United States Alien” means any person who, for United

States federal income tax purposes, is a foreign
corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign
partnership one or more of the members of which is, for United

States federal income tax purposes, a foreign
corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust;

(c) to the extent that the withholding or deduction is as a

result of the imposition of any gift, inheritance,
estate, sales, transfer, personal property

or any similar tax, assessment or other governmental charge;

(d) to, or to a third party on behalf of, a holder who is liable for the Taxes in respect

of the Notes by reason
of his having any or some present or former connection,

including but not limited to fiscal residency,

fiscal deemed
residency and substantial interest shareholdings, with the

Relevant Jurisdiction, other than the mere holding of the
Notes;

(e) presented for payment more than 30 days after the

Relevant Date except to the extent that a holder
would have been entitled to additional amounts on

presenting the relevant Notes for payment on the last day of the period of 30 days assuming that day to have been an Interest

Payment Date;

(f) any tax, assessment or other governmental charge

required to be withheld by any paying agent from

any
payment of principal or of interest on any Notes, if such

payment can be made without withholding by any other
paying agent;

(g) any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner or any other person failed to comply with certification,

identification or information reporting requirements
concerning the nationality,

residence, identity or connection with the United States of the holder or beneficial owner
of our Notes, if compliance is required by statute, by regulation of the United States Treasury Department or

by an
applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax,
assessment or other governmental charge;

(h) any tax, assessment or governmental charge

that is imposed or withheld solely because of a change in
law, regulation,

or administrative or judicial interpretation that becomes effective after the day on which the
payment becomes due or is duly provided for,

whichever occurs later; or

(i) any combination of (a), (b), (c), (d), (e), (f), (g)

or (h).

Interpretation

As used in this description:
(a) “Relevant Date” means the date on which the payment

first becomes due but, if the full amount of the
money payable has not been received by the trustee on

or before the due date, it means the date which is seven days after the date on which, the full amount of the money

having been so received, notice to that effect shall have

been
duly given to the holders of Notes by us; and

(b) “Relevant Jurisdiction” means the State of Delaware

and the United States or any political subdivision
or any authority thereof or therein having power to tax or

any other jurisdiction or any political subdivision or any
authority thereof or therein having power to tax to which

we become subject in respect of payments made by it of
principal and interest on the Notes.

Additional Amounts

Any reference in the terms of the Notes to any amounts in

respect of the Notes shall be deemed also to refer to any
additional amounts which may be payable under

this provision.

Further Issues

We may from

time to time, without notice to or the consent of the holders of any series of the Notes, create and issue
further notes ranking equally and ratably with such series

in all respects, or in all respects except for the payment

of interest
accruing prior to the issue date or except for the first payment of interest following the issue date of those further

notes. Any
further notes will have the same terms as to status, redemption or otherwise as the Notes of the applicable series. Any

further
notes shall be issued pursuant to a resolution of our

board of directors, a supplement to the Indenture, or under

an officers’
certificate pursuant to the Indenture.

Governing Law

The Notes will be governed by and interpreted in accordance

with the laws of the State of New York.

Special Situations Covered by Our Indenture
Mergers and Similar Transactions
We are generally

permitted to consolidate or merge with another company.

We are also permitted

to sell
substantially all of our assets to another company,

or to buy substantially all of the assets of another company.

However, we
may not take any of these actions unless all the following

conditions are met:
●

Where we merge out of existence or sell our

assets, the company we merge into or sell to may not

be
organized under the laws of a foreign country.

It must be a corporation organized under

the laws of the
United States, any State thereof, or the District of Columbia.

●

The company we merge into or sell to must agree

to be legally responsible for our debt securities.

●

The merger, sale of

assets or other transaction must not cause a default on the securities,

and we must not
already be in default, unless the merger or other

transaction would cure the default. For purposes of this no-
default test, a default would include an event of default

that has occurred and not been cured, as described
below under “— Default and Related Matters — Events of Default

— What Is an Event of Default?” A
default for this purpose would also include any event

that would be an event of default if the requirements
for giving us default notice or our default having to exist

for a specific period of time were disregarded.
Modification and Waiver

of Holders’ Contractual Rights

Under certain circumstances, we can make changes to the Indenture and the securities (including the Notes). Some
types of changes require the approval of each security

holder affected, some require approval by

a majority vote, and some
changes do not require any approval at all.

Changes Requiring Approval

of Holders.

First, there are changes that cannot be made to the securities without specific approval of holders. The following is a list of

those types of changes:
●

to reduce the percentage of holders of securities who

must consent to a waiver or amendment of the
Indenture;

●

to reduce the rate of interest on any security or change the time for payment of interest;

●

to reduce the principal due on any security or change

the fixed maturity of any security;

●

to waive a default in the payment of principal or interest

on any security;

●

to change the currency of payment on a security;
●

in the case of convertible or exchangeable securities, to

make changes to conversion or exchange rights that
would be adverse to the interests of holders;

●

to change

the right of holders to waive an existing default by majority vote;

●

to reduce the amount of principal or interest payable

to holders following a default or change any
conversion or exchange rights, or impair the right of

holders to sue for payment; and

●

to make any change to this list of changes that requires

specific approval of holders.
Changes Requiring a Majority Vote.

The second type of change to the Indenture and the securities is the kind that
requires a vote in favor by security holders owning a majority of the principal amount of the particular series affected.

Most
changes fall into this category,

except for clarifying changes and certain other changes

that would not adversely affect holders
of the securities. The same vote would be required for us

to obtain a waiver of an existing default. However,

we cannot
obtain a waiver of a payment default unless we obtain

each holder’s individual consent to the waiver.

Changes Not Requiring Approval of

Holders.

The third type of change does not require any vote by holders of securities. This type includes, among others, clarifications of ambiguous contract terms and other changes that would not materially adversely affect holders of the

securities.

Further Details Concerning Voting.

When taking a vote, we will use the following rules to decide how much principal amount to attribute to a security:
●

For securities denominated in one or more foreign currencies or currency units, we will use the U.S. dollar
equivalent determined on the date of original issuance of these securities.

Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in
trust for the applicable holders money for their payment

or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security.

We will generally

be entitled to set any day as a record date for the purpose

of determining the holders of
outstanding securities that are entitled to vote or take

other action under the Indenture. However,

the Indenture does not
oblige us to fix any record date at all. If we set a record

date for a vote or other action to be taken by holders of a

particular
series, that vote or action may be taken only by persons

who are holders of outstanding securities of that series on

the record
date and must be taken within 90 days following the record

date.

Holders who hold in “street name” and other indirect holders,

including holders of any securities issued as
global securities, should consult their banks or brokers for information on how approval may be granted or
denied if we seek to change the Indenture or the securities or request a waiver.
Discharge of Our Obligations
We can fully

discharge ourselves from any payment or other obligations

on the securities of any series if we make a
deposit for the applicable holders with the trustee and

certain other conditions are met. The deposit must be held

in trust for
the benefit of all direct holders of the securities and

must be a combination of money and U.S. government or U.S.
government agency notes or bonds that will generate

enough cash to make interest, principal and any other payments on the
securities on their various due dates.
However, we cannot discharge

ourselves from the obligations under any convertible or

exchangeable securities,
unless we provide for it in the terms of these securities.
If we accomplish full discharge, as described

above, holders will have to rely solely on the trust deposit for repayment of the securities. Holders could not look

to us for repayment in the unlikely event of any shortfall. Conversely,

the
trust deposit would most likely be protected from

claims of our lenders and other creditors if we ever become bankrupt

or
insolvent.
We will indemnify

the trustee and holders against

any tax, fee or other charge imposed on the U.S.

government
obligations we deposited with the trustee or against the principal and interest received on these obligations.

Liens on Assets
The Indenture does not restrict us from pledging or otherwise encumbering any of our assets and those of our
subsidiaries.
Default and Related Matters
Ranking Compared to Other Creditors
The securities are not secured by any of our property

or assets. Accordingly,

ownership of securities means each
holder is one of our unsecured creditors. The securities are not subordinated to any of our other debt obligations and

therefore
they rank equally with all our other unsecured and unsubordinated indebtedness. However, the trustee has

a right to receive
payment for its administrative services prior to any payment to security holders after a default.
Events of Default
Holders will have special rights if an event of default occurs and is not cured, as described later in this subsection.
What Is an Event of Default?
The term “event of default” with respect to any series of

securities means any of the
following:
●

We fail to make

any interest payment on the securities of such series when it is due,

and we do not cure this
default within 90 days.

●

We fail to make

any payment of principal when it is due at the maturity

of such series of securities or upon
redemption.

●

We fail to comply

with any of our other agreements regarding a particular series of securities or with a
supplemental indenture, and after we have been notified

of the default by the trustee or holders of 25% in
principal amount of the series, we do not cure the default within

90 days.

●

We file for

bankruptcy, or other

events in bankruptcy,

insolvency or reorganization occur.

Remedies if an Event of Default Occurs
Holders and the trustee will have the following remedies

if an event of default occurs:
Acceleration.

If an event of default has occurred and has not been cured or waived,

then the trustee or the holders of
25% in principal amount of the securities of the affected

series may declare the entire principal amount of and any accrued interest on all the securities of that series to be due

and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount

of the securities of the affected series, if all event

s

of default have
been cured or waived.
Special Duties of Trustee.

If an event of default occurs, the trustee will have some special duties. In that situation,
the trustee will be obligated to use those of its rights and powers under the Indenture, and to use the same degree

of care and
skill in doing so, that a prudent person would use in

that situation in conducting his or her own affairs.
Other Remedies of Trustee.

If an event of default occurs, the trustee is authorized

to pursue any available remedy to
collect defaulted principal and interest and to enforce other provisions of the securities and the Indenture, including bringing a lawsuit.
Majority Holders May Direct the

Trustee to Take

Actions to Protect Their Interests
.

The trustee is not required to
take any action under the Indenture at the request of any

holders unless the holders offer the trustee reasonable

protection
from expenses and liability.

This is called an “indemnity”. If the trustee is provided with an indemnity reasonably satisfactory
to it, the holders of a majority in principal amount

of the relevant series of debt securities may direct the time, method

and
place of conducting any lawsuit or other formal legal

action seeking any remedy available to the trustee. These

majority
holders may also direct the trustee in performing any other

action under the Indenture.

Individual Actions Holders May Take

if the Trustee Fails to Act.

Before a holder bypasses the trustee and bring such
holder’s own lawsuit or other formal legal

action or take other steps to enforce such holder’s rights

or protect such holder’s
interests relating to the securities, the following must occur:
●

Such holder must give the trustee written notice that an

event of default has occurred and remains uncured.

●

The holders of 25% in principal amount of all outstanding

securities of the relevant series must make a
written request that the trustee take action because of

the default, and must offer indemnity reasonably
satisfactory to the trustee against the cost and other liabilities of taking that action.

●

The trustee must not have taken action for 60 days after

receipt of the above notice and offer of indemnity.

●

During the 60-day period, the holders of a majority in

principal amount of the securities of that series do
not give the trustee a direction inconsistent with the request.
However, a holder is entitled

at any time to bring an individual lawsuit for the payment of the money due on such
holder’s security on or after its due date.
Waiver of Default
The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the
relevant series of debt securities. If this happens, the

default will be treated as if it had not occurred. No one can waive

a
payment default on a holder’s debt security,

however, without such holder’s

individual approval.
We Will

Give the Trustee Information About Defaults

Annually

Every year we will give to the trustee a written statement of one of our officers certifying that to the

best of his or
her knowledge we are in compliance with the Indenture and

all the securities under it, or else specifying any default.
The trustee may withhold from holders notice of any

uncured default, except for payment defaults, if it determines that withholding notice is in holders’ interest.
Holders who hold in “street name” and other

indirect holders should consult their banks or brokers

for
information on how to give notice or direction

to or make a request of the trustee and how to

make or cancel
a declaration of acceleration.
Regarding the Trustee
The Bank of New York

Mellon is the trustee under the Indenture. In addition, affiliates of The Bank of New York
Mellon may perform various commercial banking and

investment banking services for us and our subsidiaries from time to
time in the ordinary course of business.

DESCRIPTION OF THE 4.250% GLOBAL NOTES DUE

2043
The following summary of AT&T’s

above referenced

debt securities is based on and qualified by the indenture,
dated as of May 15, 2013, with The Bank of New York

Mellon Trust Company,

N.A., acting as trustee (the “Indenture”)

and
the 4.250% Global Notes due 2043 (the “Notes”). For

a complete description of the terms and provisions

of the Notes,
please refer to the Indenture,

which is filed as an exhibit to AT&T’s

Annual Report on Form 10-K for the year ended
December 31, 2019 and to the form of Notes, which is filed as an exhibit to the Form 8-A filed with the Securities and
Exchange Commission on May 15, 2013.
General
The Notes:
●

were issued in an aggregate initial principal amount

of £1,000,000,000, which remains the amount
outstanding, subject to our ability to issue additional Notes which may be of the same series as the Notes as
described under “— Further Issues”;
●

mature on June 1, 2043;
●

bear interest at the rate of 4.250% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The Notes are unsecured and unsubordinated obligations

and rank
pari passu with all other indebtedness issued
under our Indenture. The Notes constitute a single series under the Indenture. The Notes are issued in fully registered form only and in minimum denominations of £100,000 and

integral multiples of £1,000 in excess thereof. Principal

and interest
payments on the Notes are payable by us in pound sterling.

Payments of principal, interest and additional amounts, if

any, in
respect of the Notes will be made to Euroclear System,

Clearstream Banking S.A. or such nominee or common

depositary, as
the case may be, as registered holder thereof. Under the

terms of the Indenture, if the pound sterling ceases to exist when payments on the Notes are due under any circumstances,

AT&T

may supplement the Indenture to allow for payment

in U.S.
dollars. The principal and interest payable in U.S. dollars

on a Note at maturity,

or upon redemption, will be paid by wire
transfer of immediately available funds against presentation of a Note at the office of the paying agent.
For purposes of the Notes, a business day means a business day in the City of New York

and London.
Interest
The Notes bear interest at the rate of 4.250% per annum.

We pay interest

on the Notes annually in arrears on June 1,
commencing on June 1, 2014, to the persons in whose

names the Notes are registered at the close of business on

the May 15
preceding the interest payment date. The Notes will mature

on June 1, 2043.
Interest on the Notes is computed on the basis of the actual number of days in the period for which interest is being
calculated and the actual number of days from and including

the last date on which interest was paid on the Notes, to

but
excluding the next scheduled interest payment date.

This payment convention is referred to as ACTUAL/ACTUAL (ICMA)
as defined in the rulebook of the International Capital Market

Association.

Optional Redemption

At any time prior to December 1, 2042, the Notes will be redeemable,

as a whole or in part, at our option, at any
time and from time to time on at least 30 days’, but not

more than 60 days’, prior notice mailed to the registered

address of
each holder of the Notes. The redemption price will

be equal to the greater of (1) 100% of the principal amount of the Notes
to be redeemed or (2) the sum of the present values

of the Remaining Scheduled Payments (as defined below)

discounted to

the redemption date, on an annual basis (ACTUAL/ACTUAL

(ICMA)), at a rate equal to the Treasury

Rate (as defined
below) and 20 basis points for the Notes. In either case,

accrued interest will be payable to the redemption date.

At any time
on or after December 1, 2042, we have the option

to redeem the Notes, as a whole or in part, on at least 30 days’,

but not
more than 60 days’, prior notice mailed to the registered

address of each holder of the Notes at a redemption price equal to
100% of the principal amount of the Notes to be redeemed.

Accrued interest will be payable to the redemption date.

“ Treasury Rate
” means the price, expressed as a percentage (rounded

to three decimal places, 0.0005 being rounded
upwards), at which the gross redemption yield on the Notes,

if they were to be purchased at such price on the

third dealing
day prior to the date fixed for redemption, would be

equal to the gross redemption yield on such dealing day of the

Reference
Bond (as defined below) on the basis of the middle market

price of the Reference Bond prevailing at 11:00

a.m. (London
time) on such dealing day as determined by the Company

or an investment bank appointed by the Company.

“ Reference Bond
” means, in relation to any Treasury Rate calculation,

a United Kingdom government bond whose
maturity is closest to the maturity of the Notes, or if

the Company or an investment bank appointed by the Company
considers that such similar bond is not in issue, such

other United Kingdom government bond as the Company

or an
investment bank appointed by the Company,

with the advice of three brokers of, and/or market makers in,

United Kingdom
government bonds selected by the Company or an investment

bank appointed by the Company,

determine to be appropriate
for determining such Treasury Rate.

“ Remaining Scheduled Payments
” means, with respect to each Note to be redeemed, the

remaining scheduled
payments of principal of and interest on the Note that would be due after the related redemption date but for the redemption.
If that redemption date is not an interest payment date

with respect to a Note, the amount of the next succeeding

scheduled
interest payment on the Note will be reduced by

the amount of interest accrued on the Note to the redemption date.

On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for
redemption unless we default in the payment of the

redemption price and accrued interest. On or before the redemption date,
we will deposit with a paying agent or the trustee money

sufficient to pay the redemption price of and accrued

interest on the
Notes to be redeemed on that date.
In the case of any partial redemption, selection of the

Notes will be made by the trustee by lot or by such other
method as the trustee in its sole discretion deems to

be fair and appropriate.
Redemption for Taxation

Reasons
If (a) as a result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction (as defined
below under “Interpretation”), or any change in the official interpretation of the laws or regulations of a Relevant
Jurisdiction, which change or amendment becomes effective

after May 8, 2013, on the next Interest Payment Date we

would
be required to pay additional amounts as provided

or referred to below under “— Payment Without

Withholding” and (b) the
requirement cannot be avoided by our taking reasonable

measures available to us, we may at our option, having given not
less than 30 nor more than 60 days’ notice to the holders

of Notes (which notice shall be irrevocable), redeem all,

but not a
portion of, the Notes at any time at their principal amount

together with interest accrued to, but excluding, the date of redemption provided that no such notice of redemption

shall be given earlier than 90 days prior to the earliest date on which
we would be obliged to pay such additional amounts were a

payment in respect of the Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph,

we shall deliver to the trustee a certificate signed by two of our executive officers stating that the requirement

referred to in (a) above will apply on the next Interest Payment

Date and
setting forth a statement of facts showing that the conditions precedent to the right of AT&T

so to redeem have occurred,
cannot be avoided by us taking reasonable measures available to us and an opinion of independent legal advisers of
recognized international standing to the effect

that AT&T

has or will become obliged to pay such additional amoun

ts as a
result of the change or amendment, in each case to be

held by the trustee and made available for viewing at the offices of the
trustee on request by any holder of the Notes.

Payment Without Withholding

All payments in respect of the Notes by or on behalf of

AT&T

shall be made without withholding or deduction for,
or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature

(“Taxes”)
imposed, collected, withheld, assessed or levied by or

on behalf of the Relevant Jurisdiction, unless the withholding

or
deduction of the Taxes

is required by law.

In that event, we will pay such additional amounts to a holder who is a United
States Alien (as defined below) as may be necessary in

order that the net amounts received by the holder after the

withholding or deduction shall equal the respective amounts

which would have been receivable in respect of the

Notes in the
absence of the withholding or deduction; except that no

such additional amounts shall be payable in relation to any

payment
in respect of any Note:

(a) where such withholding or deduction would not have

been so imposed but for:

(i) in the case of payment by AT&T,

the existence of any present or former connection between
the holder of the Note (or between a fiduciary,

settlor, shareholder,

beneficiary or member of the holder of
the Note, if such holder is an estate, a trust, a corporation or a partnership) and the United States, including,
without limitation, such holder (or such fiduciary,

settlor, shareholder,

beneficiary or member) being or
having been a citizen or resident or treated as a resident

thereof, or being or having been engaged in trade
or business or presence therein, or having or having had

a permanent establishment therein;

(ii) in the case of payment by AT&T,

the present or former status of the holder of the Note

as a
personal holding company,

a foreign personal holding company,

a passive foreign investment company,

or
a controlled foreign corporation for United States federal

income tax purposes or a corporation which
accumulates earnings to avoid United States federal income

tax;

(iii) in the case of payment by AT&T,

the past or present or future status of the holder of the Note as the actual or constructive owner of 10% or more

of either the total combined voting power of all classes
of stock of AT&T

entitled to vote if AT&T

was treated as a corporation, or the capital or profits interest in
AT&T,

if AT&T

is treated as a partnership for United States federal income tax purposes or as a bank
receiving interest described in Section 881(c)(3)(A)

of the Internal Revenue Code of 1986, as amended; or

(iv) the failure by the holder of the Note to comply with

any certification, identification or other
reporting requirements concerning the nationality,

residence, identity or connection with the United States
(in the case of payment by AT&T)

of such holder, if compliance is required

by statute or by regulation as a
precondition to exemption from such withholding

or deduction;

(b) in the case of payment by AT&T

to any United States Alien, if such person is a fiduciary or partnership
or other than the sole beneficial owner of any such payment,

to the extent that a beneficiary or settlor with respect to
such fiduciary, a

member of such partnership or the beneficial owner would not have been entitled to the additional
amounts had such beneficiary,

settlor, member or beneficial owner

been the bearer of such Note. As used herein,
“United States Alien” means any person who, for United

States federal income tax purposes, is a foreign
corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign
partnership one or more of the members of which is, for United

States federal income tax purposes, a foreign
corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust;

(c) to the extent that the withholding or deduction is as a

result of the imposition of any gift, inheritance,
estate, sales, transfer, personal property

or any similar tax, assessment or other governmental charge;

(d) to, or to a third party on behalf of, a holder who is liable for the Taxes in respect

of the Notes by reason
of his having any or some present or former connection,

including but not limited to fiscal residency,

fiscal deemed
residency and substantial interest shareholdings, with the

Relevant Jurisdiction, other than the mere holding of the
Notes;

(e) presented for payment more than 30 days after the

Relevant Date except to the extent that a holder
would have been entitled to additional amounts on

presenting the relevant Notes for payment on the last day of the period of 30 days assuming that day to have been an Interest

Payment Date;

(f) any tax, assessment or other governmental charge

required to be withheld by any paying agent from

any
payment of principal or of interest on any Notes, if such

payment can be made without withholding by any other
paying agent;

(g) any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner or any other person failed to comply with certification,

identification or information reporting requirements
concerning the nationality,

residence, identity or connection with the United States of the holder or beneficial owner
of our Notes, if compliance is required by statute, by regulation of the United States Treasury Department or

by an

applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax,
assessment or other governmental charge;

(h) any tax, assessment or governmental charge

that is imposed or withheld solely because of a change in
law, regulation,

or administrative or judicial interpretation that becomes effective after the day on which the
payment becomes due or is duly provided for,

whichever occurs later; or

(i) any combination of (a), (b), (c), (d), (e), (f), (g)

or (h).

Interpretation

As used in this description:

(a) “Relevant Date” means the date on which the payment

first becomes due but, if the full amount of the
money payable has not been received by the trustee on

or before the due date, it means the date which is seven days after the date on which, the full amount

of the money having been so received, notice to that effect

shall have been
duly given to the holders of Notes by us; and

(b) “Relevant Jurisdiction” means the State of Delaware

and the United States or any political subdivision
or any authority thereof or therein having power to tax or

any other jurisdiction or any political subdivision or any
authority thereof or therein having power to tax to which

we become subject in respect of payments made by it of
principal and interest on the Notes.

Additional Amounts

Any reference in the terms

of the Notes to any amounts in respect of the Notes shall be deemed also to refer to any
additional amounts which may be payable under

this provision.

Further Issues

We may from

time to time, without notice to or the consent of the holders of the

Notes, create and issue further
notes ranking equally and ratably with such Notes in all

respects, or in all respects except for the payment of interest accruing
prior to the issue date or except for the first payment

of interest following the issue date of those further notes.

Any further
notes will have the same terms as to status, redemption

or otherwise as the Notes. Any further notes shall be issued pursuant
to a resolution of our board of directors, a supplement

to the Indenture, or under an officers’ certificate pursuant to the
Indenture.

Governing Law
The Notes will be governed by and interpreted in accordance

with the laws of the State of New York.

Special Situations Covered by Our Indenture
Mergers and Similar Transactions
We are generally

permitted to consolidate or merge with another company.

We are also permitted

to sell
substantially all of our assets to another company.

However, we may not take any of

these actions unless all the following
conditions are met:
●

Where we merge out of existence or sell our

assets, the company we merge into or sell to may not

be
organized under the laws of a foreign country.

It must be a corporation organized under

the laws of the
United States, any State thereof, or the District of Columbia.

●

The company we merge into or sell to must agree

to be legally responsible for our debt securities.

●

The merger, sale of

assets or other transaction must not cause a default on the securities,

and we must not
already be in default, unless the merger or other

transaction would cure the default. For purposes of this no-

default test, a default would include an event of default

that has occurred and not been cured, as described
below under “— Default and Related Matters — Events of Default

— What Is an Event of Default?” A
default for this purpose would also include any event

that would be an event of default if the requirements
for giving us default notice or our default having to exist

for a specific period of time were disregarded.
Further, we may buy substantially

all of the assets of another company without complying with any of the foregoing
conditions.
Modification and Waiver

of Holders’ Contractual Rights
Under certain circumstances, we can make changes to the Indenture and the securities (including the Notes). Some
types of changes require the approval of each security

holder affected, some require approval by

a majority vote, and some
changes do not require any approval at all.

Changes Requiring Approval

of Holders.

First, there are changes that cannot be made to the securities without specific approval of holders. The following is a list of

those types of changes:
●

to reduce the percentage of holders of securities who

must consent to a waiver or amendment of the
Indenture;

●

to reduce the rate of interest on any security or change the time for payment of interest;

●

to reduce the principal due on any security or change

the fixed maturity of any security;

●

to waive a default in the payment of principal

or interest on any security;

●

to change the currency of payment on a security,

unless the security provides for payment in a currency that
ceases to exist;
●

in the case of convertible or exchangeable securities, to

make changes to conversion or exchange rights that
would be adverse to the interests of holders;

●

to change the right of holders to waive an existing default

by majority vote;

●

to reduce the amount of principal or interest payable

to holders following a default or change any
conversion or exchange rights, or impair the right of

holders to sue for payment; and

●

to make any change to this list of changes that requires

specific approval of holders.
Changes Requiring a Majority Vote.

The second type of change to the Indenture and the securities is the kind that
requires a vote in favor by security holders owning a majority of the principal amount of the particular series affected.

Most
changes fall into this category,

except as set forth in the following paragraph. The same

vote would be required for us to
obtain a waiver of an existing default. However,

we cannot obtain a waiver of a payment default unless we obtain each
holder’s individual consent to the waiver.

Changes Not Requiring Approval of

Holders.

The third type of change does not require any vote by holders of securities. This type includes, among others, clarifica

tions of ambiguous contract terms, changes to make securities payable in U.S. dollars (if the stated denomination ceases to exist) and other changes that would not materially adversely affect
holders of the securities.

Further Details Concerning Voting.

When taking a vote, we will use the following rules to decide how much principal amount to attribute to a security:
●

For securities denominated in one or more foreign currencies or currency units, we will use the U.S. dollar
equivalent determined on the date of original issuance of these securities.

Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in
trust for the applicable holders money for their payment

or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security.

We will generally

be entitled to set any day as a record date for the purpose

of determining the holders of
outstanding securities that are entitled to vote or take

other action under the Indenture. However,

the Indenture does not
oblige us to fix any record date at all. If we set a record

date for a vote or other

action to be taken by holders of a particular
series, that vote or action may be taken only by persons

who are holders of outstanding securities of that series on

the record
date and must be taken within 90 days following the record

date.

Holders who hold in “street name” and other indirect holders,

including holders of any securities issued as
global securities, should consult their banks or brokers for information on how approval may be granted or
denied if we seek to change the Indenture or the securities or request a waiver.
Discharge of Our Obligations
We can fully

discharge ourselves from any payment or other obligations

on the securities of any series if we make a
deposit for the applicable holders with the trustee and

certain other conditions are met. The deposit must be held

in trust for
the benefit of all direct holders of the securities and

must be a combination of money and U.S. government or U.S.
government agency notes or bonds that will generate

enough cash to make interest, principal and any other payments on the
securities on their various due dates.
However, we cannot discharge

ourselves from the obligations under any convertible or

exchangeable securities,
unless we provide for it in the terms of these securities.
If we accomplish full discharge, as described

above, holders will have to rely solely on the trust deposit for repayment of the securities. Holders could not look

to us for repayment in the unlikely event of any shortfall. Conversely,

the
trust deposit would most likely be protected from

claims of our lenders and other creditors if we ever become bankrupt

or
insolvent.
We will indemnify

the trustee and holders against any tax, fee or other charge imposed on the U.S. government
obligations we deposited with the trustee or against the principal and interest received on these obligations.
Liens on Assets
The Indenture does not restrict us from pledging or otherwise encumbering any of our assets and those of our
subsidiaries.
Default and Related Matters
Ranking Compared to Other Creditors
The securities are not secured by any of our property

or assets. Accordingly,

ownership of securities means each
holder is one of our unsecured creditors. The securities are not subordinated to any of our other debt obligations and

therefore
they rank equally with all our other unsecured and unsubordinated indebtedness. However, the trustee has

a right to receive
payment for its administrative services prior to any payment to security

holders after a default.
Events of Default
Holders will have special rights if an event of default occurs and is not cured, as described later in this subsection.
What Is an Event of Default?
The term “event of default” with respect to any series of

securities means any of the
following:
●

We fail to make

any interest payment on the securities of such series when it is due,

and we do not cure this
default within 90 days.

●

We fail to make

any payment of principal when it is due at the maturity

of such series of securities or upon
redemption.

●

We fail to comply

with any of our other agreements regarding a particular series of securities or with a
supplemental indenture, and after we have been notified

of the default by the trustee or holders of 25% in
principal amount of the series, we do not cure the default within

90 days.

●

We file for

bankruptcy, or other

events in bankruptcy,

insolvency or reorganization occur.

Remedies if an Event of Default Occurs
Holders and the trustee will have the following remedies

if an event of default occurs:
Acceleration.

If an event of default has occurred and has not been cured or waived,

then the trustee or the holders of
25% in principal amount of the securities of the affected

series may declare

the entire principal amount of and any accrued
interest on all the securities of that series to be due

and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount

of the securities of the affected series, if all events

of default have
been cured or waived.
Special Duties of Trustee.

If an event of default occurs, the trustee will have some special duties. In that situation,
the trustee will be obligated to use those of its rights and powers under the Indenture, and to use the same degree

of care and
skill in doing so, that a prudent person would use in

that situation in conducting his or her own affairs.
Other Remedies of Trustee.

If an event of default occurs, the trustee is authorized

to pursue any available remedy to
collect defaulted principal and interest and to enforce other provisions of the securities and the Indenture, including bringing a lawsuit.
Majority Holders May Direct the

Trustee to Take

Actions to Protect Their Interests
.

The trustee is not required to
take any action under the Indenture at the request of any

holders unless the holders offer the trustee reasonable

protection
from expenses and liability.

This is called an “indemnity”. If the trustee is provided with an indemnity reasonably satisfactory
to it, the holders of a majority in principal amount

of the relevant series of debt securities may direct the time, method

and
place of conducting any lawsuit or other formal legal

action seeking any remedy available to the trustee. These

majority
holders may also direct the trustee in performing any other

action under the Indenture.
Individual Actions Holders May Take

if the Trustee Fails to Act.

Before a holder bypasses the trustee and brings
such holder’s own lawsuit or other formal

legal action or take other steps to enforce such holder’s

rights or protect such
holder’s interests relating to the securities, the following must occur:
●

Such holder must give the trustee written notice that an

event of default has occurred and remains uncured.

●

The holders of 25% in principal amount of all outstanding

securities of the relevant series must make a
written request that the trustee take action because of

the default, and must offer indemnity reasonably
satisfactory to the trustee against the cost and other liabilities of taking that action.

●

The trustee must not have taken action for 60 days after

receipt of the above notice and offer of indemnity.

●

During the 60-day period, the holders of a majority in

principal amount of the securities of that series do
not give the trustee a direction inconsistent with the request.
However, a holder is entitled

at any time to bring an individual lawsuit for the payment of the money due on such
holder’s security on or after its due date.
Waiver of Default
The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the
relevant series of debt securities. If this happens, the

default will be treated as if it had not occurred. No one can waive

a
payment default on a holder’s debt security,

however, without such holder’s

individual approval.

We Will

Give the Trustee Information About Defaults

Annually
Every year we will give to the trustee a written statement of one of our officers certifying that to the

best of his or
her knowledge we are in compliance with the Indenture and

all the securities under it, or else specifying any default.
The trustee may withhold from holders notice of any

uncured default, except for payment defaults, if it determines that withholding notice is in holders’ interest.
Holders who hold in “street name” and other

indirect holders should consult their banks or brokers

for
information on how to give notice or direction

to or make a request of the trustee and how to

make or cancel
a declaration of acceleration.
Regarding the Trustee
The Bank of New York

Mellon Trust Company,

N.A. is the trustee under the Indenture. In addition, affiliates of The
Bank of New York

Mellon Trust Company,

N.A. may perform various commercial banking and investment

banking services
for us and our subsidiaries

from time to time in the ordinary course of business.

DESCRIPTION OF THE 2.900% GLOBAL NOTES DUE

2026, THE 4.375% GLOBAL NOTES DUE 2029

AND
THE 5.200% GLOBAL NOTES DUE 2033
The following summary of AT&T’s

above referenced

debt securities is based on and qualified by the indenture,
dated as of May 15, 2013, with The Bank of New York

Mellon Trust Company,

N.A., acting as trustee (the “Indenture”)

and
the 2.900% Global Notes due 2026 (the “2.900% 2026

Notes”), the 4.375% Global Notes due 2029 (the “4.375% 2029
Notes”) and the 5.200% Global Notes due 2033 (the “2033

Notes” and, together with the 2.900% 2026 Notes and

the
4.375% 2029 Notes, the “Notes”). For a complete description

of the terms and provisions of the Notes,

please refer to the
Indenture, which is filed as an exhibit

to AT&T’s

Annual Report on Form 10-K for the year ended December

31, 2019 and to
the forms of Notes, which are filed as exhibits

to the Form 8-As filed with the Securities and Exchange

Commission on March
24, 2016 and September 11,

2018.

General
The 2.900% 2026 Notes:
●

were issued in an aggregate initial principal amount

of £750,000,000, which remains the amount
outstanding, subject to our ability to issue additional 2.900%

2026 Notes which may be of the same series
as the 2.900% 2026 Notes as described under “— Further

Issues”;
●

mature on December 4, 2026;
●

bear interest at the rate of 2.900% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 4.375% 2029 Notes:
●

were issued in an aggregate initial principal amount

of £745,000,000, which remains the amount
outstanding, subject to our ability to issue additional 4.375%

2029 Notes which may be of the same series
as the 4.375% 2029 Notes as described under “— Further

Issues”;
●

mature on September 14, 2029;
●

bear interest at the rate of 4.375% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The 2033 Notes:
●

were issued in an aggregate initial principal amount

of £342,361,000, which remains the amount
outstanding, subject to our ability to issue additional 2033

Notes which may be of the same series as the
2033 Notes as described under “— Further Issues”;
●

mature on November 18, 2033;

●

bear interest at the rate of 5.200% per annum, payable

annually in arrears;
●

are repayable at par at maturity;
●

are redeemable by us at the time described below under

“— Optional Redemption” and in connection with
certain tax events as described below under “— Redemption

Upon a Tax Event”;

and
●

are not subject to any sinking fund.

The Notes are unsecured and unsubordinated obligations

and rank
pari passu with all other indebtedness issued
under our Indenture. Each series of Notes constitutes a separate series under the Indenture. The Notes are issued in fully
registered form only and in minimum denominations of

£100,000 and integral multiples of £1,000 in excess thereof.

Principal
and interest payments on the Notes are payable by us in

pound sterling. Payments of principal, interest and additional amounts, if any,

in respect of the Notes will be made to Euroclear System, Clearstream

Banking S.A. or such nominee or
common depositary,

as the case may be, as registered holder thereof. Under

the terms of the Indenture, if the pound sterling
ceases to exist when payments on the Notes are due under

any circumstances, AT&T

may supplement the Indenture to allow
for payment in U.S. dollars. The principal and interest payable in U.S. dollars on a Note at maturity,

or upon redemption, will
be paid by wire transfer of immediately available funds against presentation of a Note at the office of the

paying agent.
For purposes of the 2.900% 2026 Notes, a business day means

a business day in the City of New York

or the City of
London.
For purposes of the 4.375% 2029 Notes and 2033 Notes,

a business day means any day other than a Saturday or
Sunday and that, in the City of New York

or London, is not a day on which banking institutions are generally authorized or
obligated by law to close, and is a day on which the

Trans-European Automated Real-time Gross Settlement

Express
Transfer (TARGET)

System, or any successor thereto, operates.

Interest
The 2.900% 2026 Notes bear interest at the rate of 2.900% per annum, the 4.375% 2029 Notes bear interest at the
rate of 4.375% per annum and the 2033 Notes bear

interest at the rate of 5.200% per annum.

We pay interest

on the 2.900% 2026 Notes annually in arrears on each

December 4, commencing on December 4,
2018, to the persons in whose names the 2.900% 2026

Notes are registered at the close of business on the business day preceding the interest payment date. The 2.900% 2026

Notes will mature on December 4, 2026.
We pay interest

on the 4.375% 2029 Notes annually in arrears on September

14, commencing on September 14,
2016, to the persons in whose names the 4.375% 2029

Notes are registered at the close of business on the business day preceding the interest payment date. The 4.375% 2029

Notes will mature on September 14, 2029.
We pay interest

on the 2033 Notes annually in arrears on November 18,

commencing on November 18, 2016, to the
persons in whose names our 2033 Notes are registered

at the close of business on the business day preceding the

interest
payment date. The 2033 Notes will mature on November

18, 2033.

Interest on the Notes is computed on the basis of the actual number of days in the period for which interest is being
calculated and the actual number of days from and including

the last date on which interest was paid on the Notes, to

but
excluding the next scheduled interest payment date.

This payment convention is referred to as ACTUAL/ACTUAL (ICMA)
as defined in the rulebook of the International Capital Market

Association.

Optional Redemption
At any time prior to September 4, 2026, the 2.900% 2026 Notes may be redeemed, as a whole or in part, at our
option, at any time and from time to time on at least 30

days’, but not more than 60 days’, prior notice sent to the

registered
address of each holder of the Notes to be redeemed. The

redemption price will be calculated by us and will be equal

to the
greater of (1) 100% of the principal amount of the

Notes to be redeemed or (2) the sum of the present values of the
Remaining Scheduled Payments (as defined below) discounted

to the redemption date, on an annual basis
(ACTUAL/ACTUAL (ICMA)), at a rate equal to the

Treasury Rate (as defined below) plus 25

basis points. In either case,

accrued but unpaid interest will be payable to the redemption date. At any time on or after September 4, 2026, the Notes may be redeemed, as a whole or in part, at our option,

at any time and from time to time on at least 30 days’, but not more than 60
days’, prior notice sent to the registered address of

each holder of the Notes, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed. Accrued

but unpaid interest will be payable to the redemption

date.

The 4.375% 2029 Notes and the 2033 Notes may be redeemed

as a whole or in part, at our option, at any time and
from time to time on at least 30 days’, but not more than

60 days’, prior notice mailed to the registered address of

each holder
of the applicable series of Notes. The redemption price

will be equal to the greater of (1) 100% of the principal

amount of the
applicable series of Notes to be redeemed or (2) the sum

of the present values of the Remaining Scheduled Payments

(as
defined below) discounted to the redemption date, on

an annual basis (ACTUAL/ACTUAL (ICMA)), at a rate equal to

the
Treasury Rate (as defined below) plus,

for the 4.375% 2029 Notes, 35 basis points, and for the 2033

Notes, 25 basis points.
In either case, accrued but unpaid interest will be payable

to the redemption date. We

will calculate the redemption price in
connection with any redemption hereunder.

“ Treasury Rate
” means the price, expressed as a percentage (and,

with respect to the 4.375% 2029 Notes and the
2033 Notes, rounded to three decimal places, 0.0005

being rounded upwards), at which the gross redemption yield on the
Notes of the applicable series, if they were to be purchased at such price on the third dealing day prior to the date fixed for
redemption, would be equal to the gross redemption

yield on such dealing day of the Reference Bond (as defined

below) on
the basis of the middle market price of the Reference

Bond prevailing at 11:00 a.m. (London time)

on such dealing day as
determined by the Company or an investment bank appointed

by the Company.

“ Reference Bond
” means, in relation to any Treasury Rate calculation,

a United Kingdom government bond whose
maturity is closest to the maturity of the Notes of the

applicable series, or if the Company or an investment bank appointed by
the Company considers that such similar bond is not in

issue, such other United Kingdom government bond as the

Company
or an investment bank appointed by the Company,

with the advice of three brokers of, and/or market makers in, United
Kingdom government bonds selected by the Company

or an investment bank appointed by the Company,

determine to be
appropriate for determining such Treasury

Rate.

“ Remaining Scheduled Payments
” means, with respect to each Note of a series to be redeemed,

the remaining
scheduled payments of principal of and interest on

the Note that would be due after the related redemption date but for the
redemption. If that redemption date is not an interest payment date with respect to the applicable series of Notes, the amount of the next succeeding scheduled interest payment on

the Notes will be reduced by the amount of interest accrued on the
Notes to the redemption date.

On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for
redemption unless we default in the payment of the

redemption price and accrued interest. On or before the redemption date,
we will deposit with a paying agent or the trustee money

sufficient to pay the redemption price of and accrued

interest on the
Notes to be redeemed on that date.

In the case of any partial redemption, selection of the

Notes of a series to be redeemed will be made by the trustee by lot or, with respect to the 2.900%

2026 Notes, pursuant to applicable depositary procedures and,

with respect to the
4.375% 2029 Notes and the 2033 Notes, by such other

method as the trustee in its sole discretion deems to be fair

and
appropriate.
Payment of Additional Amounts

We will, subject to

the exceptions and limitations set forth below,

pay as additional interest on the Notes such
additional amounts as are necessary so that the net payment

by us or our paying agent of the principal of and interest

on the
Notes to a person that is a United States Alien, after deduction for any present or future tax, assessment or governmental
charge of the United States or a political subdivision

or taxing authority thereof or therein, imposed by withholding with
respect to the payment, will not be less than the amount

that would have been payable in respect of the Notes had no
withholding or deduction been required. As used herein,

“United States Alien” means any person who, for United

States
federal income tax purposes, is a foreign corporation, a

non-resident alien individual, a non-resident alien fiduciary of a
foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal

income tax
purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

Our obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner, or a fiduciary,

settlor, beneficiary or member of the

beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:
(a) is or was present or engaged in a trade or business in the

United States, has or had a permanent
establishment in the United States, or has any other

present or former connection with the United States or
any political subdivision or taxing authority thereof

or therein;
(b) is or was a citizen or resident or is or was treated

as a resident of the United States;

(c) is or was a foreign or domestic personal holding company,

a passive foreign investment
company or a controlled foreign corporation with respect

to the United States or is or was a corporation that
has accumulated earnings to avoid United States federal

income tax;

(d) is or was a bank receiving interest described in

Section 881(c)(3)(A) of the Internal Revenue
Code of 1986, as amended (the “Code”); or

(e) is or was an actual or constructive owner of 10% or

more of the total combined voting power
of all classes of stock of AT&T

entitled to vote;

(2) to any holder that is not the sole beneficial owner of

the Notes, or a portion thereof, or that is a fiduciary
or partnership, but only to the extent that the beneficial owner,

a beneficiary or settlor with respect to the fiduciary,
or a member of the partnership would not have been entitled

to the payment of an additional amount had such
beneficial owner, beneficiary,

settlor or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or governmental charge

that is imposed or withheld solely because the beneficial
owner or any other person failed to comply with certification,

identification or information reporting requirements
concerning the nationality,

residence, identity or connection with the United States of the holder or beneficial owner
of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or

by an
applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax,
assessment or other governmental charge;

(4) to any tax, assessment or governmental charge

that is imposed other than by deduction or withholding
by AT&T

or a paying agent from the payment;

(5) to any tax, assessment or governmental charge

that is imposed or withheld solely because of a change in
law, regulation,

or administrative or judicial interpretation that is announced or becomes effective after the day on
which the payment becomes due or is duly provided for,

whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer,

wealth or personal property tax or any similar tax,
assessment or governmental charge;

(7) to any tax, assessment or other governmental charge

any paying agent (which term may include us)
must withhold from any payment of principal of or interest on any Note, if such payment can be made without such
withholding by any other paying agent; or

(8) in the case of any combination of the above items.

In addition, any amounts to be paid on the Notes will be

paid net of any deduction or withholding imposed or
required pursuant to Sections 1471 through 1474 of the

Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)

of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental

agreement entered into in connection with the implementation of such
Sections of the Code, and no additional amounts will be

required to be paid on account of any such deduction or withholding.

The Notes are subject in all cases to any tax, fiscal or

other law or regulation or administrative or judicial
interpretation applicable. Except as specifically provided

under this heading “—Payment of Additional Amounts” and

under

the heading “—Redemption Upon a Tax

Event,” we do not have to make any payment with respect to any tax, assessment or
governmental charge imposed by any government

or a political subdivision or taxing authority.

Any reference in the terms of the Notes of each series to any amounts in respect of the Notes shall be deemed also

to
refer to any additional amounts which may be payable

under this provision.

Redemption Upon a Tax

Event

If (a) we become or will become obligated to pay additional

amounts with respect to any Notes as described herein
under the heading “—Payment of Additional Amounts”

as a result of any change in, or amendment to, the laws (or

any
regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or
therein), or any change in, or amendments to, any

official position regarding the application or

interpretation of such laws,
regulations or rulings, which change or amendment

is announced or becomes effective, on or after March

21, 2016 with
respect to the 4.375% 2029 Notes and the 2033 Notes and

September 6, 2018 with respect to the 2.900% 2026 Notes or

(b) a
taxing authority of the United States takes an action on or after

March 21, 2016 with respect to the 4.375% 2029 Notes and
the 2033 Notes and September 6, 2018 with respect to

the 2.900% 2026 Notes, whether or not with respect to us or any of our
affiliates, that results in a substantial probability

that we will or may be required to pay such additional amounts, then we
may, at our option,

redeem, as a whole, but not in part, the applicable series of

Notes on any interest payment date on not less
than 30 nor more than 60 calendar days’ prior notice, at a

redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date

fixed for redemption. No redemption pursuant to (b) above may be made unless we
shall have received an opinion of independent counsel

to the effect that an act taken by a taxing authority

of the United States
results in a substantial probability that we will or may

be required to pay the additional amounts described herein under the
heading “—Payment of Additional Amounts”

and we shall have delivered to the trustee a certificate, signed by a duly
authorized officer, stating

that based on such opinion we are entitled to redeem the Notes pursuant to their terms.

Further Issues

We may from

time to time, without notice to or the consent of the holders of any series of the Notes, create and issue
further notes ranking equally and ratably with such series

in all respects, or in all respects except for the payment

of interest
accruing prior to the issue date or except for the first payment of interest following the issue date of those further

notes. Any
further notes will have the same terms as to status, redemption or otherwise as, and will be fungible for United States federal income tax purposes with, the Notes of the applicable series. Any further notes shall be issued pursuant to a resolution of our board of directors, a supplement to the Indenture, or under

an officers’

certificate pursuant to the Indenture.

Governing Law

The Notes will be governed by and interpreted in accordance

with the laws of the State of New York.

Special Situations Covered by Our Indenture
Mergers and Similar Transactions
We are generally

permitted to consolidate or merge with another company.

We are also permitted

to sell
substantially all of our assets to another company.

However, we may not take any of

these actions unless all the following
conditions are met:
●

Where we merge out of existence or sell our

assets, the company we merge into or sell to may not

be
organized under the laws of a foreign country.

It must be a corporation organized under

the laws of the
United States, any State thereof, or the District of Columbia.

●

The company we merge into or sell to must agree

to be legally responsible for our debt securities.

●

The merger, sale of

assets or other transaction must not cause a default on the securities,

and we must not
already be in default, unless the merger or other

transaction would cure the default. For purposes of this no-
default test, a default would include an event of default

that has occurred and not been cured, as described
below under “— Default and Related Matters — Events of Default

— What Is an Event of Default?” A

default for this purpose would also include any event

that would be an event of default if the requirements
for giving us default notice or our default having to exist

for a specific period of time were disregarded.
Further, we may buy substantially

all of the assets of another company without complying with any of the foregoing
conditions.
Modification and Waiver

of Holders’

Contractual Rights
Under certain circumstances, we can make changes to the Indenture and the securities (including the Notes). Some
types of changes require the approval of each security

holder affected, some require approval by

a majority vote, and some
changes do not require any approval at all.

Changes Requiring Approval

of Holders.

First, there are changes that cannot be made to the securities without specific approval of holders. The following is a list of

those types of changes:
●

to reduce the percentage of holders of securities who

must consent to a waiver or amendment of the
Indenture;

●

to reduce the rate of interest on any security or change the time for payment of interest;

●

to reduce the principal due on any security or change

the fixed maturity of any security;

●

to waive a default in the payment of principal or interest

on any security;

●

to change the currency of payment on a security,

unless the security provides for payment in a currency that
ceases to exist;
●

in the case of convertible or exchangeable securities, to

make changes to conversion or exchange rights that
would be adverse to the interests of holders;

●

to change the right of holders to waive an existing default

by majority vote;

●

to reduce the amount of principal or interest payable

to holders following a default or change any
conversion or exchange rights, or impair the right of

holders to sue for payment; and

●

to make any change to this list of changes that requires

specific approval of holders.
Changes Requiring a Majority Vote.

The second type of change to the Indenture and the securities is the kind that
requires a vote in favor by security holders owning a majority of the principal amount of the particular series affected.

Most
changes fall into this category,

except as set forth in the following paragraph. The same

vote would be required for us to
obtain a waiver of an existing default. However,

we cannot obtain a waiver of a payment default unless we obtain each
holder’s individual consent to the waiver.

Changes Not Requiring Approval of

Holders.

The third type of change does not require any vote by holders of securities. This type includes, among others, clarifications of ambiguous contract terms, changes to make securities payable in U.S. dollars (if the stated denomination ceases to exist) and other changes that would not materially adversely affect
holders of the securities.

Further Details Concerning Voting.

When taking a vote, we will use the following rules to decide how much principal amount to attribute to a security:
●

For securities denominated in one or more foreign currencies or currency units, we will use the U.S. dollar
equivalent determined on the date of original issuance of these securities.

Securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in
trust for the applicable holders money for their payment

or redemption. A security does not cease to be outstanding because we or an affiliate of us is holding the security.

We will generally

be entitled to set any day as a record date for the purpose

of determining the holders of
outstanding securities that are entitled to vote or take

other action under the Indenture. However,

the Indenture does not
oblige us to fix any record date at all. If we set a record

date for a vote or other action to be taken by holders of a

particular
series, that vote or action may be taken only by persons

who are holders of outstanding securities of that series on

the record
date and must be taken within 90 days following the record

date.

Holders who hold in “street name” and other indirect holders,

including holders of any securities issued as
global securities, should consult their banks or brokers for information on how approval may be granted or
denied if we seek to change the Indenture or the securities or request a waiver.
Discharge of Our Obligations
We can fully

discharge ourselves from any payment or other obligations

on the securities of any series if we make a
deposit for the applicable holders with the trustee and

certain other conditions are met. The deposit must be held

in trust for
the benefit of all direct holders of the securities and

must be a combination of money and U.S. government or U.S.
government agency notes or bonds that will generate

enough cash to make interest, principal and any other payments on the
securities on their various due dates.
However, we cannot discharge

ourselves from the obligations under any convertible or

exchangeable securities,
unless we provide for it in the terms of these securities.
If we accomplish full discharge, as described

above, holders will have to rely solely on the trust deposit for repayment of the securities. Holders could not look

to us for repayment in the unlikely event of any shortfall. Conversely,

the
trust deposit would most likely be protected from

claims of our lenders and other creditors if we ever become bankrupt

or
insolvent.
We will indemnify

the trustee and holders against any tax, fee or other charge imposed on the U.S. government
obligations we deposited with the trustee or against the principal and interest received on these obligations.
Liens on Assets
The Indenture does not restrict us from pledging or otherwise encumbering any of our assets and those of our
subsidiaries.
Default and Related Matters
Ranking Compared to Other Creditors
The securities are not secured by any of our property

or assets. Accordingly,

ownership of securities means each
holder is one of our unsecured creditors. The securities are not subordinated to any of our other debt obligations and

therefore
they rank equally with all our other unsecured and unsubordinated indebtedness. However, the trustee has

a right to receive
payment for its administrative services prior to any payment to security holders after a default.
Events of Default
Holders will have special rights if an event of default occurs and is not cured, as described later in this subsection.
What Is an Event of Default?
The term “event of default” with respect to any series of

securities means any of the
following:
●

We fail to make

any interest payment on the securities of such series when it is due,

and we do not cure this
default within 90 days.

●

We fail to make

any payment of principal when it is due at the maturity

of such series of securities or upon
redemption.

●

We fail to comply

with any of our other agreements regarding a particular series of securities or with a
supplemental indenture, and after we have been notified

of the default by the trustee or holders of 25% in
principal amount of the series, we do not cure the default within

90 days.

●

We file for

bankruptcy, or other

events in bankruptcy,

insolvency or reorganization occur.

Remedies if an Event of Default Occurs
Holders and the trustee will have the following remedies

if an event of default occurs:
Acceleration.

If an event of default has occurred and has not been cured or waived,

then the trustee or the holders of
25% in principal amount of the securities of the affected

series may declare

the entire principal amount of and any accrued
interest on all the securities of that series to be due

and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount

of the securities of the affected series, if all events

of default have
been cured or waived.
Special Duties of Trustee.

If an event of default occurs, the trustee will have some special duties. In that situation,
the trustee will be obligated to use those of its rights and powers under the Indenture, and to use the same degree

of care and
skill in doing so, that a prudent person would use in

that situation in conducting his or her own affairs.
Other Remedies of Trustee.

If an event of default occurs, the trustee is authorized

to pursue any available remedy to
collect defaulted principal and interest and to enforce other provisions of the securities

and the Indenture, including bringing
a lawsuit.
Majority Holders May Direct the

Trustee to Take

Actions to Protect Their Interests
.

The trustee is not required to
take any action under the Indenture at the request of any

holders unless the holders offer the trustee reasonable

protection
from expenses and liability.

This is called an “indemnity”. If the trustee is provided with an indemnity reasonably satisfactory
to it, the holders of a majority in principal amount

of the relevant series of debt securities may direct the time, method

and
place of conducting any lawsuit or other formal legal

action seeking any remedy available to the trustee. These

majority
holders may also direct the trustee in performing any other

action under the Indenture.
Individual Actions Holders May Take

if the Trustee Fails to Act.

Before a holder bypasses the trustee and brings
such holder’s own lawsuit or other formal

legal action or take other steps to enforce such holder’s

rights or protect such
holder’s interests relating to the securities, the following must occur:
●

Such holder must give the trustee written notice that an

event of default has occurred and remains uncured.

●

The holders of 25% in principal amount of all outstanding

securities of the relevant series must make a
written request that the trustee take action because of

the default, and must offer indemnity reasonably
satisfactory to the trustee against the cost and other liabilities of taking that action.

●

The trustee must not have taken action for 60 days after

receipt of the above notice and offer of indemnity.

●

During the 60-day period, the holders of a majority in

principal amount of the securities of that series do
not give the trustee a direction inconsistent with the request.
However, a holder is entitled

at any time to bring an individual lawsuit for the payment of the money due on such
holder’s security on or after its due date.
Waiver of Default
The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the
relevant series of debt securities. If this happens, the

default will be treated as if it had not occurred. No one can waive

a
payment default on a holder’s debt security,

however, without such holder’s

individual approval.

We Will

Give the Trustee Information About Defaults

Annually
Every year we will give to the trustee a written statement of one of our officers certifying that to the

best of his or
her knowledge we are in compliance with the Indenture and

all the securities under it, or else specifying any default.
The trustee may withhold from holders notice of any

uncured default, except for payment defaults, if it determines that withholding notice is in holders’ interest.
Holders who hold in “street name” and other

indirect holders should consult their banks or brokers

for
information on how to give notice or direction

to or make a request of the trustee and how to

make or cancel
a declaration of acceleration.
Regarding the Trustee
The Bank of New York

Mellon Trust Company,

N.A. is the trustee under the Indenture. In addition, affiliates of The
Bank of New York

Mellon Trust Company,

N.A. may perform various commercial banking and investment

banking services
for us and our subsidiaries from time to time in the

ordinary course of business.